Exhibit 10.1


                                                                  EXECUTION COPY



                               up to $150,000,000



                               FACILITY AGREEMENT


                               Dated 19 April 2007


                                       for

                               AHR CAPITAL LIMITED
                                   as Borrower

                                       and


                             ANTHRACITE CAPITAL INC.
                                   as Sponsor


                                      with


                     LEHMAN COMMERCIAL PAPER INC., UK BRANCH
                                acting as Lender


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                 up to $150,000,000 REVOLVING FACILITY AGREEMENT

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                               C A D W A L A D E R
                                   265 Strand
                                London, WC2R 1BH

                            Tel: +44 (0) 20 7170 8700
                            Fax: +44 (0) 20 7170 8600

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

1        DEFINITIONS AND INTERPRETATION......................................4

2        THE FACILITY.......................................................35

3        PURPOSE............................................................37

4        CONDITIONS OF UTILISATION..........................................37

5        UTILISATION........................................................41

6        OPTIONAL CURRENCIES................................................43

7        REPAYMENT..........................................................44

8        PREPAYMENT.........................................................44

9        DETERMINATIONS.....................................................46

10       ACCOUNTS OF THE BORROWER...........................................47

11       INTEREST...........................................................50

12       INTEREST PERIODS...................................................52

13       CHANGES TO THE CALCULATION OF INTEREST.............................52

14       FEES...............................................................53

15       TAX GROSS UP AND INDEMNITIES.......................................54

16       INCREASED COSTS....................................................58

17       OTHER INDEMNITIES..................................................59

18       MITIGATION BY THE LENDER...........................................61

19       COSTS AND EXPENSES.................................................62

20       SERVICING..........................................................62

21       GUARANTEE AND INDEMNITY............................................64

22       GENERAL REPRESENTATIONS............................................67

23       ASSET REPRESENTATIONS AND WARRANTIES...............................73

24       INFORMATION UNDERTAKINGS...........................................74

25       FINANCIAL UNDERTAKINGS.............................................80

26       GENERAL UNDERTAKINGS...............................................80

27       EVENTS OF DEFAULT..................................................87

28       CHANGES TO THE LENDERS.............................................93

29       CHANGES TO THE BORROWERS...........................................95

30       PAYMENT MECHANICS..................................................96

31       SET-OFF............................................................98

32       NOTICES............................................................98

33       CALCULATIONS AND CERTIFICATES.....................................100

34       PARTIAL INVALIDITY................................................101

35       REMEDIES AND WAIVERS..............................................101

36       AMENDMENTS AND WAIVERS............................................101

37       COUNTERPARTS......................................................102

38       GOVERNING LAW.....................................................102

39       ENFORCEMENT.......................................................102

40       LIMITED RECOURSE, ETC.............................................103

Schedule 1
         The Original Parties..............................................105

Schedule 2
         Eligibility Criteria..............................................106

Schedule 3
         Conditions Precedent..............................................111

Schedule 4
         Preliminary Due Diligence Package.................................116

Schedule 5
         Requests..........................................................119

Annex 1 to Schedule 5
         Asset Warranties..................................................124

Annex 2 to Schedule 5
         Financed Asset Schedule...........................................151

Annex 3 to Schedule 5
         Asset Conditions Precedent........................................152

Schedule 6
         Mandatory Cost Formula............................................157

Schedule 7
         Form of Accession Letter..........................................160

Schedule 8
         Form of Resignation Letter........................................161

Schedule 9
         Form of Compliance Certificate....................................162

Schedule 10
         Form of Trust Receipt.............................................165

Schedule 11
         Form of Bailee Letter.............................................168

Schedule 12
         Form of Closing Data Tape.........................................170

Schedule 13
         Form of Redirection Letter........................................174

Schedule 14
         Form of Servicer Notice...........................................176

Schedule 15
         Form of Investment Manager Report.................................178

SIGNATURES...................................................................1

THIS AGREEMENT dated 19 April 2007 is made by and between

(1) AHR CAPITAL LIMITED a private limited company incorporated under the laws of Ireland, registered with the Registrar of Companies in Ireland under number 398357, with its registered office at Custom House Plaza, Block 6, IFSC, Dublin 1, Ireland as the original borrower (in this capacity, the "Original Borrower");

(2) ANTHRACITE CAPITAL INC., a company incorporated under the laws of the State of Maryland, registered with tax registration number 13-3978906, with its registered office at Anthracite Capital, Inc., 40 East 52nd Street, New York, New York 10022, USA (the "Sponsor"); and

(3) LEHMAN COMMERCIAL PAPER INC., UK BRANCH, a corporation incorporated under the laws of New York operating by and through its United Kingdom Branch situated at 25 Bank Street, 11th Floor, London, E14 5LE as lender (in this capacity, the "Lender");

collectively referred to as the "Parties" (or, individually, a "Party").

NOW, THEREFORE, the parties agree as follows:

1        DEFINITIONS AND INTERPRETATION

1.1      Definitions

         In this Agreement, unless the context requires otherwise:

         "Acceptable Rating" means a long-term debt rating of B or higher by S&P and/or Fitch and/or B2 or higher by Moody's; provided that if more than one Rating Agency provides such a rating, the lowest such rating shall be determinative for purposes of this definition. For the avoidance of doubt, the Sponsor may at any time request in writing to the Lender that this definition be amended by; (x) replacing the phrase "B or higher" with the phrase "B- or higher"; and (y) the phrase "B2 or higher" with the phrase "B3 or higher" and the Lender may agree to the foregoing amendments provided that the Lender (acting in its sole but good faith discretion) shall be entitled to require any consequential amendments that it considers reasonably necessary be made to the Finance Documents and the Borrower shall agree to such consequential amendments.

         "Accepted Servicing Practices" means, with respect to any Asset, those servicing practices of prudent institutions which service assets of the same type as such Asset in the jurisdiction where the related Mortgaged Property or Underlying Mortgaged Property is located.

         "Accession Letter" means a document substantially in the form set out in Schedule 7 (Form of Accession Letter) with such amendments as the Lender may approve or reasonably require.

         "Additional Borrower" means a company which becomes an Additional Borrower in accordance with Clause 29 (Changes to the Borrowers).

         "Adjusted Net Income" means for any period and any Person, the Net Income of such Person and its Subsidiaries determined on a cash basis for such period without recognising any trading portfolio gains or losses in general, and specifically without giving effect to:

         (a)  depreciation and amortisation,

         (b) gains or losses that are classified as "extraordinary" in accordance with Applicable Accounting Principles,

         (c)  capital gains or losses on sales of real estate,

         (d) capital gains or losses with respect to the disposition of investments in marketable securities,

         (e)  any provision/benefit for income taxes for such period,

         (f) earnings from equity investments and unconsolidated joint ventures determined in accordance with Applicable Accounting Principles,

         (g)  losses attributable to the impairment of assets,

         (h) incentive fees paid in the form of the issuance of such Person's ordinary share capital or common stock,

         (i)  Cash Interest Expense,

         (j) income or expense attributable to the ineffectiveness of hedging transactions, and

         (k)  interest accretions, whether in favour or against such Person.

         Without limiting the foregoing, Net Income shall be determined before preferred stock dividends and shall include cash distributions from equity investments and unconsolidated joint ventures.

         "Advance" means the principal amount of each loan made or to be made to the Borrower under the Facility as from time to time reduced by any repayment or prepayment of such loan.

         "Advance Rate" when used in relation to any Asset and its related Advance, has the meaning given to such term in the related Utilisation Request which amount shall not exceed the lower of: (a) the Market Value of the related Asset as of the relevant Utilisation Date multiplied by Eighty Five per cent. (85%); (b) the then outstanding principal balance of such Asset; and (c) the Available Commitments.

         "Affiliate" means, in relation to a person, a Subsidiary of that person, a Holding Company of that person or any other Subsidiary of that Holding Company and in relation to the Borrower or the Sponsor, shall also be deemed to include any fund or entity that is managed by the same investment advisor as or other wise controlled by the Borrower or, as the case may be, the Sponsor or by an Affiliate of such investment advisor.

         "Applicable Accounting Principles" means, in respect of:

         (a) the Borrower, accepted accounting principles, standards and practices as are generally accepted in the accounting profession in Ireland or, if different, in the country of formation of the Borrower, from time to time, consistently applied; or

         (b) the Sponsor, international financial reporting standards as promulgated by the International Accounting Standards Boards from time to time.

         "Appraised Value" means in relation to any Mortgaged Property or Underlying Mortgaged Property the value set forth in a valuation made in connection with the origination or securitisation of the related Mortgage Loan or Underlying Loan equal to the value of such Mortgaged Property or Underlying Mortgaged Property, as applicable.

         "Asset Conditions Precedent" when used in relation to any Asset means all the documents and evidence listed in the related Utilisation Request, in form and substance satisfactory to the Lender or in the form stated in such Utilisation Request.

         "Asset Covenants" when used in relation to any Asset means any additional obligations of the Borrower with respect to such Asset, as set forth in the related Utilisation Request.

         "Asset File" has the meaning given to such term in the Document Custody Agreement and includes all Records and all Asset Finance Documents.

         "Asset Finance Documents" means the Debt Finance Documents and the Securities Finance Documents.

         "Asset Prepayment Condition" when used in relation to any Asset means any additional prepayment condition with respect to such Asset, as set forth in the related Utilisation Request.

         "Asset Warranties" has the meaning given to such term in Clause 23.1 (Scope of Asset Representations and Warranties).

         "Assets" means any B-Notes, CMBS, Mezzanine Loans, Whole Loans and/or (where approved by the Lender acting in good faith) other asset.

         "Assignment of Leases and Rents" means the assignment of leases and rents related to and delivered in connection with each Debt Asset.

         "Authorisation" means an authorisation, consent, approval, resolution, licence, exemption, filing or registration.

         "Authorised Signatory" means, in relation to a person, any individual who is duly authorised (in such manner as is reasonably acceptable to the Lender) and in respect of whom the Lender has received a certificate signed by a director or another Authorised Signatory of such person setting out the name and signature of such individual and confirming such individual's authority to act.

         "Available Commitment" means, in relation to the Lender and any Advance, the Loan Commitment minus:

         (a)  the Base Currency Amount of any outstanding Advances; and

         (b) the Base Currency Amount of in any Advances that are due to be made on or before the proposed Utilisation Date of such Advance (other than such Advance); and

         (c) the Asset Value (as defined in the U.S. Facility) of all Purchased Assets (as defined in the U.S. Facility) from time to time under the U.S. Facility converted into the Base Currency using the Lender's Spot Rate of Exchange, other than the Lender's participation in any Advances that are due to be repaid or prepaid on or before the proposed Utilisation Date.

         "Availability Period" means the period from and including the Closing Date to and including the close of business in London on the Business Day falling:

         (a)  on the Initial Availability Period End Date; or

         (b) if the Sponsor delivers an initial Availability Period Extension Notice pursuant to Clause 2.6 (Availability Period Extension Option), the date which is 30 days after the Initial Availability Period End Date (or if such day is not a Business Day, the next succeeding Business Day) (the "First Extended Availability Period End Date"); or

         (c) if, the Sponsor delivers a second Availability Period Extension Notice pursuant to Clause 2.6 (Availability Period Extension Option), the date which is 30 days after the First Extended Availability Period End Date (or if such day is not a Business Day, the next succeeding Business Day) (the "Second Extended Availability Period End Date").

         "Availability Period Extension Notice" has the meaning given to such term in Clause 2.6(a) (Availability Period Extension Option).

         "Bailee Letter" means a letter substantially in the form set out in
         Schedule 11 (Form of Bailee Letter) issued by counsel or other third party acceptable to the Lender in its sole and absolute but good faith discretion to the Document Custodian confirming the such Person's possession of certain Asset Files for the benefit of the Document Custodian.

         "Balloon Payment" means, for any Asset for which the final principal payment or final redemption of principal is materially greater than periodic scheduled or other principal payments due thereunder, which payment is due on the maturity date (howsoever described) for such Asset.

         "Bank" means HSBC Bank plc (or any other person approved by the Lender in good faith) acting in its capacity as Bank pursuant to the Control Account Agreement.

         "Base Currency" means US dollars.

         "Base Currency Amount" means, in relation to an Advance or Advances, the amount specified in the Utilisation Request delivered by the Borrower for that Advance or Advances (or, if the amount requested is not denominated in the Base Currency, that amount converted into the Base Currency at the Lender's Spot Rate of Exchange on the date which is three (3) Business Days before the Utilisation Date or, if later, on the date the Lender receives the Utilisation Request) adjusted to reflect any repayment, prepayment, consolidation or division of that Advance.

         "B-Note" means a loan which is secured by a first ranking Mortgage in respect of Multifamily and/or Commercial Properties situated in one or more Eligible Jurisdictions which is subordinated to certain other debt secured by the same Mortgage.

         "Book Value" means in respect of any Asset at any time, an amount, as certified by the Borrower or the Sponsor, equal to the lesser of: (x) the face or par amount of such Asset; and (y) the price which the Borrower paid for such Asset plus any additional capital advanced by the Borrower in respect of such Asset, less, in either case, an amount equal to the sum of all principal payments paid in respect of such Asset and realised losses or other write downs recognised relating to such Asset.

         "Borrower" means the Original Borrower or an Additional Borrower unless it has ceased to be a Borrower in accordance with Clause 29 (Changes to the Borrowers).

         "Borrowing Base" means in relation to the Borrower: on any date of determination, the lesser of (a) the aggregate of the product of (i) the Advance Rates applicable to each Eligible Asset and (ii) the lower of (A) the Market Values of each such Eligible Asset and (B) the total of the then outstanding principal balances of such Eligible Assets, in each case, denominated in the Base Currency or converted into the Base Currency using the Lender's Spot Rate of Exchange and (b) the Loan Commitments.

         "Break Costs" means the amount (if any) by which:

         (a) the interest which the Lender should have received for the period from the date of receipt by it in respect of all or any part of the Advance or any Unpaid Sum to the last day of the current Interest Period in respect of the Advance or Unpaid Sum had the principal amount or Unpaid Sum received been paid on the last day of that Interest Period;

         exceeds:

         (b) the amount which the Lender would be able to obtain by placing an amount equal to the principal amount or Unpaid Sum received by it on deposit with a leading bank in the Relevant Interbank Market for a period starting on the Business Day following receipt or recovery and ending on the last day of the current Interest Period,

         (c) plus any breakage costs due under any hedging arrangements entered into by the Lender in connection with the Assets or the Advances arising as a result of the associated prepayment or repayment.

         "Business" means, with respect to the Borrower:

         (a) the entering into of the Finance Documents to which the Borrower is party and all other documents referred to therein, and the holding of the proceeds therefrom and the performance by the Borrower of its obligations thereunder;

         (b) the acquisition of Assets and the ownership and/or sale of, the exercise of its rights under and the performance of its obligations in connection with such Assets;

         (c) the entering into of the Investment Management Agreement and the exercise of its rights and performance of its obligations under such agreements; and/or

         (d)  activities incidental to any of the foregoing.

         "Business Day" means a day (other than a Saturday or Sunday) on which banks are open for general business in London, Dublin and New York and, in relation to any amount payable in any Optional Currency, such other financial centre as the Lender may determine.

         "Cash" means in relation to any Person, cash on deposit in any account maintained by such Person with any depository institution.

         "Cash Interest Expense" means for any period and any Person, total interest expense, both expensed and capitalised, of such Person and its Subsidiaries for such period with respect to all outstanding recourse Financial Indebtedness of such Person and its Subsidiaries (including, without limitation, all commissions, discounts and other fees and charges owed with respect to letter of credit and bankers' acceptance financing and net costs under interest rate protection agreements), determined on a consolidated cash basis, for such period (determined on a consolidated cash basis), and net of any interest accretions, whether in favour or against, with respect to debt.

         "CDO" means collateralised debt obligations.

         "Clearstream" means Clearstream Banking Luxembourg, a societe anonyme and member of the Deutsche Borse Group, or any successor to its trading and settlement business.

         "Closing Data Tape" means, with respect to any Advance as of any Utilisation Date, a computer tape or other electronic medium generated by the Borrower and delivered to the Lender and the Document Custodian, which provides, with respect to each Eligible Asset that is the subject of such Advance, each of the data fields set forth in Schedule 12 (Form of Closing Data Tape) and the information responsive to each such field, as well as any and all new, modified or updated information with respect to such Eligible Asset that has been provided to the Lender prior to the applicable Utilisation Date and as to which the Advance Rate or any other information set forth in the Utilisation Request for such Advance has been based, in each case in a format that has previously been approved by the Lender and is otherwise acceptable to the Lender.

         "Closing Date" means the date on which the Lender confirms in writing to the Borrower that all of the conditions precedent to this Agreement have been satisfied (or waived).

         "CMBS" means commercial mortgage backed securities.

         "Collection Account" means, in relation to the Borrower, the Borrower's Euro account (and any accounts in respect of any Optional Currencies) established and maintained by the Borrower with the Bank, subject to the Security of the Lender to which any sums payable to or recovered by the Borrower or the Investment Manager on the Assets owned by the Borrower and financed under this Agreement shall be credited.

         "Compliance Certificate" means a certificate, substantially in the form of Schedule 9 (Form of Compliance Certificate).

         "Control Account Agreement" means a control account agreement (in the form approved by the Lender acting in good faith) between the Lender, the Borrower, the Investment Manager and the Bank.

         "Custodial Delivery Letter" means the notice from the Borrower (which may be in electronic form) indicating that the Borrower is delivering an Asset File to the Document Custodian.

         "Dangerous Substance" means any substance capable (whether alone or in combination with any other) of causing pollution, contamination, harm and/or damage to property or to the Environment, including any waste.

         "Debt Asset" means any B-Note, Mezzanine Loan, Whole Loan or, as the context may require or admit (and where so determined by the Lender in good faith) Eligible Other Asset.

         "Debt Asset Legal Advice" has the meaning given to such term in
         Schedule 4 (Preliminary Due Diligence Package).

         "Debt Asset Transfer Certificate" means any transfer certificate, assignment agreement, novation agreement or other documentation required by the terms and conditions of the Debt Finance Documents and applicable law to effect, perfect and document a transfer of rights and obligations from an existing lender under (and as defined in) the Debt Finance Documents to the Borrower in its capacity as a new lender under (and as defined in) such Debt Finance Documents.

         "Debt Finance Documents" means in respect of any Debt Assets any:

         (a) credit agreement entered into between a third party debtor or borrower (howsoever defined therein) and inter alia the Borrower in its capacity as lender (howsoever defined therein) which creates or evidences such Debt Assets;

         (b) intercreditor agreement or equivalent arrangement entered into by the Borrower and other creditors of a third party debtor or borrower (howsoever defined therein) regulating their respective debts;

         (c) subordination agreement or equivalent arrangement entered into by the Borrower and other creditors of a third party debtor or borrower (howsoever defined therein) regulating their respective debts;

         (d) all Mortgages, pledges, guarantees and security agreements (howsoever described) in favour of (directly or indirectly) the Borrower (or a trustee for the Borrower) which secure amounts due to the Borrower under the agreements described above;

         (e) asset or loan servicing, property management and cash management agreements in respect of such Debt Assets;

         (f)   Hedging Transactions relating to such Debt Assets; and

         (g) any transfer certificate, assignment agreement, novation agreement or other documentation required by the terms and conditions of the Debt Finance Documents listed above and applicable law to effect, perfect and document a transfer of rights and obligations from an existing lender under (and as defined in) the Debt Finance Documents listed above to the Borrower in its capacity as a new lender under (and as defined in) such Debt Finance Documents listed above, in each case, as the same may from time to time be supplemented, amended or novated pursuant to the applicable provisions thereof.

         "Debt Service Coverage Ratio" means the ratio of Adjusted Net Income to Cash Interest Expense on recourse Financial Indebtedness outstanding, it being understood that such determination shall be made on a cash basis.

         "Deed of Charge" means the deeds of charge and assignment governed by English law and Irish law each dated on or about the date of this Agreement and each made between the Borrower and the Lender.

         "Default" means an Event of Default or any event or circumstance specified in Clause 27.1 (Events of Default) which would (with the lapse of time, the expiry of a grace period, the giving of notice, the making of any determination under the Finance Documents or any combination of any of the foregoing) be an Event of Default.

         "Disposal" (including, with correlative meanings, the terms "Dispose", "Disposed", "Disposing" and "Disposition") means a sale, transfer, grant, lease or other disposal, whether voluntary or involuntary.

         "Document Custodian" means such Person (approved by the Lender acting in good faith) as may be appointed to act as document custodian for the Borrower for the purposes of this Agreement and any successor custodian under the Document Custody Agreement.

         "Document Custody Agreement" means the document custody agreement (in the form approved by the Lender acting in good faith) and made between the Borrower, the Lender and the Document Custodian, as the same may be amended, restated, supplemented or otherwise modified and in effect from time to time.

         "Eligible Assets" means:

         (a)   any Eligible Debt Assets; and

         (b)   any Eligible Securities.

         "Eligible B-Note" means any B-Note which complies with all of the Eligibility Criteria which are applicable to B-Notes provided that this definition shall include any other assets of the Borrower that the Lender determines in good faith are to be treated as Eligible B-Notes for the purposes of this Agreement subject to such modifications to the terms hereof as the Lender may in good faith require in relation to the same.

         "Eligibility Criteria" means, in relation to any B-Note, CMBS, Mezzanine Loan or Whole Loan, the criteria stated to be applicable to the same in Schedule 2 (Eligibility Criteria).

         "Eligible Currency" means the Base Currency and any Optional Currency.

         "Eligible Debt Assets" means Eligible Whole Loans, Eligible B-Notes, Eligible Mezzanine Loans and (where so determined by the Lender in good faith) Eligible Other Assets.

         "Eligible Institution" means a regulated depository institution the short term unsecured debt obligations or commercial paper of which are rated at least A-1 by S&P, P-1 by Moody's, and F-1+ by Fitch in the case of Letters of Credit for thirty (30) days or less or, in the case of Letters of Credit for more than thirty (30) days, the long term unsecured debt obligations of which are rated at least "AA" by Fitch and S&P and "Aa2" by Moody's.

         "Eligible Jurisdiction" means any member state of the European Union which has adopted the Euro as its currency, Switzerland and/or the United Kingdom and/or any other jurisdiction approved in writing by the Lender.

         "Eligible Mezzanine Loan" means any Mezzanine Loan which complies with all of the Eligibility Criteria which are applicable to Mezzanine Loans provided that this definition shall include any other assets of the Borrower that the Lender determines in good faith are to be treated as Eligible Mezzanine Loans for the purposes of this Agreement subject to such modifications to the terms hereof as the Lender may in good faith require in relation to the same.

         "Eligible Other Assets" means any assets other than Eligible Whole Loans, Eligible B-Notes, Eligible Mezzanine Loans and Eligible Securities (which are CMBS) that:

         (a) the Borrower, the Investment Manager and the Lender have agreed in writing may be the subject of a Utilisation made under this Agreement (including, without limitation, securities based on credit default swap transactions and credit-linked notes, a security the returns on which are linked to the credit an/or price performance of a reference obligation);

         (b) comply with such of the Eligibility Criteria (as modified and supplemented as the Lender may in good faith require) as the Lender may in good faith require; and

         (c) the Lender determines in good faith are to be treated as Assets for the purposes of this Agreement subject to such modifications to the terms hereof as the Lender may in good faith require in relation to such asset, provided that, notwithstanding any provisions herein to the contrary, the Eligibility Criteria and Advance Rate for such Eligible Other Assets shall be as agreed in writing by the Borrower, the Investment Manager and the Lender (as reflected in the relevant final Utilisation Request).

         "Eligible Security" means any CMBS which complies with all of the Eligibility Criteria which are applicable to CMBS provided that this definition shall include any other assets of the Borrower that the Lender in good faith determines are to be treated as Eligible Securities for the purposes of this Agreement subject to such modifications to the terms hereof as the Lender may in good faith require in relation to the same and (where so determined by the Lender) Eligible Other Assets.

         "Eligible Whole Loan" means any Whole Loan which complies with all of the Eligibility Criteria which are applicable to Whole Loans provided that this definition shall include any other assets of the Borrower that the Lender in good faith determines are to be treated as Eligible Whole Loans for the purposes of this Agreement subject to such modifications to the terms hereof as the Lender may in good faith require in relation to the same.

         "Environment" means, without limitation, any of the following media:

         (a) land, including surface land, sub-surface strata, sea bed and river bed and any natural or man-made structures;

         (b) water, including coastal and inland waters, surface waters, ground waters and waters in drains and sewers; and

         (c) air, including air within buildings and other man-made or natural structures above or below ground,

         and includes any living organism or system supported by any such media.

         "Environmental Law" means all or any international, national or local civil or criminal law, common law, statutes, statutory instruments, regulations, directives, statutory guidance and regulatory codes of practice, orders, decrees, injunctions or judgements which relate to the Environment or Environmental Matters and:

         (a)   which are in force or enacted as at the date of this Agreement;

         (b) which were in force at an earlier date, are no longer in force, but under which obligations and liabilities subsist; or

         (c) which are in force from time to time after the date of this Agreement.

         "Environmental Matters" means:

         (a) pollution or contamination, or the threat of pollution or contamination, of the Environment;

         (b) the generation, manufacture, processing, handling, storage, distribution, use, treatment, removal, transport, disposal, emission, release, spillage, deposit and/or discharge of Dangerous Substances to the extent that they are regulated by any relevant Environmental Law;

         (c)   the exposure of any Person to Dangerous Substances;

         the creation of any noise, vibration, radiation, common law or statutory nuisance or other material adverse impact on the Environment.

         "Equity Interests" means, with respect to any person, any and all shares, interests, participations or other equivalents, however designated, of equity shares or other equity participations, including partnership interests, whether general or limited, in such person.

         "Equity Offering" means any secondary offering of equity interests in the Sponsor which is arranged on a sole-books basis by Lehman Brothers International or any Affiliate.

         "EURIBOR" means, in relation to any Advance or overdue amount in euro:

         (a)   the applicable Screen Rate; or

         (b) (if no Screen Rate is available for the Interest Period of that Advance or overdue amount) either:

               (i) a rate that is interpolated a by the Lender for that period from one or more Screen Rates for another period, or

               (ii) (if no such interpolated rate is available) the arithmetic mean of the rates (rounded upward to four decimal places) as supplied to the Lender at its request, quoted by the Reference Banks to leading banks in the European interbank market, in each case as of 11.00 a.m. on the Quotation Day for the offering of deposits in euro for a period comparable to the Interest Period for that Advance or overdue amount.

         "Euroclear" means Euroclear Bank N.A./S.V., or any successor to its trading and settlement business.

         "Event of Default" means any event or circumstance specified as such in Clause 27.1 (Events of Default).

         "Extended Availability Period End Date" means the First Extended Availability Period End Date and/or the Second Extended Availability Period End Date as the context may require or admit:

         "Facility" means the loan facility made available under this Agreement as described in Clause 2 (The Facility).

         "Facility Office" means the office or offices notified by a Lender to the Lender in writing on or before the date it becomes a Lender (or, following that date, by not less than five (5) Business Days' written notice) as the office or offices through which it will perform its obligations under this Agreement; provided that, unless otherwise subsequently notified to the Lender in accordance with the foregoing, the Facility Office of a Lender named on the signature pages hereto shall be the office or offices specified after its name on the signature pages hereto.

         "Facility Termination Date" means the Initial Facility Termination Date unless the Availability Period is extended once by the Borrower pursuant to Clause 2.6 (Availability Period Extension Option) in which event the Facility Termination Date shall be the First Extended Availability Period End Date or unless the Availability Period is extended twice by the Borrower pursuant to Clause 2.6 (Availability Period Extension Option) in which event the Facility Termination Date shall be 30 days from the Second Extended Availability Period End Date.

         "Finance Documents" means:

         (a)   this Agreement;

         (b)   the U.S. Facility;

         (c)   any Accession Letter;

         (d)   any Resignation Letter;

         (e)   any Security Document;

         (f)   the Investment Management Agreement;

         (g)   each Utilisation Request;

         (h)   the Securities Custody Agreement;

         (i)   the Document Custody Agreement;

         (j) any Hedging Agreement where the Hedging Counterparty falls within paragraph (a) of the definition of Hedging Counterparty; and

         (k) any other document designated as such by the Lender, the Borrower and the Sponsor.

         "Finance Lease" means a contract between a lessor and a lessee treated as a finance lease under Applicable Accounting Principles.

         "Finance Party" means the Lender and any the Hedging Counterparties falling within paragraph (a) of the definition thereof or a Lender.

         "Financed Asset Schedule" means with respect to any Advance as of any date, the schedule (a schedule in the form of Annex 2 to Schedule 5 (Requests)) to the related Utilisation Request.

         "Financial Indebtedness" means (without double counting) any indebtedness for or in respect of:

         (a)   moneys borrowed (including any overdraft);

         (b) any amount raised by acceptance under any acceptance credit facility or dematerialised equivalent;

         (c) any amount raised pursuant to any note purchase facility or the issue of bonds, notes, debentures, loan stock or any similar instrument;

         (d) the amount of any liability in respect of any lease or hire purchase contract which would, in accordance with Applicable Accounting Principles, be treated as a finance or capital lease;

         (e) receivables sold or discounted (other than any receivables to the extent they are sold or discounted on a non-recourse basis);

         (f) any amount raised under any other transaction (including any forward sale agreement, deferred purchase agreement, agreement or option to reacquire an asset or purchase agreement) having the commercial effect of a borrowing;

         (g) any derivative transaction entered into in connection with protection against or benefit from fluctuation in any rate or price (and, when calculating the value of any derivative transaction, only the marked to market value on the date of calculation shall be taken into account);

         (h) shares which are expressed to be redeemable or are capable of being redeemed at the option of the relevant shareholder(s) on or prior to the Facility Termination Date and all obligations to purchase, retire or otherwise acquire for value such capital in respect of transactions which, in each case, have the commercial effect of a borrowing;

         (i) any counter-indemnity obligation in respect of a guarantee, indemnity, bond, standby or documentary letter of credit or any other instrument issued by a bank or financial institution; and

         (j) the amount of any liability in respect of any guarantee or indemnity for any of the items referred to in paragraphs (a) to
               (i) above but only to the extent that the relevant guarantee or indemnity would be included in the financial statements of the relevant entity as a contingent liability under the Applicable Accounting Principles.

         "Fitch" means Fitch Ratings, a wholly owned subsidiary of Fimalac, S.A., or any successor to its rating agency business.

         "Governmental Authority" shall mean any nation or government, any state, county, municipality or other political subdivision thereof or any governmental body, agency, authority, department or commission (including, without limitation, any taxing authority) or any instrumentality or officer of any of the foregoing (including, without limitation, any court or tribunal) exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any corporation, partnership or other entity directly or indirectly owned by or controlled by the foregoing.

         "Ground Lease" means a lease for all or any portion of the real property comprising the Mortgaged Property or Underlying Mortgaged Property, the lessee's interest in which is held by the Mortgagor or Underlying Mortgagor in respect of the related Asset.

         "Ground Lessee" means the ground lessee under a Ground Lease.

         "Hedging Agreement" means each ISDA Master Agreement, together with the schedule and, where the context admits, the confirmations relating thereto, and any other currency or interest hedging agreements or documents which:

         (a)  are governed by English law; and

         (b) may be entered into by the Borrower with a Hedging Counterparty for the purpose of hedging interest rate liabilities and/or currency exchange rates,

         as amended, supplemented or replaced from time to time.

         "Hedging Counterparty" means:

         (a) Lehman Commercial Paper Inc, UK Branch and/or any Affiliate of Lehman Commercial Paper Inc, UK Branch; and

         (b) a person which has entered into a Hedging Agreement with the Borrower for the purpose of hedging interest rate liabilities and/or currency exchange rates in relation to the Assets, which at the time it enters into such Hedging Agreement rated at least A-1 by S&P and Aa3 by Moody's and which has been approved in writing by the Lender;

         provided that, in each such case, such person has signed and delivered or acceded to an intercreditor deed acceptable to the Lender.

         "Hedging Transaction" means any forward contract, futures contract, swap, option or other financial agreement or arrangement, including, without limitation, caps, floors, collars and similar agreements, relating to, or the value of which is dependent upon, interest rates or currency exchange rates or indices.

         "Holding Company" means, in relation to a person, any other person in respect of which it is a Subsidiary.

         "Hotel" means a Mortgaged Property or Underlying Mortgaged Property owned by the Mortgagor or Underlying Mortgagor or for which the Mortgagor or Underlying Mortgagor is a Ground Lessee, which constitutes an operational hotel which is part of an international, national or regional chain or franchise (determined by the Lender on or prior to the Utilisation Date in its sole but good faith discretion), including all land, amenities and improvements, with individual rooms principally for short-term rental to tenants occupying same.

         "IBOR" means LIBOR, EURIBOR or Optional Currency LIBOR (as the context shall require).

         "Income" means with respect to any Eligible Asset at any time any principal received thereon or in respect thereof and all interest, premiums, fees, charges, dividends or other distributions thereon, excluding payments received with respect to any B-Note, Mezzanine Loan or, where appropriate, Eligible Other Asset which are designated for payment of any related Senior Debt.

         "Industrial Property" means a Mortgaged Property or Underlying Mortgaged Property owned by the Mortgagor or Underlying Mortgagor or for which the Mortgagor or Underlying Mortgagor is a Ground Lessee, which constitutes an operational property, held partially or principally for lease to industrial tenants in connection with manufacturing.

         "Information" means, with respect to each Debt Asset and each Security, the documents, reports and written information required to be provided by or on behalf of the Borrower in connection with a Utilisation under the Facility, including any Asset Conditions Precedent.

         "Initial Availability Period End Date" means the date falling Sixty
         (60) days after the anniversary of the date of this Agreement.

         "Insolvency" means, with respect to any Person and a particular date, that on such date:

         (a) the present fair market value (or present fair saleable value) of the assets of such Person is less than the total amount required to pay the probable liabilities of such Person on such Person's total existing debts and liabilities (including contingent liabilities) as they become absolute and matured;

         (b) such Person and its Subsidiaries are unable to realise upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business;

         (c) such Person is not at such time incurring debts or liabilities beyond its ability to pay such debts and liabilities as they mature; or

         (d) such Person is not engaged in any business or transaction, and is not now about to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Person is engaged, and "Insolvent" shall be construed accordingly provided that in computing the amount of such contingent liabilities at any time, it is intended that such liabilities will be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

         "Intangible Assets Value" means the excess of the cost over book value of assets acquired, patents, trademarks, trade names, copyrights, franchises and other intangible assets (excluding in any event the value of any residual securities).

         "Interest Period" means, in relation to each Advance, the period determined in accordance with Clause 12 (Interest Periods) and, in relation to an Unpaid Sum, each period determined in accordance with Clause 11.3 (Default Interest).

         "Investment Manager" means Blackrock Financial Management Inc. in its capacity as manager under the Investment Management Agreement and any replacement investment manager acceptable to the Lender.

         "Investment Manager Report" means a report remitted by the Investment Manager quarterly, substantially in the form set out in Schedule 15 (Form of Investment Manager Report).

         "Investment Management Agreement" means the investment management agreement between the Borrower and the Investment Manager dated 26 January 2006.

         "ISDA" means the International Swaps and Derivatives Association Inc.

         "ISDA Master Agreement" means each ISDA pro forma master agreement as may be published by ISDA from time to time.

         "Lender's Spot Rate of Exchange" means the Lender's spot rate of exchange for the purchase of the relevant currency with the Base Currency in the London foreign exchange market at or about 11:00 a.m. on the day on which such rate of exchange is to be determined.

         "Liabilities" means as of any date of determination, and with respect to any Person, all amounts which would be included as liabilities on the balance sheet of such Person at such date, determined in accordance with Applicable Accounting Principles.

         "LIBOR" means, in relation to any Advance or overdue amount in sterling:

         (a)  the applicable Screen Rate; or

         (b) (if no Screen Rate is available for the Interest Period of that Advance or overdue amount) either:

              (i) a rate that is interpolated by the Lender for that period from one or more Screen Rates for another period, or

              (ii) (if no such interpolated rate is available) the arithmetic mean of the rates (rounded upward to four decimal places) as supplied to the Lender at its request, quoted by the Reference Banks to leading banks in the European interbank market, in each case as of 11.00 a.m. on the Quotation Day for the offering of deposits in the currency of that Advance and for a period comparable to the Interest Period for that Advance or overdue amount.

         "Loan Commitment" means the amount in the Base Currency set opposite the name of the Lender under the heading "Loan Commitment" in Schedule 1 (The Original Parties) being at the date of this Agreement One Hundred and Fifty Million US dollars ($150,000,000) converted to the Base Currency at the Lender's Spot Rate of Exchange at the time of determination of the same to the extent not cancelled, reduced or transferred by it under this Agreement less the Asset Value (as defined in the U.S. Facility) of all Purchased Assets (as defined in the U.S. Facility) from time to time under the U.S. Facility converted into the Base Currency using the Lender's Spot Rate of Exchange.

         "Loan-to-Value Ratio" means with respect to any Asset, the ratio of the current outstanding related principal amount of such Asset plus any related Senior Debt to the lesser of: (a) the Appraised Value of the related Mortgaged Property or Underlying Mortgaged Property at origination; or (b) if the related Mortgaged Property or Underlying Mortgaged Property was purchased by the related Mortgagor or Underlying Mortgagor within twelve (12) months of the origination of such Asset, the purchase price of the related Mortgaged Property or Underlying Mortgaged Property.

         "Mandatory Cost" means for a Lender the cost of complying with any reserve asset, liquidity, cash margin or other regulatory requirement affecting it, expressed as a percentage rate per annum, including any reserve asset requirements of the European Central Bank, Regulation D of the U.S. Board of Governors of the Federal Reserve System and, for a Lender participating through a Facility Office in the United Kingdom, those calculated by the Lender in accordance with Schedule 6 (Mandatory Cost Formula).

         "Margin" when used in relation to any Asset prior to the Second Extended Availability Period End Date, means Two Hundred Basis Points (2.00 per cent) and thereafter Four Hundred and Fifty Basis Points (4.50 per cent.).

         "Margin Stock" has the meaning given to such term in Regulation U of the U.S. Board of Governors of the Federal Reserve System as in effect from time to time.

         "Market Disruption Event" means:

         (a) at or about noon on the Quotation Day for the relevant Interest Period the Screen Rate is not available and none or only one of the Reference Banks supplies a rate to the Lender to determine the applicable IBOR for the relevant currency and Interest Period; or

         (b) on or before close of business in London on the Quotation Day for the relevant Interest Period, the Lender receives notifications from a Lender or Lenders (whose participations in an Advance exceed 50 per cent. of that Advance) that the cost to it of obtaining matching deposits in the Relevant Interbank Market would be in excess of the applicable IBOR.

         "Market Value" shall mean, as of any date with respect to any Asset, the price at which such Asset could readily be sold as determined by the Lender in its good faith discretion.

         "Material Adverse Effect" means in relation to the Borrower and/or the Sponsor, a material adverse effect on: (a) any of the property, business, operations or financial condition of the Borrower or the Sponsor and its consolidated Subsidiaries, taken as a whole; (b) the ability of the Borrower or the Sponsor to perform its respective obligations under any of the Finance Documents to which it is a party;
         (c) the validity or enforceability of any of the Finance Documents; or
         (d) the rights and remedies of the Lender under any of the Finance Documents.

         "Mezzanine Loan" means:

         (a) a subordinated loan (for the purposes of this part (a) of this definition, an "Underlying Mezzanine Loan") to certain direct and/or indirect equity owners of entities that directly or indirectly own Multifamily and/or Commercial Properties situated in Eligible Jurisdictions where the Relevant Equity Interests in such entity are the subject of security for the related Underlying Mezzanine Loan; or

         (b) a loan secured by one or more second ranking Mortgages in respect of Multifamily and/or Commercial Properties situated in Eligible Jurisdictions which is subordinated to certain other debt secured by a first ranking Mortgage (or an equivalent prior ranking interest) granted to a third party over the same Mortgaged Property.

         "Month" means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month, except that:

         (a) if the numerically corresponding day is not a Business Day, that period shall end on the next Business Day in that calendar month in which that period is to end if there is one, or if there is not, on the immediately preceding Business Day; and

         (b) if there is no numerically corresponding day in the calendar month in which that period is to end, that period shall end on the last Business Day in that calendar month.

         The above rules will only apply to the last Month of the Availability Period or any Interest Period and "monthly" shall be construed accordingly.

         "Moody's" means Moody's Investors Service, Inc., or any of its Subsidiaries or any successor to its rating agency business.

         "Mortgage" means a mortgage, hypothecation, agreement or deed to secure debt or other instrument, creating a valid and enforceable security interest on or a first priority ownership interest in an estate in fee simple or long leasehold estate (or the equivalent thereof in any relevant jurisdiction) in real property and the improvements thereon, securing any Debt Asset.

         "Mortgaged Property" means the real property securing repayment of the debt evidenced by any Debt Asset.

         "Mortgagor" means the borrower(s), guarantor(s), third party security provider(s) and/or obligor(s) in respect of any Debt Asset as the context may require or permit.

         "Multifamily" means a Mortgaged Property or Underlying Mortgaged Property owned by the Mortgagor or Underlying Mortgagor or for which the Mortgagor or Underlying Mortgagor is a Ground Lessee, which constitutes a five-or-more family residential property held principally for lease to residential tenants.

         "Multifamily and/or Commercial Properties" means:

         (a)   Multifamily, Hotel, Office, Industrial and Retail properties;
               and/or

         (b) any other property type acceptable to the Lender in its good faith commercial judgment.

         "Net Income" means for any period and for any Person and its consolidated Subsidiaries, the consolidated net income (or loss) of such Person and its consolidated Subsidiaries for such period as determined on a consolidated basis in accordance with Applicable Accounting Principles.

         "New Jurisdiction" means any Eligible Jurisdiction other than the United Kingdom.

         "Obligations" means: (a) all of the Borrower's Financial Indebtedness, its obligation to pay or repay principal, interest and any other amounts due in respect of any Advances on each Payment Date, and other monetary obligations and liabilities, that, in all cases, are payable to the Finance Parties (or their Affiliates) or the Document Custodian arising under, or in connection with, the Finance Documents, whether now existing or hereafter arising; (b) any and all sums paid by the Finance Parties or on behalf of the Finance Parties in order to preserve any Eligible Asset or their interests therein; (c) in the event of any proceeding for the collection or enforcement of any of the Borrower's Financial Indebtedness, obligations or liabilities referred to in paragraph (a), the reasonable expenses of retaking, holding, collecting, preparing for sale, selling or otherwise disposing of or realising on any Eligible Asset, or of any exercise by the Finance Parties of their rights under the Finance Documents, including, without limitation, out-of-pocket legal fees and disbursements and court costs; and (d) all of the Borrower's indemnity obligations to the Finance Parties or the Document Custodian or both pursuant to the Finance Documents.

         "Offering Circular" means a final offering circular, offering memorandum or prospectus relating to the issuance and sale of any CMBS (and any supplements or amendments thereto).

         "Office" means a Mortgaged Property or Underlying Mortgaged Property owned by the Mortgagor or Underlying Mortgagor or for which the Mortgagor or Underlying Mortgagor is a Ground Lessee, which constitutes an operational office building, including all land, amenities and improvements, with individual office space held principally for lease to commercial tenants and not principally for lease to recreational or residential tenants.

         "Optional Currency" means Euro Sterling or any other currency approved in writing by the Lender provided that the Parties acknowledge that the Lender shall be entitled to require currency hedging in respect of such currencies as a condition of its approval of the same.

         "Optional Currency LIBOR" means, in relation to any Advance or overdue amount in an Optional Currency:

         (a)   the applicable Screen Rate; or

         (b) (if no Screen Rate is available for the Interest Period of that Advance or overdue amount) either:

               (i) a rate that is interpolated by the Lender for that period from one or more Screen Rates for another period, or

               (ii) (if no such interpolated rate is available) the arithmetic mean of the rates (rounded upward to four decimal places) as supplied to the Lender at its request, quoted by the Reference Banks to leading banks in the European interbank market, in each case as of 11.00 a.m. on the Quotation Day for the offering of deposits in such Optional Currency for a period comparable to the Interest Period for that Advance or overdue amount.

         "Participating Member State" means any member state of the European Community that adopts or has adopted the euro as its lawful currency in accordance with legislation of the European Community relating to Economic and Monetary Union.

         "Party" means a party to this Agreement, provided that a reference to such a party shall not include that party if it has ceased to be a party under this Agreement.

         "Payment Date" means in respect of any Advance, the dates specified as such in the related Utilisation Request provided that at no time shall there be more than ten (10) different sets of Payment Dates.

         "Permitted Financial Indebtedness" means Financial Indebtedness:

         (a) outstanding under or expressly allowed by the Finance Documents; and/or

         (b) that may be incurred by the Borrower under any Permitted Hedging Transaction; and/or

         (c) outstanding under the Four Hundred and Fifty Million pounds ((pound)450,000,000) multi-currency facility agreement dated 27 January 2006 made between the Borrower and the Sponsor; and/or

         (d) any other financial indebtedness approved in writing by the Lender acting in good faith.

         "Permitted Hedging Transaction" means any Hedging Transaction entered into in connection with protection against or benefit from fluctuation in any rate or price, by the Borrower with a Hedging Counterparty, for the purpose of hedging the Borrower's interest rate or currency risk exposure in respect of a specific Asset, provided that:

         (a) the Borrower is acting reasonably and not for speculative or proprietary trading purposes;

         (b) the relevant Hedging Transaction is entered into for bona fide protection against potential losses in relation to interest or currency rates and the relevant Hedging Transaction does not at the time that it is entered into (the "relevant time"), and is not intended to at the relevant time, create the same or a similar economic benefit for the Borrower as an agreement to borrow money or raise finance or an agreement which otherwise has the same commercial effect as a borrowing;

         (c) the relevant Hedging Transaction is entered into on terms (including rates) which could reasonably be regarded as market standard at the relevant time for a company of comparable standing to the Borrower; and

         (d) other than as approved by the Lender, the Borrower and Hedging Counterparty have entered into an intercreditor agreement (acceptable to the Lender) in respect of the relevant Hedging Transaction and the Hedging Counterparty has agreed to waive: (i) any right of cross default (other than in respect of the relevant Asset itself); or (ii) in respect of any other transaction which is not a Permitted Hedging Transaction, any right of set-off or netting arrangements whether arising by contract, general terms and conditions or law that it may have against the Borrower.

         "Permitted Investments" means any one or more of the following obligations or securities having at the time of purchase, or at such other time as may be specified, the required ratings, if any, provided for in this definition:

         (a) any senior, unsubordinated debt security, investment, commercial paper, deposit or other debt instrument (including, for the avoidance of doubt, a money market fund) issued by, or fully and unconditionally guaranteed by, an Eligible Institution, which:

               (i) shall be denominated in the same currency as the Advance to which the funds used to make the same relates;

               (ii) (except in the case of a deposit) is primarily settled through Euroclear or Clearstream, Luxembourg;

               (iii) will have a maturity date falling, or which are redeemable at par together with accrued unpaid interest, not later than one Business Day prior to the next following Payment Date (the "Liquidation Date");

               (iv) will be in the form of notes or financial instruments having a rating from Moody's of "P1", from Fitch of "F1+", if the maturity date is between one and 12 months, and "F1" if the maturity date is less than one month, and "A-1+" from S&P, such notes or financial instruments having a maturity not exceeding the earlier of the date falling 30 days after such Liquidation Date and the next following Liquidation Date; and

               (v) provides for principal to be repaid in respect of such investment which is at least equal to the price paid to purchase such investment and does not fall to be determined by reference to any formula or index and is not subject to any contingency; or

         (b) repurchase transactions between the Borrower and Eligible Institution in respect of which the obligations of the Eligible Institution to repurchase from the Borrower the underlying debt securities are senior and unsubordinated and rank pari passu with other senior and unsubordinated debt obligations of the Eligible Institution and qualifies for an exemption from United States withholding tax if the repurchase transaction is with a United States Eligible Institution, provided, however, that no instrument shall be a Permitted Investment if it represents, (1) the right to receive only interest payments with respect to the underlying debt instrument, (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than One Hundred and Twenty (120) per cent. of the yield to maturity at par of such underlying obligations, (3) an obligation that has a remaining maturity of greater than three hundred sixty-five (365) days from the date of acquisition thereof. If an obligation is rated by S&P, then such obligation must be limited to those instruments that have a predetermined fixed payment of principal due at maturity that cannot vary or change and interest thereon may either be fixed or variable and should be tied to a single interest rate index plus a single fixed spread (if any) and move proportionately with that index.

         "Permitted Security" means:

         (a) any Security created pursuant to, arising under or evidenced by the Security Documents; and

         (b)   any Security approved by the Lender acting in good faith.

         "Person" means an individual, corporation, limited liability company, partnership, joint tenant or tenant-in-common, trust, unincorporated organisation or other entity, or a national or local government or any agency or political subdivision thereof.

         "Preliminary Data Tape" means a preliminary version of the Closing Data Tape, which shall form part of the Preliminary Due Diligence Package.

         "Preliminary Due Diligence Package" means the due diligence information relating to each Asset which shall:

         (a) be in such form and substance as the Sponsor and Lender shall from time to time agree; and

         (b) without limitation to the generality of the foregoing, include all of the information set out in Schedule 4 (Preliminary Due Diligence Package).

         "Prepayment" has the meaning given to such term in Clause 8.3 (Mandatory Repayment -- Asset Value).

         "Prepayment Clause" means Clause 8.3 (Mandatory Repayment--Asset
         Value).

         "Principal Prepayment" means, for any Asset, any amount applied to reduce the principal or other invested amount of such Asset, other than a scheduled or regular principal payment or redemption, including (a) principal prepayments or redemptions from any source and of any nature whatsoever, (b) net insurance or net compulsory purchase proceeds, to the extent applied to reduce the principal amount or other invested amount of the related Asset, and (c) any net proceeds from any sale, refinancing, liquidation or other disposition of the Mortgaged Property, Underlying Mortgaged Property or interest relating to such Asset to the extent applied to reduce the principal amount or the invested amount of the related Asset.

         "Proposed Debt Asset Warranties" has the meaning given to such term in Clause 4.2 (Further Conditions Precedent).

         "Proposed Securities Warranties" has the meaning given to such term in Clause 4.2 (Further Conditions Precedent).

         "Purchase Price" means, in relation to each Asset, the amount actually paid by the Borrower for the acquisition of such Asset.

         "Quarter" means in respect of any Person or group of Persons, each successive financial period of such Person or group consisting of three consecutive months ending on or about each Payment Date.

         "Quotation Day" means, in relation to any period for which an interest rate is to be determined:

         (a) (if the currency is euro) two TARGET Days before the first day of that period;

         (b) (if the currency is an Optional Currency) such date as the Lender may choose to reflect market practice for transactions similar to the Advances in such Optional Currency; and

         (c)  (if the currency is Sterling) on the first day of that period,

         unless market practice differs in the Relevant Interbank Market for a currency, in which case the Quotation Day for that currency will be determined by the Lender in accordance with market practice in the Relevant Interbank Market (and if quotations would normally be given by leading banks in the Relevant Interbank Market on more than one day, the Quotation Day will be the last of those days).

         "Rating Agencies" means S&P, Fitch and Moody's and "Rating Agency" means any one of them.

         "Records" means all instruments, agreements and other books, records, and reports and data generated by other media for the storage of information maintained by the Borrower, the Investment Manager or any other person or entity with respect to an Asset and includes the credit files related to each such Asset and any other instruments necessary to document or service the same.

         "Redirection Letter" means, in relation to any Eligible Asset, an instruction letter substantially in the form set out in Schedule 13 (Form of Redirection Letter) pursuant to which the Borrower has directed the addressee with respect to the applicable Asset to remit all amounts on account of each such Asset directly to the Collection Account.

         "Reference Banks" means in relation to any Advance and any interest rate, such banks as the Lender may select in its absolute discretion to reflect any "reference banks" (howsoever described) in respect of the related Asset.

         "Relevant Equity Interests" means in respect of any Person:

         (a) the holding beneficially of 100 per cent. (100%) of the issued share capital of any Person (excluding any part of that issued share capital that carries no right to participate beyond a specified amount in a distribution of either profits or capital);

         (b) the joint holding beneficially of 100 per cent. (100%) of the issued share capital of any Person (excluding any part of that issued share capital that carries no right to participate beyond a specified amount in a distribution of either profits or capital), subject to customary buy/sell provisions in the event of a deadlock on a material decision; or

         (c) any other direct or indirect Equity Interests agreed to by the Lender (with the consent of all the Lenders) in good faith using its commercially reasonable judgment.

         "Relevant Interbank Market" means in relation to euro, the European interbank market, and, in relation to any other currency, the London interbank market.

         "Repayment Date" means the dates specified in Clause 2.6 (Availability Period Extension Option) as Repayment Dates.

         "Repeating Representations" means each of the representations set out in Clause 22.2 (Times for making general representations).

         "Reporting Date" means the twenty third (23rd) day of January, April, July and October or, if such day is not a Business Day, the next succeeding Business Day.

         "Reservations" means: (a) the principles that equitable remedies are remedies which may be granted or refused at the discretion of the court; (b) the limitation of enforcement by laws relating to bankruptcy, examinership, insolvency, liquidation, reorganisation, court schemes, moratoria, administration and other laws generally affecting the rights of creditors; and (c) any other qualifications as to matters of general law (but not fact) set out in the legal opinions referred to in paragraph 4 of Schedule 3 (Conditions Precedent).

         "Resignation Letter" means a letter substantially in the form set out in Schedule 8 (Form of Resignation Letter).

         "Retail" means a Mortgaged Property or Underlying Mortgaged Property owned by the Mortgagor or Underlying Mortgagor or for which the Mortgagor or Underlying Mortgagor is a Ground Lessee, which constitutes a full operational retail store, held principally for lease to a commercial retail tenant within a shopping centre or mall and not principally for lease to recreational or residential tenants.

         "Rollover Advance" means one or more Advances:

         (a) to be made on the same day that such maturing Advance or Advances is or are due to be repaid;

         (b) the aggregate amount of which is equal to or less than the maturing Advance;

         (c)  in the same currency as the maturing Advance; and

         (d) to be made to the Borrower for the purpose of refinancing the maturing Advance.

         "S&P" means Standard & Poor's Corporation Ratings Service, a division of The McGraw-Hill Companies, Inc., or any successor to its rating agency business.

         "Screen Rate" means:

         (a) in relation to LIBOR, the British Bankers' Association Interest Settlement Rate for the relevant currency and period;

         (b) in relation to EURIBOR, the percentage rate per annum determined by the Banking Federation of the European Union for the relevant period; and

         (c) in relation to any other Optional Currency, such rate as the Lender may determine to reflect market practice for transactions similar to those contemplated by the Finance Documents,

         displayed on the appropriate page of the Reuters screen (or such other screen) selected by the Lender (acting reasonably). If the relevant page is replaced or service ceases to be available, the Lender may specify another page and/or service displaying the appropriate rate after consultation with the Sponsor and the Lenders.

         "Securities Account" means the Borrower's account established and maintained with the Securities Custodian subject to Security in favour of the Lender pursuant to the Security Documents and to which the CMBS owned from time to time by the Borrower shall be credited.

         "Securities Act" means the US Securities Act of 1933, as amended.

         "Securities Custodian" means such Person (approved by the Lender acting in good faith) as may be appointed to act as custodian of CMBS for the Borrower for the purposes of this Agreement and any successor custodian under the Securities Custody Agreement].

         "Securities Custody Agreement" means the Securities Custody Agreement (in the form approved by the Lender acting in good faith) made among the Borrower, the Lender and the Securities Custodian.

         "Securities Issuer" means the issuer or guarantor of any CMBS.

         "Securities Finance Documents" means in respect of any CMBS:

         (a)   a Trust Deed;

         (b) any agreements creating security for the debt obligations created or evidenced by such Trust Deed;

         (c) any asset or loan servicing management or administration and cash management agreements;

         (d)   any loan or other asset sale agreements;

         (e) any hedging agreements in respect of such CMBS or their underlying assets; and

         (f)   the Offering Circular for such CMBS,

         in each case, as the same may from time to time be supplemented, amended or novated pursuant to the applicable provisions thereof.

         "Securities Legal Advice" has the meaning given to such term in
         Schedule 4 (Preliminary Due Diligence Package).

         "Security" means a mortgage, charge (fixed or floating), standard security, pledge, lien, assignment for security, hypothecation, right of set-off, reservation of title or security interest or any other agreement, trust or arrangement (including, without limitation, a sale and repurchase agreement) having a similar effect and any agreement to enter into, create or establish any of the foregoing or the equivalent of any of the foregoing in any relevant jurisdiction.

         "Security Documents" means:

         (a) each security document referred to in Schedule 3 (Conditions Precedent); and

         (b) any other document entered into by the Borrower, the Sponsor or the Investment Manager creating or evidencing any Security for all or any part of the obligations of the Borrower, the Investment Manager or any of them under any of the Finance Documents;

         "Servicer Notice" means a notice substantially in the form set out in
         Schedule 14 (Form of Servicer Notice).

         "Senior Debt" when used in relation to any Asset other than a Whole Loan, means all amounts owed by (or guaranteed by) the relevant Mortgagor, Underlying Mortgagor and/or Securities Issuer or any of their respective Affiliates which are secured by some or all of the Mortgaged Properties or Underlying Mortgaged Properties and other assets securing such Asset which amounts rank senior to or pari passu with such Asset and (where such Asset, falls within paragraph (a) of the definition of Mezzanine Loan) the Lender's estimate (made in good faith using its commercial judgment) of the likely total amount due from such Mortgagor to its tax, trade and other unsecured creditors in each case, which amount shall be equal on the Utilisation Date for the related Advance for such Asset to the amount set out in the related Utilisation Request and thereafter to such amount as the Lender may determine.

         "Shortfall" has the meaning given to such term in Clause 8.3 (Mandatory Prepayment--Asset Value).

         "Shortfall Deadline" has the meaning given to such term in Clause 8.6 (Notice of Shortfalls).

         "Subordinated Debt" means, with respect to a Person, Financial Indebtedness of such Person which is: (a) unsecured; (b) no part of the principal of such Financial Indebtedness is required to be paid (whether by way of mandatory sinking fund, mandatory redemption, mandatory prepayment or otherwise) prior to the date which is one year following the Facility Termination Date; and (c) the payment of the principal of and interest on such Financial Indebtedness and other obligations of such Person in respect of such Financial Indebtedness are subordinated to the prior payment in full of the principal of and interest (including post-petition obligations) on the Advances and all other obligations and liabilities of such Person to Finance Parties hereunder on terms and conditions and all other terms and conditions of which are satisfactory in form and substance to the Lender.

         "Subsidiary" means in relation to any person, another Person:

         (a) which is controlled, directly or indirectly, by the first mentioned Person;

         (b) more than half the issued share capital of which is beneficially owned, directly or indirectly, by the first mentioned Person;

         (c) more than half the voting rights of which are held, directly or indirectly, by the first mentioned Person; or

         (d) which is a Subsidiary of another Subsidiary of the first mentioned Person,

         and for this purpose, a person shall be treated as being controlled by another if that other person is able to direct the management and policies of such person and/or to control the composition of its board of managers (if relevant), board of directors or equivalent body.

         "Tangible Net Worth" means, as of a particular date in relation to any
         Person: (a) all amounts that would be included under shareholder's or stockholder's equity on a balance sheet of such Person and its consolidated Subsidiaries at such date, determined in accordance with Applicable Accounting Principles; less (b) the sum of: (i) amounts owing to such Person and its consolidated Subsidiaries from Affiliates; and (ii) Intangible Assets Value of such Person and its consolidated Subsidiaries.

         "TARGET Day" means any day on which the Trans-European Automated Real-time Gross Settlement Express Transfer payment system is open for the settlement of payments in euro.

         "Tax" means any tax, levy, impost, duty or other charge or deduction or withholding of a similar nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same).

         "Taxes Act" means the Taxes Consolidation Act 1997 of Ireland as amended.

         "Term" means in relation to any Asset, the period ending on the date on which all principal and other amounts owed by the Mortgagor or any Securities Issuer under such Asset are required by its terms to be repaid in full.

         "Third Party Servicer" means any servicer of the Eligible Assets or a portion thereof, other than the Investment Manager who is the primary servicer, master servicer, special servicer, cash manager or administrator (howsoever described) of such Eligible Assets.

         "Trust Deed" means a trust deed or indenture between a Securities Issuer and note trustee (however defined therein) providing for the issuance of any CMBS and as it may from time to time be supplemented, amended or novated pursuant to the applicable provisions thereof.

         "Trust Receipt" means a trust receipt substantially in the form set out in Schedule 10 (Form of Trust Receipt) issued by the Document Custodian to the Lender confirming the Document Custodian's possession of certain Asset Files which are held by the Document Custodian for the benefit of the Lender or the holder of such trust receipt or a bailment arrangement with counsel or other third party acceptable to the Lender in its sole and absolute but good faith discretion.

         "Underlying Borrower" means the borrower or obligor, as such term may be defined in the Asset Finance Documents.

         "Underlying Hedge Agreement" means each ISDA Master Agreement, together with the schedule and, where the context admits, the confirmations relating thereto, entered into between a Mortgagor and one or more Underlying Hedge Counterparties in connection with the Mortgagor's payment obligations under an Asset for the purpose of hedging the interest rate liabilities of the Mortgagor from time to time, as amended, supplemented or replaced from time to time.

         "Underlying Hedge Counterparties" means a provider of a Hedging Transaction in relation to either an Asset under an Underlying Hedge Agreement.

         "Underlying Loan" means a loan, note, bond or other debt instrument secured by a first ranking mortgage in respect of Multifamily and/or Commercial Properties which secures or otherwise backs the obligations of any Securities Issuer in relation to any CMBS.

         "Underlying Mortgage" means a mortgage, hypothecation, agreement or deed to secure debt or other instrument, creating a valid and enforceable Security on or a first priority ownership interest in an estate in fee simple or long leasehold estate (or the equivalent thereof in any relevant jurisdiction) in real property and the improvements thereon, securing any Underlying Loan.

         "Underlying Mortgaged Property" means the Multifamily or Commercial Property over which repayment of the debt evidenced by any Underlying Loan is secured.

         "Underlying Mortgagor" means the borrower(s), guarantor(s), third party security provider(s) and/or obligor(s) in respect of any Underlying Loan as the context may require or permit.

         "Underwriting Issues" means, with respect to any Assets which the Borrower proposes to the Lender should be considered for the purposes hereof as Eligible Assets, all material information that has come to the Borrower's and or the Sponsor's attention that, based on the making of reasonable inquiries and the exercise of reasonable care and diligence under the circumstances, would be considered a materially "negative" factor (either separately or in the aggregate with other information) or a material defect in the loan documentation or closing deliveries (such as any absence of any material Debt Finance Documents or Securities Finance Documents (as may be relevant)), to a reasonable institutional mortgage lender in determining whether to originate or acquire the Asset in question.

         "Unfunded Margin Amount" means in relation to any Person, unfunded eligible collateral under a committed warehouse facility whereby funds may be drawn by such Person within one (1) Business Day of request thereof and pursuant to which no event or circumstance shall have occurred thereunder which would, by terms of the applicable agreement, prohibit such Person from borrowing or drawing money thereunder.

         "Unpaid Sum" means any sum due and payable but unpaid by the Borrower under the Finance Documents.

         "U.S. Facility" means the Master Repurchase Agreement dated on of after the date of this Agreement between Lehman Commercial Paper Inc., as Buyer and Anthracite Capital Inc., as Seller as initialled by the Lender and the Borrower for the purposes of identification.

         "Utilisation" means a drawing by the Borrower of an Advance under the Facility.

         "Utilisation Date" means the date of a Utilisation, being the date on which the relevant Advance is to be made.

         "Utilisation Request" means a notice substantially in the form set out in Schedule 5 (Requests) together with each of the Annexes thereto.

         "Valuation" means a valuation in form and substance satisfactory to the Lender, prepared by and issued by a suitable valuer valuing the Mortgagor's interests in the relevant Mortgaged Property carried out on an market value basis as defined in the then current Royal Institution of Chartered Surveyors Appraisal and Valuation Manual in association with the Incorporated Society of Valuers and Auctioneers and the Institute of Revenues Rating and Valuation, Practice Statement 4 (or its successor) (or its equivalent in any applicable jurisdiction).

         "VAT" means value added tax as provided for in the Value Added Tax Act 1994 and any other tax of a similar nature.

         "Whole Loan" means a loan: (a) secured by a first ranking Mortgage in respect of Multifamily and/or Commercial Properties; and (b) which ranks senior to all other debt secured on such Multifamily and/or Commercial Properties which in turn is senior to all other debts secured by the same Mortgage (other than debts which are preferred by operation of applicable law).

1.2      Construction

         Unless a contrary indication appears, any reference in this Agreement to:

         (a) the "Borrower", the "Sponsor", the "Investment Manager", any "Lender", the "Lender", the "Lender", any "Finance Party", any "Party" or any other person shall be construed so as to include their respective successors in title, permitted assigns and permitted transferees;

         (b) a document being "in the agreed terms" or in the "agreed form" or "in the approved form" means, as the case maybe, on terms, in a form agreed and/or in a form approved in writing by or on behalf of the Lender on or before the date of this Agreement;

         (c) "assets" includes present and future properties, revenues and rights of every description;

         (d) an "authorisation" includes an authorisation, consent, approval, resolution, license, exemption, filing, registration or notarisation;

         (e) in the context of an acknowledgement or determination of control, "control" and "acting in concert" have the meanings given to such terms in Clause 27.12 (Change of Control);

         (f) the "equivalent" of an amount means the equivalent in another currency of any amount denominated in the Base Currency converted at the Lender's Spot Rate of Exchange for the purchase of the Base Currency with such other currency in the London foreign exchange market at or about 11:00 a.m. on the day of calculation;

         (g) a "Finance Document" or any other agreement or instrument is a reference to that Finance Document or other agreement or instrument as amended or novated;

         (h) a "financial institution" includes trusts, funds or other entities which are regularly engaged in, or established for the purpose of making, purchasing or investing in loans, securities or other financial assets;

         (i) "indebtedness" includes any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

         (j) "know your customer requirements" are the identification checks that a Finance Party requests in order to meet its obligations under any applicable law or regulation to identify a person who is (or is to become) its customer;

         (k) a "law" shall be construed as any law (including common or customary law), statute, constitution, decree, judgment, treaty, regulation, directive, bye-law, order or any other legislative measure of any government, supranational, local government, statutory or regulatory body or court, as extended, applied, amended or re-enacted and includes any subordinate legislation;

         (l) a currency is a reference to the lawful currency for the time being of the relevant country;

         (m) a Default or Event of Default is "outstanding" or "continuing" if it has not been remedied or waived in writing;

         (n) a "regulation" includes any regulation, rule, official directive, request or guideline (whether or not having the force of law but, if not having the force of law, being of a type with which persons to which it applies are accustomed to comply) of any governmental, intergovernmental or supranational body, agency, department or regulatory, self regulatory or other authority or organisation;

         (o) the word "including" shall not be exclusive and shall mean "including, without limitation";

         (p) a "wholly owned Subsidiary" of a company or corporation shall be construed as a reference to any company or corporation which has no other members except that other company or corporation and/or that other company's or corporation's wholly owned subsidiaries or persons acting on behalf of that other company or corporation or its wholly owned subsidiaries;

         (q) the "winding-up", "dissolution" or "administration" of a company or corporation shall be construed so as to include any equivalent or analogous proceedings under the law of the jurisdiction in which such company or corporation is incorporated or any jurisdiction in which such company or corporation carries on business including the seeking of liquidation, winding-up, reorganisation, dissolution, administration, arrangement, adjustment, protection or relief of debtors and including (without limitation) for the purposes of Irish law, examinership;

         (r) a "Clause", a "Sub-clause", a "paragraph" or a "Schedule" is a reference to a clause, sub-clause or paragraph of, or a schedule to, this Agreement;

         (s)   the singular includes the plural and vice versa;

         (t) a Finance Document or another document is a reference to that Finance Document or other document as amended, supplemented or novated;

         (u) unless a contrary indication appears, a time of day is a reference to London time; and

         (v) a reference to a Party will not include that Party if it has ceased to be a Party to this Agreement.

1.3      Currency symbols and definitions

         "$" and "US dollars" denote lawful currency of the United States of America, "(euro)" "EUR" and "Euro" denote the single currency unit of the Participating Member States and "(pound)" and "Sterling" denote lawful currency of the United Kingdom of Great Britain and Northern Ireland.

1.4      Third Party Rights

         A person who is not a Party shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Agreement. Notwithstanding any term of any Finance Document, the consent of any third party is not required for any variation (including any release or compromise of any liability under) or termination of that Finance Document. This Clause does not affect any right or remedy of any person which exists or is available otherwise than pursuant to that Act.

1.5      Miscellaneous

         Unless the contrary intention appears:

         (a) a term used in any other Finance Document (other than a Hedging Agreement) or in any notice given under or in connection with any Finance Document (other than a Hedging Agreement) has the same meaning in that Finance Document or notice as in this Agreement;

         (b) if there is an inconsistency between this Agreement and any other Finance Document, this Agreement will prevail;

         (c) any obligation of the Borrower under the Finance Documents which is not a payment obligation remains in force for so long as any payment obligation (other than indemnities) is or may be outstanding under the Finance Documents;

         (d) the index to and headings in this Agreement do not affect its interpretation;

         (e) any accounting term used in this Agreement shall be construed in accordance with Applicable Accounting Principles;

         (f) each Utilisation Request and all provisions and information contained therein shall form part of and be construed as being one and the same as, and read cumulatively with, this Agreement; and

         (g) in the event of a conflict with respect to an Asset between the provisions of the applicable Utilisation Request and this Agreement, the provisions of the Utilisation Request shall prevail.

2        THE FACILITY

2.1      The Facility

         Subject to the terms of this Agreement, the Lenders make available to the Borrower on a several basis a multicurrency revolving loan facility in a maximum aggregate principal amount not exceeding the Loan Commitments ($150,000,000 on the date of this Agreement) converted to the Base Currency at the Lender's Spot Rate of Exchange at the time of determination of the same.

2.2      Borrowing Base

         Utilisations by the Borrower under this Agreement are limited by reference to the Borrowing Base applicable to the Borrower as provided in Clause 4 (Conditions of Utilisation) and amounts are required to be prepaid by the Borrower, to the extent provided in Clause 8 (Prepayment), in certain circumstances set out in the Prepayment Clauses.

2.3      Finance Parties' rights and obligations

         (a) The obligations of each Finance Party under the Finance Documents are several. Failure by a Finance Party to perform its obligations under the Finance Documents does not affect the obligations of any other Party under the Finance Documents. No Finance Party is responsible for the obligations of any other Finance Party under the Finance Documents.

         (b) The rights of each Finance Party under or in connection with the Finance Documents are separate and independent rights and any debt arising under the Finance Documents to a Finance Party from the Borrower shall be a separate and independent debt.

         (c) A Finance Party may, except as otherwise stated in the Finance Documents, separately enforce its rights under the Finance Documents.

         (d) No Finance Party shall be liable to the Borrower or the Sponsor or any other Person for any diminution in or loss of value, howsoever caused, of the Assets.

2.4      Servicing

         All Eligible Assets shall be serviced by the Investment Manager pursuant to the Investment Management Agreement subject to the Lender's rights herein or in the Investment Management Agreement.

2.5      No Liability

         No Finance Party shall be liable to the Borrower or any other person for any diminution in or loss of value, howsoever caused, of the Assets.

2.6      Availability Period Extension Option

         (a) Subject to and in accordance with the terms of this Agreement, the Borrower may Date deliver up to two notices in writing to the Lender (an "Availability Period Extension Notice") each requesting that the term of the Availability Period and the Facility be extended for an additional 30 days and the Lender shall consent to such extension, provided that:

               (i) immediately prior to and following delivery of an Availability Period Extension Notice and (on a pro forma basis) on a future Utilisation Date relating to any Utilisation Request that has been delivered to the Lender, no Prepayments are due pursuant to Clause 8 (Prepayment);

               (ii) with respect to the delivery of a second Availability Period Extension Notice, all fees due under Clause 14.1 (Extension Fee) have been paid prior to the effective date for the same and

               (iii)  no Event of Default has occurred and is outstanding.

         (b) An Availability Period Extension Notice may be delivered at any time during the period which is not less than Ten (10) days prior to the Initial Availability Period End Date or the First Extended Availability Period End Date, as applicable.

         (c) An Availability Period Extension Notice given in accordance with this Clause 2.6 (Availability Period Extension Option) is irrevocable.

         (d) Any failure to deliver an Availability Period Extension Notice shall be deemed to be a determination by the Borrower and the Sponsor not to extend the then current Facility Determination Date.

3        PURPOSE

3.1      Purpose

         The Borrower shall apply all amounts borrowed by it under the Facility solely:

         (a) during the Availability Period towards purchasing or refinancing the Eligible Assets;

         (b) discharging the costs and expenses incurred in connection with the purchasing or refinancing of Eligible Assets; and/or

         (c) towards all fees, costs and expenses incurred by it in connection with the Finance Documents.

3.2      Monitoring

         The Lender shall not be bound to monitor or verify the application of any amount borrowed pursuant to this Agreement.

4        CONDITIONS OF UTILISATION

4.1      Initial Conditions Precedent

         The Lender's obligation to make available the Advances pursuant to this Agreement, other than with respect to Rollover Advances as described in Clause 4.2 (Further Conditions Precedent), is subject to receipt by the Lender or its designee (including the Document Custodian) of all of the documents and other evidence listed in Schedule 3 (Conditions Precedent) in form and substance satisfactory to the Lender. The Lender shall notify the Borrower promptly upon being so satisfied.

4.2      Further Conditions Precedent

         (a)   No Utilisation of the Facility may be borrowed unless:

               (i) other than with respect to Rollover Advances, each Utilisation Request is accompanied by:

                      (A)    the Preliminary Due Diligence Package;

                      (B) the documents and evidence which the Borrower is required to deliver pursuant to the Asset Conditions Precedent;

                      (C) in relation to any Utilisation Request in respect of CMBS, a list of: (1) the specific representations and warranties (in the form set out in Schedule 5 (Requests) which the Borrower would propose to make in respect of such CMBS if they were to be financed hereunder; (2) any specific disclosures the Borrower would propose to make against the representations and warranties set out in (1); (3) any modifications the Borrower would propose to make against the representations and warranties set out in (1) to reflect the specific terms or nature of such CMBS; and (4) any additional representations and warranties the Borrower would propose to make to reflect the laws and practices of the jurisdictions in which the relevant Underlying Loans, Underlying Mortgages or Securities Issuers are situate (such representations and warranties as so modified and supplemented and subject to such disclosure, being the "Proposed Securities Asset Warranties"); and

                      (D) in relation to any Utilisation Request in respect of Debt Assets, a list of: (1) the specific representations and warranties (in the form set out in Schedule 5 (Requests) which the Borrower would propose to make in respect of such Debt Asset if it were to be financed hereunder; (2) any specific disclosures the Borrower would propose to make against the representations and warranties set out in (1); (3) any modifications the Borrower would propose to make against the representations and warranties set out in (1) to reflect the specific terms or nature of such Debt Asset; and (4) any additional representations and warranties the Borrower would propose to make to reflect the laws and practices of the jurisdictions in which the relevant Mortgaged Properties or Mortgagors are situate (such representations and warranties as so modified and supplemented and subject to such disclosures, being the "Proposed Debt Asset Warranties"), in relation to any Assets which the Borrower is proposing to purchase or refinance with the proposed Utilisation;

               (ii) the Lender shall have received from the Document Custodian on each Utilisation Date a Trust Receipt with respect to each related Asset, dated the Utilisation Date, duly completed and with exceptions acceptable to the Lender in its sole but good faith discretion in respect of the Assets to be financed hereunder on such Business Day; provided, however, that in the event the Lender has consented in writing for counsel for the Document Custodian to hold an Asset File, the Lender shall also receive a Bailee Letter from such counsel in form and substance satisfactory to the Lender, as set forth in the Document Custody Agreement;

               (iii) the Lender shall have completed to its satisfaction its due diligence review of the relevant Assets;

               (iv) other than with respect to Rollover Advances, the Lender has notified the Borrower that the Lender or its designee (including the Document Custodian or a bailee on its behalf) has received the Asset Conditions Precedent in respect of any Assets which the Borrower is proposing to purchase or refinance with the proposed Utilisation;

               (v) the Lender is satisfied that immediately following the Utilisation, the amount of the proposed Advance (if any) shall not cause any Prepayment to become due under the prepayment Clauses (which shall take into account the Asset which the Borrower is proposing to purchase or refinance with the proposed Utilisation);

               (vi) the Lender has received the Closing Data Tape for the relevant Assets;

               (vii) with respect to each relevant Asset, the Borrower has delivered or caused to be delivered to the applicable obligor a Redirection Letter;

               (viii) the Borrower shall deliver or cause to be delivered and released to the Document Custodian the documents set forth in the Asset File, pertaining to each of the relevant Assets identified in the Custodial Delivery Letter delivered therewith;

               (ix) with respect to each relevant Asset, the Borrower has delivered or caused to be delivered to the Facility or its designee (initially, the Document Custodian) the Custodial Delivery Letter;

               (x) no Event of Default is continuing or would result from the proposed Utilisation;

               (xi) the Lender has obtained internal credit approval with respect to such Utilisation;

               (xii) any intercreditor agreement with respect to any Asset proposed to be financed under the Facility has been approved by the Lender in its sole and absolute but good faith discretion;

               (xiii) all fees payable to the Finance Agreement on such date have been paid in full;

               (xiv) the Lender has received evidence (to its reasonable satisfaction) that payments in respect of the relevant Asset will not be subject to any withholding or deduction for or on account of any Tax; and

               (xv) where such Utilisation relates to CMBS, the Lender has received evidence satisfactory to it that such CMBS are held by the Securities Custodian pursuant to the terms of the Securities Custody Agreement.

         (b) The Lenders will only be obliged to comply with their obligations under this Agreement in respect of any Utilisation Request if on the date of such Utilisation Request and on the proposed Utilisation Date:

               (i) the proposed Utilisation Date is on or before the Initial Availability Period End Date;

               (ii) no Event of Default is continuing or would result from the proposed Utilisation;

               (iii) the Repeating Representations to be made by the Borrower are true, correct and complete;

               (iv) the amount of the proposed Utilisation does not exceed the Available Commitments and, together with any other Advances to remain outstanding after the proposed Utilisation Date that the aggregate Advances outstanding hereunder will not exceed the aggregate Borrowing Base;

               (v) each Lender shall have received internal credit approval with respect to such Utilisation;

               (vi) the Borrower has received on or before the related Utilisation Date cash proceeds in an amount which is at least equal to the acquisition cost of the related Asset (less the amount of the related Advance); and

               (vii) where such Utilisation relates to an Optional Currency, arrangements satisfactory to the Lender have been made pursuant to the Control Account Agreement for the establishment of bank account arrangements for such currency.

4.3      Conditions relating to Optional Currencies

         If the Lender has received a written request from the Borrower or the Sponsor for a currency (other than Euro or sterling) to be approved as an Optional Currency, the Lender will confirm to the Borrower by 10.00 am on the day two (2) Business Days after receipt of such request:

         (a)   whether or not the Lenders have granted their approval; and

         (b) if approval has been granted, the minimum amount (and, if required, integral multiples) for any Utilisation in that currency.

4.4      Document Custodian

         Pursuant to the Document Custody Agreement, the Document Custodian (or its counsel approved in writing by the Lender pursuant to the Document Custody Agreement, subject to delivery of a Bailee Letter acceptable to the Lender) shall hold the Asset Files as exclusive bailee and agent for the Lender and shall deliver to the Lender a Trust Receipt with respect to each Asset to the effect that the Document Custodian has reviewed such Asset Files in the manner and to the extent required by the Document Custody Agreement and identifying any deficiencies in such Asset Files so reviewed.

5        UTILISATION

5.1      Delivery of Utilisation Requests

         The Borrower may utilise the Facility by delivering to the Lender a duly completed Utilisation Request not later than, unless the Lender otherwise agrees, 11.00 a.m. five (5) Business Days (or such other period as the parties may agree) before the Quotation Day for the proposed Advance provided that on at least one (1) Business Day's advance written notice to Lender, the Borrower may extend such period by up to two (2) additional Business Days.

5.2      Conditions Precedent

         Each Utilisation Request delivered by the Borrower hereunder shall constitute a certification by the Borrower that all the conditions set forth in the Finance Documents (including, without limitation, Clause 4 (Conditions of Utilisation)) (both as of the date of such request and as of the date of the related purchase) have been satisfied.

5.3      Completion of Utilisation Requests

         (a) Each Utilisation Request is irrevocable but will not be regarded as having been duly completed unless:

               (i) it has been signed by the Lender and amended as it may in its absolute discretion require;

               (ii) it identifies the currency and the amount of the proposed Advance, the initial Interest Period for the proposed Advance and the purpose for which the proceeds of each proposed Advance are to be used (all of which comply with the terms of this Agreement);

               (iii) it identifies the proposed Utilisation Date and the proposed Utilisation Date is a Business Day within the Availability Period applicable to the Facility; and

               (iv) duly completed Annexes to such Utilisation Request for the relevant Assets are attached thereto.

         (b) Unless otherwise agreed by the Lender, no more than one Utilisation Request may be delivered to the Lender on any one
               (1) Business Day.

         (c) Unless otherwise agreed by the Lender, no more than three Utilisation Requests may be delivered to the Lender the proposed Utilisation Dates for which fall within one week.

5.4      Currency and Amount

         (a) The currency specified in a Utilisation Request must be the Base Currency or an Optional Currency which (for the avoidance of doubt) shall in each case be the same currency as: (x) the currency in which the Asset or Assets to be financed with such proposed Advance are denominated in; or (y) the currency provided by a Hedging Counterparty to the Borrower pursuant to the terms of a Permitted Hedging Transaction in respect of such Assets.

         (b) The amount(s) of the proposed Advances specified in a Utilisation Request shall be:

               (i) an amount whose Base Currency Amount is not more than the Available Commitment;

               (ii) if the currency selected is the Base Currency, a minimum amount of One Million US dollars ($1,000,000) or, if less, the Available Commitment; or

               (iii) if the currency selected is a currency other than the Base Currency, a minimum amount of One Million US dollars ($1,000,000), in each case converted into the relevant currency (as specified in the choice of currency in the relevant Utilisation Request) at the Lender's Spot Rate of Exchange at 11.00 am on the related Utilisation Date or, if less, the Available Commitment.

5.5      Drawdown

         Notwithstanding that the conditions precedent listed in Clause 4 (Conditions of Utilisation) have been fulfilled, the Lender shall:

         (a) review (and the Borrower acknowledges that the Lender has the right to carry out such review and shall do all acts and things reasonably necessary to assist such review) each Debt Asset and each of the Securities proposed to be the subject of an Advance under the Facility (which review shall, for the avoidance of doubt and without limitation, include an analysis of the nature and credit profile of all the Assets financed under the Facility (if any) at the date of such review) and conduct its own due diligence investigation (if any) of such Debt Assets and Securities as the Lender reasonably determines to be appropriate;

         (b) make a determination that any Advance under the Facility and in respect of any such Assets which the Borrower proposes as Eligible Assets shall or as the case may be, shall not be entered into, and the Lender shall notify the Sponsor and the Borrower in writing prior to the proposed Utilisation Date as to its determination pursuant to this paragraph (b), such determination to be made in the Lender's sole and absolute but good faith discretion, for any reason and for no reason;

         (c) if, with respect to any Asset, the Lender elects not to make an Advance in respect of such Asset, it shall respond to any Utilisation Request delivered to it by the Borrower within the time frames specified in this Clause, notifying the Borrower of its election and the Lender shall notify the Borrower of any such election as soon as reasonably practicable and in any event by no later than the last day of the applicable notice period for such Utilisation Request under Clause 5.1 (Delivery of Utilisation Requests); and

         (d) upon completion of its review, the Lender shall in its sole but good faith discretion determine whether to purchase such Assets, and consistent with this Agreement, specify the terms for such proposed Advance, including the applicable currency, Interest Period, Advance Rate or Advance, the Market Value, the Utilisation Date and the final form of Utilisation Request for such Asset and its related Advance signed by the Lender.

6        OPTIONAL CURRENCIES

6.1      Unavailability of a currency

         If before 9.30 a.m. on any Quotation Day:

         (a) the Lender has received notice from a Lender that, any Optional Currency requested is not readily available to it in the amount required; or

         (b) a Lender notifies the Lender that compliance with its obligation to participate in an Advance in a proposed Optional Currency would contravene a law or regulation applicable to it,

         the Lender will give notice to the Borrower to that effect promptly and in any event no later than 11.00 a.m. on that day. In this event, any Lender that gives notice pursuant to this Clause 6.1 (Unavailability of a currency) will be required to participate in an Advance in the Base Currency (in an amount equal to that Lender's proportion of the Base Currency Amount and its participation will be treated as a separate Advance denominated in the Base Currency during that Interest Period.

6.2      Optional Currency equivalents generally

         (a) The equivalent in the Base Currency of an Advance or part of an Advance in an Optional Currency for the purposes of calculating:

               (i)    whether any limit under this Agreement has been exceeded;

               (ii)   the amount of an Advance;

               (iii)  the amount of any repayment of an Advance; or

               (iv)   the undrawn amount of the Lender's Loan Commitment,

               is its Base Currency Amount except to the extent expressly stated to the contrary in this Agreement.

         (b) Where Advances are outstanding in more than one currency, for the purposes of calculating:

               (i)    the total aggregate amount of outstanding Advances; or

               (ii)   any amount received by the Lender under this Agreement,

               the Lender will translate all amounts not denominated in the Base Currency into the Base Currency.

         (c)   For the purpose of paragraph (b) above:

               (i) any Loan denominated in an Optional Currency will be taken at its Base Currency Amount; and

               (ii) the equivalent in the Base Currency will be calculated on the basis of the Lender's Spot Rate of Exchange at 11.00 am on the date on which the amount is to be calculated.

7        REPAYMENT

         (a) The Borrower shall repay each Advance on the last day of its Interest Period.

         (b) Subject to the other terms of this Agreement, any amounts repaid under paragraph (a) above may be reborrowed.

         (c) Without prejudice to the Borrower's obligation to repay the full amount of each Advance on its due date, on the date of any Rollover Advance drawn by the Borrower, the amount to be repaid and the amount to be drawn by the Borrower on such date in the same currency shall be netted off against each other so that the amount of cash which the Borrower is actually required to pay or, as the case may be, the amount of cash which the Lenders are actually required to lend to the Borrower, shall be the net amount.

8        PREPAYMENT

8.1      Illegality

         If, at any time, it is or will become unlawful in any applicable jurisdiction for a Lender to perform any of its obligations as contemplated by this Agreement or to fund or maintain its participation in any Advance:

         (a) that Lender shall promptly notify the Borrower upon becoming aware of that event; and

         (b) the Borrower shall repay or prepay that Lender's participation in each Advance made to the Borrower on the last day of the Interest Period for an Advance occurring after the Lender has notified the Borrower or, if earlier, the date specified by the Lender in the notice delivered to the Lender (being no earlier than the last day of any applicable grace period permitted by law).

8.2      Mandatory Prepayment - Prepayment and Redemption

         If any Mortgagor, Underlying Mortgagor, Securities Issuer or other obligor in respect of a Eligible Asset prepays or redeems the same in full or part paid, the Borrower shall:

         (a) provide the Lender with a copy of a report from the Investment Manager and/or Third Party Servicer indicating that such Eligible Asset has been prepaid or redeemed in full or part, as the case may be;

         (b) in the case of a prepayment or redemption, pay to the Lender the relevant portion of the related Advances within one Business Day of receipt of such prepayment or redemption proceeds (together with all other amounts due hereunder in respect of the same including, without limitation, Break Costs); and

         (c) provide the Lender a notice specifying any applicable Eligible Asset that has been prepaid or redeemed in accordance with the terms thereof.

8.3      Mandatory Prepayment - Asset Value

         If at any time the aggregate Borrowing Base is less than the aggregate amount of the Advances outstanding hereunder to the Borrower (the amount of such shortfall, the "Shortfall"), then the Lender may by notice (in accordance with Clause 8.6 (Notice of Shortfalls)) to the Borrower require the Borrower to prepay the outstanding Advances in an amount at least equal to the Shortfall (such requirement, a "Prepayment") and the Lender shall apply such prepayment to the outstanding Advances on a weighted average, pro rata basis, with respect to the financed Assets that gave rise to the Shortfall.

8.4      Mandatory Prepayment - Asset Prepayment Conditions

         If an Asset Prepayment Condition occurs with respect to any Asset, the Borrower shall promptly notify the Lender upon becoming aware of that event and the Borrower shall prepay the Advance with respect to such Asset.

8.5      Mandatory Prepayment - Currency Fluctuations

         If the aggregate amount of the Advances (converted to US dollars using the Lender's Spot Rate of Exchange) at any time exceeds the Loan Commitments (expressed in US dollars), the Borrower shall promptly prepay such amount of the Advances as may be required to eliminate such excess.

8.6      Notice of Shortfalls

         Notice delivered pursuant to Clause 8.3 (Mandatory Prepayment--Asset Value), (the "Prepayment Clause") shall be given in accordance with the terms of Clause 32 (Notices). Any such notice given before 10:00 a.m. (London time) on a Business Day shall be met, and the related Shortfall satisfied, no later than 5:00 p.m. (London time) on such Business Day; notice given after 10:00 a.m. (London time) on a Business Day shall be met, and the related Shortfall satisfied, no later than 5:00 p.m. (London time) on the following Business Day (the foregoing time requirements for satisfaction of a Shortfall are referred to as the "Shortfall Deadlines").

8.7      Voluntary Prepayment of the Advance

         The Borrower may, by giving not less than one (1) Business Days' prior written notice (or such shorter period as the Lender may agree) to the Lender, prepay amounts outstanding under the Facility at any time in whole or in part so long as:

         (a) such prepayment is allocated, pro rata, to each Eligible Asset outstanding under the Facility; and

         (b)   no Default or Event of Default has occurred or is outstanding.

8.8      Re-borrowing of Prepayments

         If at any time following the initial Utilisation Date the Borrower makes a prepayment of the Advances in accordance with this Clause 8 (Prepayment), the Lenders may, subject to compliance by the Borrower with the terms of this Agreement, agree to a Utilisation by the Borrower in accordance with the terms of a duly completed Utilisation Request which Utilisation shall be in an amount not exceeding the then Available Commitment.

8.9      Automatic cancellation

         The undrawn Commitment of each Lender in relation to the Facility will be automatically cancelled at the close of business on the last day of the Availability Period.

8.10     Restrictions

         (a) Any notice of prepayment given by any Party under this Clause 8 (Prepayment)) shall be irrevocable and, unless a contrary indication appears in this Agreement, shall specify the date or dates upon which the relevant prepayment is to be made and the amount of that prepayment.

         (b) Any prepayment under this Agreement shall be made together with accrued interest on the amount prepaid and, subject to any Break Costs payable pursuant to Clause 13.4 (Break Costs).

         (c) The Borrower shall not repay or prepay all or any part of the Advance or cancel all or any part of the Loan Commitment except at the times and in the manner expressly provided for in this Agreement.

         (d) If the Lender receives a notice under this Clause 8 (Prepayment) it shall promptly forward a copy of that notice to either the Borrower or the affected Lender or Lenders, as appropriate.

9        DETERMINATIONS

         (a) The Lender shall determine the Borrowing Base, Market Value and other matters required for the purposes of Clause 8 (Prepayment):

               (i) in relation to a proposed Utilisation, on the date of the related Utilisation Request;

               (ii) in relation to any mandatory prepayment pursuant to the Prepayment Clauses;

               (iii) at any other time on a Business Day which is deemed appropriate or desirable by the Lender in its sole but good faith discretion; and

               (iv)   on the occurrence and continuance of any Default.

         (b) Promptly following any such determination under paragraph (a) above, the Lender shall notify the Borrower of such calculations the Lenders of the Market Value of any Asset or the amount of the Borrowing Base.

         (c) The Lender will provide the Borrower and the Sponsor and the Lenders with the Lender's calculation of the amounts referred to in paragraph (a) above, which calculations shall be conclusive and binding on the parties hereto as to the matters set out therein; provided that any failure by the Lender to make the calculations or provide the information under this Clause 9 (Determinations) shall not affect any obligation of any Borrower under the Finance Documents.

10       ACCOUNTS OF THE BORROWER

10.1     Collection Account

         (a) The Collection Account shall be established by the Bank in accordance with the terms and conditions of the Control Account Agreement concurrently with the execution and delivery of this Agreement by the Borrower and the relevant Finance Parties.

         (b) For the purposes of all calculations, determinations and payments to be made from time to time pursuant to the Finance Documents, the Collection Account shall (notwithstanding that the same may be comprised of more than one account) be treated as a single account and (save where expressly provided to the contrary) any amounts standing to the credit thereof which are denominated in an Optional Currency shall be converted to the Base Currency at the Lender's Spot Rate of Exchange.

         (c) The Lender shall have sole signing rights over the Collection Account.

         (d) The Borrower and the Investment Manager shall deposit all Income derived from the Eligible Assets (as well as any interest received from the reinvestment of such Income), whether constituting collections thereon or proceeds of sale thereof, and any payments in respect of associated Underlying Hedge Agreement, into the Collection Account within two (2) Business Days of receipt of the same.

         (e) All Income received by the Borrower or the Investment Manager shall be held in trust for the Lender and once deposited into the Collection Account shall not be commingled with other property of the Borrower, the Investment Manager or any of their respective Affiliates.

         (f) Subject to Clause 10.8 (Collections Following Default), Income on deposit in the Collection Account may at the option and direction of the Investment Manager be invested in Permitted Investments to the extent permitted under the Investment Agreement that mature on or before the next succeeding Payment Date.

 10.2    Securities Account

         (a) The Securities Account shall be established by the Securities Custodian in accordance with the terms and conditions of the Securities Custody Agreement concurrently with the execution and delivery of this Agreement by the Borrower and the relevant Finance Parties.

         (b) The Lender shall have sole signing rights over the Securities Account.

         (c) The Investment Manager shall deposit all CMBS from time to time acquired by the Borrower into the Securities Account immediately on acquisition of the same.

         (d) No CMBS may be withdrawn from the Securities Account without the consent of the Lender.

10.3     Redirection Letters

         (a) With respect to each Eligible Asset, the Borrower or the Investment Manager shall deliver to the relevant parties and the Bank a Redirection Letter.

         (b) Upon the occurrence of an Event of Default, the Lender may deliver Redirection Letters on behalf of the Borrower and the Investment Manager to the relevant parties.

         (c) The Parties shall comply with the provisions of Clause 20.4 (Third Party Servicers) in relation to Third Party Services.

10.4     Distribution of Income

         Neither the Borrower nor the Investment Manager shall withdraw any Income (or other amounts as referred to in Clause 10.1 (Collection Account) from the Collection Account other than in accordance with the terms of this Agreement and the Investment Management Agreement.

10.5     Balloon Payments and Principal Prepayments

         Unless an Event of Default shall then be continuing, all Balloon Payments and Principal Prepayments deposited into the Collection Account shall, after notice to the Lender and the Bank, be applied by the Investment Manager on behalf of the Borrower on the date of such deposit or, if such deposit is made after 3:00 p.m. (London time), on the following Business Day, as a prepayment to the Lenders in order to reduce the Advances in respect of the related Eligible Asset by an amount equal to the lesser of: (a) the amount of such payment; and (b) the Advance Rate in respect of the related Eligible Asset. The balance of such Balloon Payments and Principal Prepayments in excess of the Advances outstanding in respect of the related Eligible Asset shall be paid to Borrower on such date.

10.6     Release of funds from the Collection Account

         Funds deposited in the Collection Account during any Interest Period (except as provided in Clause 10.5 (Balloon Payments and Principal Prepayments)) shall be held therein until the next Payment Date unless such funds relate to an Asset the Advances for which have been fully repaid or prepaid and the Borrower has elected to pay, and has paid, in full all Break Costs relating to such repayment or prepayment in which case, provided that no Default shall have occurred or will result therefrom, all such excess funds shall be released to the Borrower.

10.7     Priorities of Payments (Pre-Default)

         On or before 3:00 p.m. (London time) on the day prior to each Payment Date, the Borrower shall deliver to the Lender and the Bank details of any amounts then due to the parties set out in this Clause (other than the Finance Parties). Subject to the terms of the Control Account Agreement, on each Payment Date all funds on deposit in the Collection Account shall be allocated in or towards payment (or provision for payment) of the following:

         (a) first, to the Lender in payment of all costs, fees and expenses due to them under the Finance Documents;

         (b) second, to the Bank, the Document Custodian and the Securities Custodian their fees pursuant to the Control Account Agreement, the Document Custody Agreement and the Securities Custody Agreement, respectively;

         (c) third, to any Person falling within paragraph (a) of the definition of Hedging Counterparty of all amounts due to it under any Permitted Hedging Transaction entered into by it with the Borrower;

         (d) fourth, to the Lender in payment of any accrued and unpaid interest on the Advances then outstanding;

         (e) fifth, without limiting the rights of the Lenders under Clause 8 (Prepayment) of this Agreement, to the Lender, in the amount of any unpaid Prepayments to be applied as set forth in the applicable Prepayment Clauses;

         (f) sixth, in the case of any Advance which is then due to be repaid, in or towards repayment of the same;

         (g) seventh, to the payment of all other costs and fees and Obligations payable to the Finance Parties pursuant to the Finance Documents (without duplication of those described in paragraphs (a)-(f) above);


         (h) eighth, to any Person falling within paragraph (b) of the definition of Hedging Counterparty of all amounts due to it under any Permitted Hedging Transaction entered into by it with the Borrower;

         (i) ninth, to the Sponsor of all amounts due under the guarantee contained in Clause 21 (Guarantee and indemnity); and

         (j)   tenth, any remainder shall be paid to the Borrower in full.

10.8     Collections Following Default

         The Borrower hereby agrees that, any other term of the Finance Documents notwithstanding, any sums credited to the Collection Account may not be paid to or to the order of the Borrower or the Investment Manager following the occurrence of an Event of Default which is continuing and the Lender shall, and is irrevocably authorised by the Borrower to apply any amounts standing to the credit of the Collection Account in accordance with the provisions of Clause 10.9 (Priorities of Payments (Post-Default)).

10.9     Priorities of Payments (Post-Default)

         Notwithstanding the provisions of Clause 10.7 (Priorities of Payments (Pre-Default)), if an Event of Default shall have occurred hereunder and be continuing, all funds in the Collection Account shall be withdrawn by the Lender and applied:

         (a) first, in the same order of priority as set out in Clause 10.7 (Priorities of Payments (Pre-Default)) paragraphs (a) to (e) above;

         (b) second, to reduction of the aggregate principal amount of all outstanding Advances until reduced to zero;

         (c) third, to payment of all costs and fees and any other Obligations payable to the Finance Parties pursuant to the Finance Documents (without duplication of those described in paragraphs (a) and (b) above);

         (d) fourth, to any Person falling within paragraph (b) of the definition of Hedging Counterparty of all amounts due to it under any Permitted Hedging Transaction entered into by it with the Borrower;

         (e) fifth, to the Sponsor of all amounts due under the guarantee contained Clause 21 (Guarantee and indemnity); and

         (f)   sixth, any remainder shall be paid to the Borrower in full.

11       INTEREST

11.1     Calculation of interest

         The rate of interest on each Advance for its Interest Period is the percentage rate per annum which is the aggregate of the applicable:

         (a)   Margin;

         (b)   IBOR; and

         (c)   Mandatory Cost, if any,

         in each case for that Interest Period; provided that with respect to any Advance and its initial Interest Period, the applicable IBOR shall be the rate for obligations maturing at the next Payment Date for such Advance.

11.2     Payment of Interest

         Except where it is provided to the contrary in this Agreement, the Borrower shall pay accrued interest on each Advance on the last day of its Interest Period.

11.3     Default Interest

         (a) If the Borrower fails to pay any amount payable by it under this Agreement or the other Finance Documents on its due date then interest shall accrue on the overdue amount from the due date up to the date of actual payment (both before and after judgment), at a rate which is the sum of two (2) per cent. per annum and the rate which would have been payable if the overdue amount had, during the period of non-payment, constituted the Loan for successive Interest Periods, each of a duration selected by the Lender.

         (b) If the overdue amount consists of all or part of the Loan made to the Borrower and became due on a day other than the last day of an Interest Period relating to such Loan:

               (i) the first Interest Period applicable to that overdue amount shall be of a duration equal to the unexpired portion of that Interest Period; and

               (ii) the rate of interest on that overdue amount for that Interest Period shall be the sum of one (1) per cent. and the rate per annum applicable to it immediately before it became due.

         (c) Any interest accruing under this Clause 11.3 (Default Interest) shall be immediately payable by the Borrower on demand by the Lender.

         (d) Default interest (if unpaid) arising on an overdue amount will be compounded with the overdue amount at the end of each Interest Period applicable to that overdue amount but will remain immediately due and payable.

11.4     Notification of Rates of Interest

         The Lender shall promptly notify the Borrower of the determination of a rate of interest under this Agreement.

11.5     Recalculation of interest

         Should Clause 15 (Tax Gross up and Indemnities) be unenforceable for any reason, the rate of interest on each Advance for each period during which a Tax Deduction is required to be made shall be the percentage rate per annum which is the aggregate of the applicable:

         (a)   Margin;

         (b)   IBOR, as applicable; and

         (c)   Mandatory Cost, if any,

         divided by a factor equal to one (1) minus the amount of the required Tax Deduction expressed as a multiplier (i.e., ten (10) per cent. will be expressed as 0.10 and not as 10%).

12       INTEREST PERIODS

12.1     Selection of Interest Periods

         (a)   Each Advance has one Interest Period only.

         (b) The Borrower (or the Sponsor on its behalf) shall in accordance with paragraph (c) below state the Interest Period for an Advance in the relevant Utilisation Request for that loan; provided that the initial Interest Period for each Advance shall end on the first Payment Date for such Advance following the date such Advance is made.

         (c) Subject to the provisions of this Clause 12 (Interest Periods), the Interest Period of each Advance (other than the initial Interest Period for such Advance) shall be a period of three (3) months ending on a Payment Date for such Advance).

12.2     No overrunning the Facility Termination Date

         If an Interest Period for the Advance would otherwise overrun the Facility Termination Date, it will be shortened so that it ends on the Facility Termination Date.

12.3     Other adjustments

         The Lender and the Sponsor may enter into such other arrangements as they may agree for the adjustment of Interest Periods.

13       CHANGES TO THE CALCULATION OF INTEREST

13.1     Absence of quotations

         Subject to Clause 13.2 (Market disruption), if the applicable IBOR is to be determined by reference to the Reference Banks but a Reference Bank does not supply a quotation by noon on the Quotation Day, the applicable IBOR shall be determined on the basis of the quotations of the remaining Reference Banks.

13.2     Market disruption

         If a Market Disruption Event occurs in relation to an Advance for any Interest Period, then the rate of interest on each Lender's share of that Advance for the Interest Period shall be the rate per annum which is the sum of:

         (a)   the Margin;

         (b) the rate notified to the Lender by that Lender as soon as practicable and in any event before interest is due to be paid in respect of that Interest Period, to be that which expresses as a percentage rate per annum the cost to that Lender of funding its participation in that Advance from whatever source it may reasonably select; and

         (c) the Mandatory Cost, if any, applicable to that Lender's participation in the Advance.

 13.3    Alternative basis of interest or funding

         (a) If a Market Disruption Event occurs and the Lender or the Borrower so requires, the Lender and the Borrower shall enter into negotiations (for a period of not more than 30 days) with a view to agreeing a substitute basis for determining the rate of interest.

         (b) Any alternative basis agreed pursuant to paragraph (a) above shall, with the prior consent of all the Lenders and the Borrower, be binding on all Parties.

13.4     Break Costs

         (a) The Borrower shall, within three (3) Business Days of demand by a Finance Party, pay to that Finance Party its Break Costs attributable to all or any part of an Advance or Unpaid Sum being paid by the Borrower on a day other than the last day of an Interest Period for that Advance or Unpaid Sum.

         (b) Each Lender shall as soon as reasonably practicable after a demand by the Lender provide a certificate confirming the amount of its Break Costs for any Interest Period in which they accrue.

14       FEES

14.1     Extension fee

         The Sponsor shall pay (or procure that the Borrower pays) to the Lender in the currency of the Facility an extension fee in an amount equal to
         0.25 per cent. of the aggregate Advances outstanding as at the date (if any) on which a second Availability Period Extension Notice is issued pursuant to Clause 2.6 (Availability Period Extension Option). Such extension fee shall be payable on the date which is the of such second Availability Period Extension Notice (if any).

14.2     Upfront fee

         The Sponsor shall pay (or procure that the Borrower pays) to the Lender on the Closing Date in the currency of the Facility an upfront fee in an amount equal to 0.25 per cent. of the Loan Commitment as of the Closing Date.

14.3     Exit fee

         To the extent, if any, that the same is not paid under the U.S. Facility, the Sponsor shall pay (or procure that the Borrower pays) to the Lender in the currency of the Facility an exit fee in an amount equal to 2.50 per cent. of the Loan Commitment as of the Closing Date on the earlier of:

         (a)   the Facility Termination Date; and

         (b) the date (as determined by the lender) on which an Equity Offering has been completed.

15       TAX GROSS UP AND INDEMNITIES

15.1     Definitions

         In this Agreement:

         "Protected Party" means a Finance Party which is or will be subject to any liability, or required to make any payment, for or on account of Tax in relation to a sum received or receivable (or any sum deemed for the purposes of Tax to be received or receivable) under a Finance Document.

         "Qualifying Lender" means a Lender which is beneficially entitled to interest payable to that Lender in respect of an advance under a Finance Document and is:

         (a) (i) the holder of a licence for the time being in force granted under Section 9 of the Irish Central Bank Act 1971 and whose Facility Office is located in Ireland; or (ii) or an authorised credit institution under the terms of EU Council Directive 2000/12/EC of 20 March 2000 which has duly established a branch in Ireland or has made all necessary notifications to its home state competent authorities required thereunder in relation to its intention to carry on banking business in Ireland and whose Facility Office is located in Ireland provided in each case that it is carrying on a bona fide banking business in Ireland with which the interest payment made pursuant to the advance is connected; or

         (b)   a:

               (i) company (as defined in Section 246 of the Taxes Act) that is resident for the purposes of tax in a member state of the European Communities (other than Ireland) or in a territory with which Ireland has concluded a Treaty (residence for these purposes to be determined in accordance with the laws of the territory of which the Lender claims to be resident); or

               (ii) U.S. corporation, provided the U.S. corporation is incorporated in the U.S. and subject to federal tax in the U.S. on its worldwide income; or

               (iii) U.S. limited liability company, provided the ultimate recipients of the interest are resident in and under the laws of a territory with which Ireland has a Treaty or resident in and under the laws of a member state of the European Communities (other than Ireland) and the business conducted through the limited liability company is so structured for market reasons and not for tax avoidance purposes;

                      provided in each case at (i), (ii) or (iii) the Lender is not carrying on a trade or business in Ireland through an agency or branch with which the interest payment made pursuant to the advance is connected; or

         (c)   a Treaty Lender; or

         (d) a body corporate which is resident in Ireland for the purposes of Irish tax or which carries on a trade in Ireland through a branch or agency:

               (i) which advances money under the Agreement in the ordinary course of a trade which includes the lending of money; and

               (ii) in whose hands any interest payable in respect of the advance is taken into account in computing the trading income of the company; and

               (iii) which has complied with all of the provisions of Section 246(5)(a) of the Taxes Act, including making the appropriate notifications thereunder to the Revenue Commissioners of Ireland and the relevant Lender has not ceased to be a company to which Section 246(5)(a) applies,

         (e) a qualifying company within the meaning of Section 110 of the Taxes Act.

         "Tax Credit" means a credit against, relief or remission for, or repayment of any Tax.

         "Tax Deduction" means a deduction or withholding for or on account of Tax from a payment under a Finance Document.

         "Tax Payment" means an increased payment made by the Borrower to a Finance Party under Clause 15.2 (Tax gross up) or a payment under Clause 15.3 (Tax indemnity).

         "Treaty Lender" means a Lender which, on the date of a payment of interest by the Borrower falls due under this Agreement:

         (a) is treated as a resident of a Treaty State for the purposes of the Treaty;

         (b) does not carry on a business in the relevant Treaty State through a permanent establishment with which that Lender's participation in the advance is effectively connected; and

         (c) is otherwise entitled to receive interest payments from such Borrower without the Borrower being required to make a Tax Deduction.

         "Treaty State" means a jurisdiction having a double taxation agreement (a "Treaty") with Ireland which makes provision for full exemption from tax imposed by Ireland on interest.

         Unless the contrary indication appears, in this Clause 15 (Tax Gross Up and Indemnities) a reference to "determines" or "determined" means a determination made in the absolute discretion of the person making the determination.

15.2     Tax gross up

         (a) The Borrower shall make all payments to be made by it under the Finance Documents without any Tax Deduction, unless a Tax Deduction is required by law.

         (b) The Borrower shall promptly upon becoming aware that it must make a Tax Deduction (or that there is any change in the rate or the basis of a Tax Deduction) notify the Lender accordingly. Similarly, a Lender shall notify the Borrower on becoming so aware in respect of a payment payable to that Lender.

         (c) If a Tax Deduction is required by law to be made by the Borrower, the amount of the payment due from that the Borrower shall be increased to an amount which (after making any Tax Deduction) leaves an amount equal to the payment which would have been due if no Tax Deduction had been required.

         (d) The Borrower is not required to make an increased payment to a Lender under paragraph (c) above for a Tax Deduction in respect of Tax imposed by Ireland from a payment of interest on an Advance, if on the date on which the payment falls due: (i) the payment could have been made to the Lender without a Tax Deduction if it was a Qualifying Lender, but on that date the Lender is not or has ceased to be a Qualifying Lender other than as a result of any change after the date of this Agreement in (or in the interpretation, administration, or application of) any law, or any published practice or concession of any relevant taxing authority; or (ii) the Lender is a Treaty Lender and the Borrower is able to demonstrate that payments could have been made to that Lender without a Tax Deduction had that Lender complied with its obligations under paragraph (g) below.

         (e) If the Borrower is required to make a Tax Deduction, the Borrower shall make that Tax Deduction and any payment required in connection with that Tax Deduction within the time allowed and in the minimum amount required by law.

         (f) Within thirty (30) days of making either a Tax Deduction or any payment required in connection with that Tax Deduction, the Borrower making that Tax Deduction shall deliver to the Finance Party entitled to the payment evidence reasonably satisfactory to that Finance Party that the Tax Deduction has been made or (as applicable) any appropriate payment paid to the relevant taxing authority.

         (g) Any Treaty Lender shall (at the cost and expense of the Borrower) provide reasonable co-operation in completing any procedural formalities necessary for the Borrower to obtain authorisation to make payments without a Tax Deduction.

15.3     Tax indemnity

         (a) The Borrower shall indemnify each Protected Party from and against all losses, liabilities or costs which that Protected Party determines will be or has been (directly or indirectly) suffered for or on account of tax by that Protected Party in respect of a Finance Document.

         (b) The Borrower shall within ten (10) Business Days of demand by a Protected Party, pay to such Protected Party any amounts due from it under the indemnity contained in paragraph (a) above.


         (c)   Paragraph (a) above shall not apply:

               (i)    with respect to any tax assessed on a Finance Party:

                      (A) under the law of the jurisdiction in which that Finance Party is incorporated or, if different, the jurisdiction (or jurisdictions) in which that Finance Party is treated as resident for tax purposes or has a taxable presence; or

                      (B) under the law of the jurisdiction in which that Finance Party's Facility Office is located in respect of amounts received or receivable in that jurisdiction,

                      if that tax is imposed on or calculated by reference to the net income received or receivable or deemed to be received or receivable by that Finance Party; or

               (ii)   to the extent a loss, liability or cost:

                      (A) is compensated for by an increased payment under Clause 15.2 (Tax gross up); or

                      (B) would have been compensated for by an increased payment under Clause 15.2 (Tax gross up) but was not so compensated solely because one of the exclusions in Clause 15.2 (Tax gross up) applied.

         (d) A Protected Party making, or intending to make a claim under paragraph (a) above shall promptly notify the Borrower of the event which will give, or has given, rise to the claim.

         (e) A Protected Party shall, on receiving a payment from the Borrower under this Clause 15.3 (Tax indemnity), notify the Lender.

15.4     Tax Credit

         If the Borrower makes a Tax Payment and the relevant Finance Party (acting in good faith) determines that:

         (a) a Tax Credit is attributable either to an increased amount of which that Tax Payment forms part or to all or part of that Tax Payment; and

         (b) that Finance Party has obtained, utilised and retained that Tax Credit,

         the Finance Party shall pay an amount to the Borrower which that Finance Party determines will leave it (after that payment) in the same after tax position as it would have been in had the Tax Payment not been made by the Borrower.

15.5     Stamp Taxes

         The Sponsor shall indemnify the Finance Parties from and against any cost, loss or liability the Finance Parties incur in relation to all stamp duty, registration and other similar Taxes payable in respect of any Finance Document. The Sponsor shall within three (3) Business Days of demand pay to any Finance Party any amounts due from it under this Clause.

15.6     Value Added Tax

         (a) All consideration payable under a Finance Document by any Borrower to the Finance Parties shall be deemed to be exclusive of any VAT. If VAT is chargeable, the Borrower shall pay to the Lender (on behalf of the Finance Parties) (in addition to and at the same time as paying the consideration) an amount equal to the amount of the VAT (and the Lender shall promptly provide an appropriate VAT invoice to the Borrower).

         (b) Where a Finance Document requires the Borrower to reimburse any Finance Party for any costs or expenses, the Borrower shall also at the same time pay and indemnify the relevant Finance Party against all VAT incurred by the relevant Finance Party in respect of the costs or expenses to the extent the relevant Finance Party reasonably determines that neither it nor any other member of any group of which it is a member for VAT purposes is entitled to credit or repayment from the relevant tax authority in respect of the VAT.

15.7     Qualifying Lender

         The Lender represents and warrants to the Borrower that, as of the date hereof, it is a Qualifying Lender and upon receipt of written request from the Borrower, undertakes to notify the Borrower if it is not a Qualifying Lender.

16       INCREASED COSTS

16.1     Increased costs

         (a) Subject to Clause 16.3 (Exceptions), the Borrower shall indemnify each Finance Party from and against any Increased Costs incurred by that Finance Party or any of its Affiliates as a result of:
               (i) the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation; or (ii) compliance with any law or regulation made after the date of this Agreement.

         (b) The Borrower shall within three (3) Business Days of a demand by the Lender pay for the account of the relevant Finance Party amounts due from it pursuant to paragraph (a) above.

         (c)   In this Agreement "Increased Costs" means:

               (i) a reduction in the rate of return under a Finance Document or on a Finance Party's (or its Affiliate's) overall capital;

               (ii)   an additional or increased cost; or

               (iii) a reduction of any amount due and payable under any Finance Document, which is incurred or suffered by a Finance Party or any of its Affiliates but only to the extent that it is attributable to that Finance Party having entered into any Finance Document, its Loan Commitment and/or funding or performing its obligations under any Finance Document.

16.2     Increased cost claims

         (a) A Finance Party intending to make a claim pursuant to Clause 16.1 (Increased costs) shall notify the Lender of the event giving rise to the claim, following which the Lender shall promptly notify the Sponsor.

         (b) Each Finance Party shall, as soon as practicable after a demand by the Lender, provide a certificate confirming the amount of its Increased Costs.

16.3     Exceptions

         (a) Clause 16.1 (Increased costs) does not apply to the extent any Increased Cost is:

               (i) attributable to a Tax Deduction required by law to be made by the Borrower;

               (ii) compensated for by Clause 15.3 (Tax indemnity) (or would have been compensated for under Clause 15.3 (Tax indemnity) but was not so compensated solely because any exclusions in paragraph (b) of Clause 15.3 (Tax indemnity);

               (iii)  compensated for by the payment of the Mandatory Cost; or

               (iv) attributable to the wilful breach by the relevant Finance Party or its Affiliates of any law or regulation.

         (b) In this Clause 16.3 (Exceptions), a reference to a "Tax Deduction" has the same meaning given to the term in Clause 15.1 (Definitions).

17       OTHER INDEMNITIES

17.1     Currency indemnity

         (a) If any sum due from the Borrower under the Finance Documents (a "Sum"), or any order, judgment or award given or made in relation to a Sum, has to be converted from the currency (the "First Currency") in which that Sum is payable into another currency (the "Second Currency") for the purpose of

               (i)    making or filing a claim or proof against the Borrower;

               (ii) obtaining or enforcing an order, judgment or award in relation to any litigation or arbitration proceedings,

               the Borrower shall as an independent obligation indemnify each Finance Party to whom that Sum is due from and against any cost, loss or liability arising out of or as a result of the conversion including any discrepancy between: (A) the rate of exchange used to convert that Sum from the First Currency into the Second Currency; and (B) the rate or rates of exchange available to that person at the time of its receipt of that Sum.

         (b) The Borrower waives any right it may have in any jurisdiction to pay any amount under the Finance Documents in a currency or currency unit other than that in which it is expressed to be payable.

17.2     Other indemnities

         The Borrower shall indemnify each Finance Party from and against any cost, loss or liability incurred by that Finance Party as a result of:

         (a) the occurrence of any Event of Default, or the giving of notice under Clause 27.18 (Acceleration);

         (b) a failure by the Borrower to pay any amount due under a Finance Document on its due date; (c) funding, or making arrangements to fund, its participation in an Advance requested in a Utilisation Request but not made by reason of the operation of any one or more of the provisions of this Agreement (other than by reason of wilful default or gross negligence by that Finance Party alone);

         (d) an Advance (or part of an Advance) not being prepaid in accordance with a notice of prepayment given by the Borrower, and

         (e) the Borrower shall within three (3) Business Days of demand pay to any Finance Party any amounts due from it under this Clause.

17.3     Indemnity to the Lender

         The Borrower shall indemnify the Lender from and against any cost, loss or liability incurred by it (acting reasonably) as a result of:

         (a) investigating any event which it reasonably believes is or may be a Default;

         (b) acting or relying on any notice, request or instruction which it reasonably believes to be genuine, correct and appropriately authorised;

         (c)   acting in its capacity as an Lender under this Agreement; and

         (d) the Borrower shall within three (3) Business Days of demand pay to any Finance Party any amounts due from it under this Clause.

17.4     Acquisition indemnity

         The Borrower shall indemnify each Finance Party from and against any loss or liability incurred by that Finance Party in connection with or arising out of any litigation, arbitration or administrative proceedings or regulatory enquiry concerning or in connection with or arising out of the Borrower's or any other person's acquisition, holding or funding of, or exercise of rights in respect of, the Assets and/or the grant of any Security by it under the Security Documents to which it is party. The Borrower shall within three (3) Business Days of demand pay to any Finance Party any amounts due from it under this Clause.

18       MITIGATION BY THE LENDER

18.1     Mitigation

         (a) Each Finance Party shall, in consultation with the Sponsor, take all reasonable steps to mitigate any circumstances which arise and which would result in any amount (or increased amount) becoming payable under or pursuant to, or cancelled pursuant to, any of Clause 8.1 (Illegality), Clause 15 (Tax Gross Up and Indemnities) or Clause 16 (Increased costs) including (but not limited to) transferring its rights and obligations under the Finance Documents to another Affiliate or Facility Office.

         (b) Paragraph (a) above does not in any way limit the obligations of the Borrower, the Sponsor or the Investment Manager under the Finance Documents.

18.2     Limitation of liability

         (a) The Borrower shall indemnify each Finance Party for all costs and expenses reasonably incurred by that Finance Party as a result of steps taken by it under Clause 18.1 (Mitigation).

         (b)   A Finance Party is not obliged to take any steps under Clause
               18.1 (Mitigation) if, in the reasonable opinion of that Finance Party, to do so might be prejudicial to it.

18.3     Conduct of business by a Finance Party

         No term of this Agreement will:

         (a) interfere with the right of any Finance Party to arrange its affairs (Tax or otherwise) in whatever manner it thinks fit;

         (b) oblige any Finance Party to investigate or claim any credit, relief, remission or repayment available to it in respect of Tax or the extent, order and manner of any claim; or

         (c) oblige any Finance Party to disclose any information relating to its affairs (Tax or otherwise) or any computation in respect of Tax.

19       COSTS AND EXPENSES

19.1     Transaction expenses

         The Borrower shall promptly on demand pay the Lender the amount of all pre-agreed costs and expenses (including legal fees and notarial fees) reasonably incurred by any of them in connection with the negotiation, preparation, printing, execution and perfection of:

         (a) this Agreement and any other documents referred to in this Agreement; and

         (b) any other Finance Documents executed after the date of this Agreement.

19.2     Transaction Parties

         The Borrower shall promptly on demand pay the all fees costs and expenses due from time to time to the Bank, the Document Custodian, the Securities Custodian and the Investment Manager.

19.3     Amendment costs

         If the Borrower requests an amendment, waiver or consent, the Borrower shall, within four (4) days of demand, reimburse each Finance Party on a full indemnity basis for the amount of all reasonable costs and expenses (including legal and notarial fees) incurred by that Finance Party in evaluating, negotiating or complying with that request or requirement.

19.4     Asset due diligence costs

         The Borrower shall promptly on demand pay to the Lender the amount of all costs and expenses (including legal fees) incurred by it in connection with any review or due diligence investigation that it conducts in respect of the Assets in respect of which the Borrower has or proposes to deliver a Utilisation Request in accordance with the provisions set out in Clause 5.5 (Drawdown).

19.5     Enforcement costs

         The Borrower shall, within three (3) Business Days of demand, pay to each Finance Party the amount of all costs and expenses (including legal fees) incurred by that Finance Party in connection with the enforcement of, or the preservation of any rights under, any Finance Document.

20       SERVICING

20.1     Duties of the Investment Manager

         The Borrower and the Lender shall contract with the Investment Manager to service the Assets pursuant to the Investment Management Agreement, consistent with the degree of skill and care that Investment Manager customarily requires with respect to similar assets owned or managed by it and in accordance with Accepted Servicing Practices. The Investment Management Agreement shall require, inter alia, that the Investment
         Manager: (a) comply with all applicable laws and regulations; (b) maintain all licenses necessary for it to perform its servicing responsibilities; and (c) not impair the rights of the Finance Parties in any Eligible Assets or any payment thereunder. In addition, the Investment Management Agreement shall require that the Investment Manager deposit all collections of Income received by it on account of the Assets in the Collection Account no later than two (2) Business Days following receipt.

20.2     Effect of Default

         During the continuance of any of: (a) a Default or Event of Default hereunder; or (b) an event of default under the Investment Management Agreement, the Lender shall have the right to immediately terminate the Investment Manager's right to service the Assets without payment of any penalty or termination fee. The Borrower and the Investment Manager shall cooperate in transferring the servicing of the Assets to a successor servicer appointed by the Lender in its sole but good faith discretion.

20.3     Notification of Breach

         If the Borrower should discover that, for any reason whatsoever, the Investment Manager or any entity responsible for managing or servicing any Assets has failed to perform in all material respects any of the obligations of such entities with respect to the Assets, or that an event of default under the Investment Management Agreement has occurred, the Borrower shall promptly notify the Lender.

20.4     Third Party Servicers

         In the event that any Asset is serviced by a Third Party Servicer, the Borrower shall provide promptly to the Lender a Servicer Notice addressed to and agreed to by such Third Party Servicer of the related Assets, advising such Third Party Servicer of such matters as the Lender may reasonably request, including, without limitation, recognition by such Third Party Servicer of the Finance Parties' interest in such Assets and such Third Party Servicer's agreement that upon receipt of notice of an Event of Default from the Lender and during the continuance of such Default, it will follow the instructions of the Lender with respect to the Assets and any related Income with respect thereto.

20.5     Sub Servicers

         The Borrower may employ sub-servicers (including the Investment Manager or Affiliates thereof or Third Party Servicers) to service the Assets without the prior written approval of the Lender. If the Assets are serviced, in whole or in part, by a sub-servicer: (a) the Investment Manager shall nevertheless remain primarily liable to the Finance Parties for the servicing of the Assets under the Investment Management Agreement; and (b) any agreement with a sub-servicer shall entitle the Lender to terminate such subservicer without fee or penalty in the event that the Investment Manager is replaced.

21       GUARANTEE AND INDEMNITY

21.1     Guarantee and indemnity

         The Sponsor irrevocably and unconditionally:

         (a) guarantees to each Finance Party punctual performance by each Borrower of all that Borrower's obligations under the Finance Documents;

         (b) undertakes with each Finance Party that whenever a Borrower does not pay any amount when due under or in connection with any Finance Document, the Sponsor shall immediately on demand pay that amount as if it were the principal obligor;

         (c) indemnifies each Finance Party immediately on demand against any cost, loss or liability suffered by that Finance Party if any obligation guaranteed by it is or becomes unenforceable, invalid or illegal, and the amount of the cost, loss or liability shall be equal to the amount which that Finance Party would otherwise have been entitled to recover.

21.2     Continuing guarantee

         This guarantee is a continuing guarantee and will extend to the ultimate balance of sums payable by any Borrower under the Finance Documents, regardless of any intermediate payment or discharge in whole or in part.

21.3     Reinstatement

         (a) If any discharge (whether in respect of obligations of any Borrower or any security for those obligations or otherwise) or arrangement is made in whole or in part on the faith of any payment, security or other disposition which is avoided or must be restored in whole or in part on insolvency, liquidation or otherwise without limitation, the liability of the Sponsor under this Clause 21 (Guarantee and Indemnity) will continue as if the discharge or arrangement had not occurred.

         (b) Each Finance Party may concede or compromise any claim that any payment, security or other disposition is liable to avoidance, reduction or restoration.

21.4     Waiver of defences

         The obligations of the Sponsor under this Clause 21 (Guarantee and Indemnity) will not be affected by any act, omission, matter or thing which, but for this Clause 21.4, would reduce, release or prejudice any of its obligations under this Clause 21 (Guarantee and Indemnity) (without limitation and whether or not known to it or any Finance Party) including:

         (a) any time, waiver or consent granted to, or composition with, any Borrower or any other person;

         (b) the release of any Borrower or any other person under the terms of any composition or arrangement with any creditor of any Affiliate of the Borrower or any other person;

         (c) the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, any Borrower or any other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;

         (d) any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of a Borrower or any other person;

         (e) any amendment (however fundamental) or replacement of a Finance Document or any other document or security;

         (f) any unenforceability, illegality or invalidity of any obligation of any person under any Finance Document or any other document or security; or

         (g)   any insolvency or similar proceedings.

21.5     Immediate recourse

         The Sponsor waives any right it may have of first requiring any Finance Party (or any trustee or agent on its behalf) to proceed against or enforce any other rights or security or claim payment from any person before claiming from it under this Clause 21 (Guarantee and Indemnity). This waiver applies irrespective of any law or any provision of a Finance Document to the contrary.

21.6     Appropriations

         Until all amounts which may be or become payable by the Borrowers under or in connection with the Finance Documents have been irrevocably paid in full, each Finance Party (or any trustee or agent on its behalf) may:

         (a) without affecting the liability of the Sponsor under this Clause 21 (Guarantee and Indemnity), refrain from applying or enforcing any other moneys, security or rights held or received by that Finance Party (or any trustee or agent on its behalf) in respect of those amounts, or apply and enforce the same in such manner and order as it sees fit (whether against those amounts or otherwise) and the Sponsor shall not be entitled to the benefit of the same; and

         (b) hold in an interest-bearing suspense account any moneys received from the Sponsor or on account of the Sponsor's liability under this Clause 21 (Guarantee and Indemnity).

21.7     Deferral of Sponsor's rights

         Until all amounts which may be or become payable by the Borrowers under or in connection with the Finance Documents have been irrevocably paid in full and unless the Lender otherwise directs, the Sponsor will not, after a claim has been made or by virtue of any payment or performance by it of its obligations under the Finance Documents:

         (a) be subrogated to any rights, security or moneys held, received or receivable by any Finance Party (or any trustee or agent on its behalf);

         (b) receive or be entitled to any right of contribution or indemnity in respect of any payment made or moneys received on account of the Sponsor's liability under this Clause 21 (Guarantee and Indemnity);

         (c) claim, rank, prove or vote as a creditor of any Borrower or its estate in competition with any Finance Party (or trustee or agent on its behalf);

         (d) take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Finance Parties under the Finance Documents or of any other guarantee or security taken pursuant to, or in connection with, the Finance Documents by any Finance Party; or

         (e) receive, claim or have, the benefit of any payment, distribution or security from or on account of any Borrower, or exercise any right of set-off as against any Borrower.

         The Sponsor shall hold in trust (or to the extent not recognised in the relevant jurisdiction hold segregated from its other assets) for and immediately pay or transfer to the Lender for the Finance Parties any payment or distribution or benefit of security received by it contrary to this Clause 21.7 or in accordance with any directions given by the Lender under this Clause 21.7.

21.8     Additional security

         (a) This guarantee is in addition to and is not in any way prejudiced by any other guarantee or security now or subsequently held by any Finance Party.

         (b) For the avoidance of doubt, (save as expressly provided in this Clause 21.8 (Additional security) nothing in this Clause 21.8 (Limitation on Sponsor guarantee and limited recourse) shall extinguish or be deemed to extinguish any claim against the Sponsor in any circumstances to the extent such extinguishment would limit or impair any rights or remedies of the Finance Parties (or any of them) in respect of the Borrowers (or any of their assets under Clause 21 (Guarantee and indemnity) or otherwise under the Finance Documents or applicable law.

22       GENERAL REPRESENTATIONS

22.1     Borrower and Sponsor Representations

         Each of the Borrower and the Sponsor (or, if the representation or warranty so states, either the Borrower or the Sponsor) makes the representations and warranties set out in this Clause 22.1 (Borrower and Sponsor Representations) in respect of themselves to each Finance Party.

         (a)   Status

               (i) The Sponsor is a company, duly incorporated and validly existing under the laws of the State of Maryland.

               (ii) The Borrower is a private limited company, duly incorporated and validly existing under the laws of Ireland.

               (iii) Each of the Borrower and the Sponsor have the power to own their respective assets and carry on their businesses as they are being conducted.

               (iv)   No:

                      (A) corporate action, legal proceeding or other procedure or step described in Clause 27.7 (Insolvency Proceedings); or

                      (B) creditors' process described in Clause 27.9 (Creditors' Process),

                      has been taken or (to the best of its knowledge and belief) threatened against it and none of the circumstances described in Clause 27.6 (Insolvency) applies to it.

         (b)   Binding Obligations

               The obligations expressed to be assumed by each of the Borrower and the Sponsor in each Finance Document to which the Borrower or, as the case may be, the Sponsor are parties are their legal and valid obligations and (subject to the Reservations) binding on them and enforceable against them in accordance with the terms thereof.

         (c)   Non-Conflict with Other Obligations

               The entry by each of the Borrower and the Sponsor into and performance by either of them of, and the transactions contemplated by, the Finance Documents do not and will not conflict with:

               (i)    any law or regulation applicable to them respectively;

               (ii)   their respective constitutional documents;

               (iii) any agreement, mortgage, bond or other instrument or treaty to which any of them is party or which is binding upon them or any of their respective assets, to an extent or in a manner that has or could reasonably be expected to result in a Material Adverse Effect.

         (d)   Power and Authority

               Each of the Borrower and the Sponsor has the power to enter into, perform and deliver, and has taken all necessary action to authorise their entry into, performance and delivery of, the Finance Documents and the transactions contemplated by the Finance Documents.

         (e)   Validity and Admissibility in Evidence

               All Authorisations required or desirable:

               (i) to enable the Borrower and/or the Sponsor lawfully to enter into, exercise their respective rights and comply with their respective obligations under the Finance Documents to which the Borrower or, as the case may be, the Sponsor are parties;

               (ii) to ensure that the obligations expressed to be assumed by the Borrower and/or the Sponsor in the Finance Documents to which they are parties are legal, valid and binding and enforceable; and

               (iii) to make the Finance Documents to which the Borrower and/or the Sponsor are parties admissible in evidence in their respective jurisdictions of incorporation,

               have been obtained or effected and are in full force and effect save where the lack of the same would not be reasonably likely to have a Material Adverse Effect.

         (f)   Deduction of Tax

               The Borrower is not required under the law of its jurisdiction of incorporation to make any deduction for or on account of Tax from any payment it may make under any Finance Document to a Qualifying Lender.

         (g)   No Filing or Stamp Taxes

               Under the law of the jurisdiction of incorporation of the Borrower or the Sponsor it is not necessary that the Finance Documents be filed, recorded or enrolled with any court or other authority in that jurisdiction or that any stamp, registration or similar tax be paid on or in relation to the Finance Documents or the transactions contemplated by the Finance Documents provided however, that no breach of this Clause shall occur by reason of the failure of the Lender (or its advisers) to do any act or thing in respect of any such filing, recording or enrolment.

         (h)   No Default

               No Event of Default has occurred and is continuing or might reasonably be expected to result from the making of the Utilisation.


         (i)   No misleading information

               (i) The financial information with respect to the Borrower and the Sponsor supplied to the Lender by each such entity or on its behalf has been prepared on the basis of recent historical information and on the basis of reasonable assumptions.

               (ii) To the best of the knowledge and belief of the Borrower and the Sponsor, no information has been given or withheld that results in the information supplied to the Lender relating to such entities or their businesses and operations being untrue or misleading in any material respect.

         (j)   No Proceedings Pending or Threatened

               No litigation, arbitration or administrative proceedings of or before any court, arbitral body or agency which:

               (i) questions or challenges the enforceability of the Finance Documents (or the transactions contemplated thereby);

               (ii) makes a claim or claims in aggregate amount greater than Five Million US dollars ($5,000,000); or

               (iii) would have a Material Adverse Effect has (to the best of its knowledge and belief) been started or threatened against the Borrower, the Sponsor, their respective Subsidiaries, the Assets.

         (k)   Constitutional Documents

               The constitutional documents of each of the Borrower and the Sponsor (as referred to in Schedule 3 (Conditions Precedent)) have not been amended (unless with the prior written consent of the Lender).

         (l)   No other liabilities

               The Borrower has no liabilities other than the Permitted Financial Indebtedness and any amounts that may be agreed to from time to time by the Sponsor and the Lender.

         (m)   Ownership

               (i) All of the issued share capital of the Borrower is legally and beneficially owned by Anthracite Capital Inc.

               (ii) Subject to the interest of the Lender therein pursuant to the Security Documents, the Borrower is the sole legal and beneficial owner of the Assets free and clear of all Security.

         (n)   Finance Documents

               (i) No circumstances exist whereby any of the Finance Documents would be or could reasonably be expected to be rendered or adjudged to be void and unenforceable or capable of rescission or revocation.

               (ii) Neither the Borrower nor the Sponsor is in breach of any of their obligations under any of the Finance Documents.

               (iii) Neither the Borrower nor the Sponsor is aware that any counterparty to a Finance Document is in breach of any of their obligations under that Finance Document.

               (iv) There is no material dispute between any of the parties to the Finance Documents.

               (v) No Material Adverse Effect has occurred or is continuing.

         (o)   No Business or Property in the United States of America

               (i)    The Borrower does not:

                      (A) employ any employees in the United States of America;

                      (B) maintain bank or similar accounts in the United Sta238 tes of America; or

                      (C)   hold property in the United States of America.

               (ii) The Borrower carries on business solely outside, and its principal places of business, property and assets (other than ownership of CMBS and bank accounts and custody arrangements associated therewith) are located outside of the United States of America.

         (p)   Private and commercial acts

               The execution of the Finance Documents by each of the Borrower and the Sponsor constitutes, and their exercise of their rights and performance of their obligations hereunder will constitute, private and commercial acts done and performed for private and commercial purposes.

         (q)   Anti-money laundering

               At all times throughout the term of the Facility, to the best knowledge of each of the Borrower and the Sponsor none of the funds of the Borrower or the Sponsor payable in respect of the Facility shall be derived from any unlawful activity.

         (r)   Governing law and enforcement

               In respect of the Borrower and the Sponsor, in any proceedings taken in their respective jurisdiction of incorporation in relation to the Finance Documents to which they are parties, subject to the Reservations:

               (i) the choice of English law as the governing law of this Agreement and the choice of English or Irish law as the governing law of the other Finance Documents to which they is parties (as stated in the relevant Finance Document) will be recognised and enforced; and

               (ii) any judgment obtained in England or Irish (as the case may be) will be recognised and enforced in England or, as the case may be, Irish.

         (s)   Security and Financial Indebtedness

               (i) Except for Permitted Security, no Security exists on the undertaking, property or assets, present or future, of the Borrower.

               (ii) Except for Permitted Financial Indebtedness, the Borrower has no Financial Indebtedness.

         (t)   Patriot Act

               Each of the Borrower and the Sponsor is in compliance, in all material respects, with the: (i) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other applicable enabling legislation or executive order relating thereto; and (ii) the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA Patriot Act of
               2001). To the best of the knowledge of the Borrower and the Sponsor, no part of the proceeds of the Advance will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

         (u)   True and Complete Disclosure

               The information, reports, financial statements, exhibits and schedules furnished in writing by or on behalf of the Borrower and the Sponsor to the Lender in connection with the negotiation, preparation or delivery of this Agreement and the other Finance Documents or included herein or therein or delivered pursuant hereto or thereto, when taken as a whole, do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made and are not misleading. All written information furnished after the date hereof by or on behalf the Borrower to the Lender in connection with this Agreement and the other Finance Documents and the transactions contemplated hereby (other than with respect to the Assets in which it has an Eligible Interest) and thereby will be true, complete and accurate in all material respects, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified. There is no fact known to the Borrower that would reasonably be expected to result in a Material Adverse Effect that has not been disclosed herein, in the other Finance Documents or in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to the Lender for use in connection with the transactions contemplated hereby or thereby.

         (v)   Securities activities and margin regulations

               (i) None of the Borrower, the Sponsor or any Subsidiaries is engaged principally or as one of its important activities in the business of extending credit for the purpose of purchasing or carrying any Margin Stock.

               (ii) No part of the proceeds of any Advance will be used for any purpose which violates the provisions of Regulations T, U or X of the U.S. Board of Governors of the Federal Reserve System.

         (w)   US governmental regulation

                  None of the Borrower, the Sponsor or any of their respective Subsidiaries is subject to regulation under the U.S. Public Utility Holding Company Act of 1935, the U.S. Federal Power Act, the U.S. Interstate Commerce Act or the U.S. Investment Company Act of 1940 or under any other U.S. federal or state statute or regulation which may limit such Person's ability to incur Financial Indebtedness or which may otherwise render all or any portion of its respective obligations under the Finance Documents unenforceable.

         (x)   Taxes

               (i) All tax returns of the Borrower have been filed and all related tax obligations have been satisfied.

               (ii) The Borrower is not part of any group with any other company or group of companies for the purpose of Section 8 of the Value Added Tax Act 1972 of Ireland, as amended.

               (iii)  The Borrower is a qualifying company within the meaning of
                      Section 110 of the Taxes Act.

         (y)   Use of Advance Proceeds

               Advance proceeds will not be used for purchasing or carrying any margin stock, repurchasing the stock of the Sponsor or funding any dividends being distributed by the Sponsor.

         (z)   Adverse Selection

               The Borrower has not intentionally selected the Assets in a manner so as to adversely affect the interests of the Finance Parties.

         (aa)  Agreements

               The Borrower is not a party to any agreement or instrument or subject to any restriction materially and adversely affecting its business, operations, assets or financial condition, except as disclosed in the financial statements described delivered to the Lender pursuant to the terms of this Agreement. The Borrower is not in default in the performance, observance or fulfilment of any of the obligations, covenants or conditions contained in any agreement or instrument which default could have a material adverse effect on the business, operations, properties, or financial condition of the Borrower as a whole. No holder of any indebtedness of the Borrower or of any of its Affiliates has given notice of any asserted default thereunder.

         (bb)  No Reliance

               The Borrower has made its own independent decisions to enter into the Finance Documents and to borrow each Advance and as to whether such borrowing is appropriate and proper for it based upon its own judgment and upon advice from such advisors (including without limitation, legal counsel and accountants) as it has deemed necessary. The Borrower is not is relying upon any advice from the Finance Parties as to any aspect of the transactions contemplated by the Finance Documents, including without limitation, the legal, accounting or tax treatment of the same.

22.2     Times for making general representations

         (a) The representations set out in this Clause 22 (General Representations) are made by the Borrower and the Sponsor in respect of themselves on the date of this Agreement.

         (b) Each representation is deemed to be made by each of the Borrower (and, where appropriate, the Sponsor) in respect of themselves on the date of each Utilisation Request and each Utilisation Date (including each Utilisation Date with respect to a Rollover Advance) and on each date on which any Advance is outstanding hereunder.

         (c) Unless a representation is expressed to be given in relation to circumstances on a specific date, when a representation is repeated, it is applied to the circumstances existing at the time of repetition.

23       ASSET REPRESENTATIONS AND WARRANTIES

23.1     Scope of Asset Representations and Warranties

         On receipt of a Utilisation Request for any Asset, the Borrower wishes to be the subject of an Advance hereunder, the Lender shall review the Proposed Debt Asset Warranties or, as the case may be the Proposed Securities Warranties for the same and shall notify the Borrower and the Sponsor in writing of:

         (a) any additional representations and warranties contained in this Clause 23 (Asset Representations and Warranties);

         (b) any modifications to any proposed disclosure against such representations and warranties;

         (c) any modifications to the terms of such representations and warranties; and

         (d) any additional representations and warranties required to reflect any Debt Asset Legal Advice or Securities Legal Advice relevant to such Assets,

         that it requires to be made in relation to such Asset for such Asset to be financed hereunder. Such Proposed Debt Asset Warranties or Proposed Securities Warranties as so supplemented and modified and as so disclosed against being, as set out in the related Utilisation Request, being the "Asset Warranties" for such financed Asset.

23.2     Asset representations and warranties

         The Borrower makes to each Finance Party the Asset Warranties for each Asset financed hereunder.

23.3     Times for making Asset representations and warranties

         (a) The Asset Warranties are deemed to be made by the Borrower (by reference to the facts and circumstances then existing save to the extent expressly stated otherwise) on the dates specified in the related Utilisation Request, each Utilisation Date and on each date on which any Advance is outstanding hereunder.

         (b) When a representation is repeated it is applied to the circumstances existing at the time of the repetition save to the extent expressly stated therein.

24       INFORMATION UNDERTAKINGS

         The undertakings in this Clause 24 (Information Undertakings) remain in force from the date of this Agreement for so long as any amount is outstanding under the Finance Documents or any Loan Commitment remains in effect.

24.1     Financial statements

         The Borrower shall supply to the Lender in sufficient copies for all the Lenders:

         (a) as soon as the same become available, but in any event within Ninety (90) days after the end of each of its financial years the consolidated audited financial statements for the financial year of the Sponsor and the Borrower; and

         (b) as soon as the same become available, but in any event within Forty Five (45) days after the end of financial quarter, the consolidated unaudited financial statements for that quarter of the Sponsor and the Borrower.

24.2     Compliance Certificate

         (a) The Borrower shall supply to the Lender a duly completed Compliance Certificate with each set of financial statements delivered pursuant to Clause 24.1 (Financial statements) setting out, inter alia, (in reasonable detail) computations as to compliance with Clause 25 (Financial Undertakings) as at the date as at which those financial statements were drawn up.

         (b) Each Compliance Certificate shall be signed by two Authorised Signatories of the Borrower.

24.3     Requirements as to financial statements

         (a) Each set of financial statements delivered by the Borrower pursuant to Clause 24.1 (Financial statements) shall be certified in the Compliance Certificate as having been prepared in accordance with the Applicable Accounting Principles and (if audited) presenting a true and fair view of or (if unaudited) fairly presenting the relevant Person's financial condition as at the date to which they were drawn up, subject to normal year end adjustments and shall not be qualified in any respect.

         (b)   The Borrower shall procure that:

               (i) each set of financial statements supplied under this Agreement are prepared in accordance with Applicable Accounting Principles consistently applied (provided that in the case of unaudited financial statements, these will not include normal year-end adjustments and footnotes which would not normally be expected to be included in unaudited financial statements), and gives (if audited) a true and fair view of, or (if unaudited) fairly presents:
                      (x) the financial condition (consolidated or otherwise) of the relevant Person or group of Persons as at the date to which those financial statements were drawn up; and (y) the results of operations of the relevant person or group of persons during the period covered;

               (ii) each such set of audited financial statements includes a profit and loss account, balance sheet, cash flow statement and directors and auditors report thereon, and is accompanied by a report of the relevant Person's chief financial officer or chief executive officer explaining the main financial issues arising during that period and any material changes against the comparable period in the previous financial year; and

               (iii) each such set of quarterly financial statements includes a profit and loss account, balance sheet, cash flow statement and management commentary, to be in such form as the Lender may reasonably require.

24.4     Change in basis of preparation of financial statements

         The Borrower shall notify the Lender of any change to the basis on which the financial statements referred to in Clause 24.1 (Financial statements) are prepared. If requested by the Lender the Borrower shall supply to the Lender:

         (a) a full description of any change notified under this Clause 24.4 (Change in basis of preparation of financial statements); and

         (b) sufficient information to enable the Finance Parties to make a proper comparison between the financial position shown by the set of financial statements prepared on the changed basis and its most recent audited consolidated financial statements delivered to the Lender under this Agreement.

         If required by the Lender, the Borrower will either procure that the auditors appointed in respect of any of the Borrower or the Sponsor (which shall be a firm of independent public accountants of international standing) (at the cost of the Borrower or the Sponsor, as applicable) confirm to the Lender that the description and information supplied by the Sponsor in respect of any of the Borrower or the Sponsor under this Clause 24.4 (Change in basis of preparation of financial statements) fairly represents the change in the basis on which the consolidated financial statements are prepared or if the auditors refuse or fail to provide such confirmation on demand indemnify the Lender against any costs or expenses incurred by it in seeking such confirmation from another firm of independent public accountants of international standing.

24.5     Information - Assets

         The Borrower and the Investment Manager shall, to the extent received or prepared by it, promptly supply to the Lender:

         (a) the rent roll, operating statement and aging of accounts receivable and accounts payable for the Underlying Mortgaged Property on a quarterly basis;

         (b) upon written request by the Lender, copies of any reports as to the status of each Asset, including to the extent available, any report detailing projections of the Borrower or of the protective advances with respect to such Assets, any report describing the Borrower's internal risk rating and/or any report detailing surveillance of such Assets;

         (c) a schedule setting forth hedge positions and contingent liabilities with respect to each Asset, including (but not limited to) guarantees, future funding obligations and contingent funding obligations;

         (d) monthly servicing and remittance reports with respect to each Asset;

         (e) copies of all notices, certificates and waiver requests (including, without limitation, notices of defaults, breaches, potential defaults or potential breaches) and any material financial information that is not otherwise required to be provided by the Borrower hereunder; and

         (f) notice of the occurrence of any Event of Default hereunder or default or breach by the Borrower of any obligation under any Finance Document.

24.6     Information - the Investment Management Agreement

         The Borrower shall supply to the Lender (in sufficient copies for all the Lenders, if the Lender so requests) promptly upon receipt, copies of any notices given or received under the Investment Management Agreement.

24.7     Information - the Investment Manager

         Upon the occurrence of any of the following: (a) the occurrence and continuation of an Event of Default; (b) each Reporting Date; and (c) upon the request of the Lender, the Borrower shall cause the Investment Manager to provide to the Lender, electronically, in a format mutually to the Lender, by no later than the Reporting Date, the Investment Manager Report.

24.8     Information -- miscellaneous

         The Borrower shall supply to the Lender (in sufficient copies for all the Lenders, if the Lender so requests):

         (a) all documents dispatched by the Borrower to its shareholders (or any class of them) or its creditors generally as soon as practicable after they are dispatched to the extent not otherwise provided to a Finance Party;

         (b) promptly after becoming aware of them, the details of any litigation, arbitration or administrative proceedings which are current, threatened or pending against itself: (i) in which the amount involved exceeds Ten Thousand US dollars ($10,000) and is not covered by insurance, in which injunctive or similar relief is sought, or which, would reasonably be expected to have a Material Adverse Effect; and (ii) any litigation or proceeding that is pending or threatened in connection with any of the Asses, which, if adversely determined, would reasonably be expected to have a Material Adverse Effect

         (c) promptly and in any event within five (5) Business Days, such further information regarding the financial condition, assets, business, operations and prospects of the Borrower as any Finance Party or the Lender may reasonably request;

         (d) promptly and in any event within two (2) Business Days after becoming aware of the same, information regarding any event of default or other similar event in respect of any Asset or any material change in the credit quality of any Asset or the obligors in respect thereof;

         (e) promptly and in any event within two (2) Business Days after receiving the same, any notice, report or other communication received by any Borrower from any obligor in connection with each Asset; and

         (f) upon the occurrence of any of the following: (i) the occurrence and continuation of an Event of Default; (ii) the fifth Business Day of each month; or (iii) upon the request of the Lender, the Borrower shall cause the Investment Manager to provide to the Lender, electronically, in a format mutually acceptable to the Lender and the Borrower, by no later than the Reporting Date, the Investment Manager Report.

24.9     Notification of Default

         (a) The Borrower and the Sponsor shall notify the Lender of any Default (describing in reasonable detail what the Default is, its causes (so far as known to the Borrower) and the steps, if any, being taken or proposed to be taken to remedy it) promptly upon becoming aware of its occurrence.

         (b) Promptly upon a request by the Lender, the Borrower shall supply to the Lender a certificate signed by two of its members or senior officers on its behalf certifying that no Default by it is continuing (or if a Default is continuing, specifying the Default and the steps, if any, being taken to remedy it).

24.10    Notification of changes to investment advisor and servicer

         The Borrower and the Sponsor shall notify the Lender promptly and in any event within ten (10) days upon the Investment Management Agreement being terminated or revoked or any provision thereof being waived or amended or the Investment Manager being in default thereof.

24.11    Records

         (a) The Borrower shall collect and maintain or cause to be collected and maintained all Records relating to the Assets in accordance with industry custom and practice for assets similar to the Assets and all such Records shall be in the Document Custodian's possession unless the Lender otherwise approves. The Borrower will not allow any such papers, records or files that are an original or an only copy to leave the Document Custodian's possession, except for individual items removed in connection with servicing a specific Asset, in which event the Borrower will obtain or cause to be obtained a receipt from a financially responsible person for any such paper, record or file. The Borrower or the Investment Manager will maintain all such Records not in the possession of the Document Custodian in good and complete condition in accordance with industry practices for assets similar to the Assets and preserve them against loss.

         (b) For so long as the Finance Parties have an interest in any Asset, the Borrower will hold or cause to be held all related Records on trust for the Finance Parties. The Borrower shall notify, or cause to be notified, every other party holding any such Records of the interests of the Finance Parties created by the Finance Documents.

24.12    Books

         The Borrower shall keep or cause to be kept in reasonable detail books and records of account of its assets and business and shall clearly reflect therein the interests of the Finance Parties in the Assets.

24.13    Periodic Due Diligence Review

         The Borrower acknowledges that the Lender has the right at the cost and expenses of the Borrower to perform continuing due diligence reviews with respect to the Assets, for purposes of verifying compliance with the representations, warranties and specifications made hereunder, or otherwise, and the Borrower agrees that upon reasonable (but no less than three (3) Business Days) prior notice unless an Event of Default shall have occurred and be continuing, in which case no notice is required, to the Borrower, the Lender or its authorised representatives will be permitted during normal business hours to examine, inspect, and make copies and extracts of any and all documents, records, agreements, instruments or information relating to the Assets.

24.14    Investigations

         If an Event of Default is continuing or if the Lender believes in good faith and on reasonable grounds that any financial statements or calculations provided by the Borrower in respect of itself or the Sponsor are inaccurate or incomplete in any material respect the Lender may, following consultation with the Borrower as to the scope of the investigation and its cost:

         (a) instruct a firm of accountants selected by the Lender to carry out an investigation into the affairs of the Borrower or the Sponsor and/or the financial performance of the Borrower or the Sponsor and/or the accounting and other reporting procedures and standards of the Borrower, or the Sponsor as applicable; and/or

         (b) instigate such other investigations and commission such other reports (including, without limitation, legal and valuation reports) as the Lender shall reasonably require into the affairs of the Borrower or the Sponsor, as applicable, in each case to the extent that the Lender considers them to be relevant to that Event of Default or the circumstances giving rise to that Event of Default or establishing the accuracy of such financial statements and/or calculations. The expense of any such investigation shall be borne by the Borrower.

24.15    Know your customer requirements

         (a) The Borrower and the Sponsor shall promptly upon the request of the Lender or any Lender promptly upon the request of the Lender supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Lender (for itself or on behalf of any Lender) or any Lender (for itself) in order for the Lender or such Lender to carry out and be satisfied with the results of all necessary "know your customer" or other checks in relation to any Person that it is required to carry out pursuant to the transactions contemplated in the Finance Documents including, without limitation, any "know your customer" or other checks required to be performed by the Borrower or the Sponsor in relation to any Mortgage, Underlying Borrower or Underlying Mortgagor.

         (b) The Borrower and the Sponsor shall, by not less than ten (10) Business Days' written notice to the Lender, notify the Lender (which shall promptly notify the Lenders) of its intention to request that a company becomes an Additional Borrower pursuant to Clause 29 (Changes to the Borrowers).

         (c) Following the giving of any notice pursuant to paragraph (b) above, the Borrower and the Sponsor shall promptly upon the request of the Lender or any Lender supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Lender (for itself or on behalf of any Lender) or any Lender (for itself) in order for the Lender or such Lender to carry out and be satisfied with the results of all necessary "know your customer" or other checks in relation to any person that it is required to carry out in relation to the accession of such company to this Agreement as an Additional Borrower.

25       FINANCIAL UNDERTAKINGS

25.1     Tangible Net Worth

         The Sponsor as at the end of each fiscal quarter shall maintain an Tangible Net Worth of at least the sum of: (a): Four Hundred Million US dollars ($400,000,000); plus (b) an amount equal to Seventy Five per cent. (75%) of any the proceeds of any Equity Offering.

25.2     Indebtedness

         The ratio of Financial Indebtedness (excluding non-recourse Indebtedness) of the Sponsor and all of its Subsidiaries to the Tangible Net Worth of the Sponsor shall not exceed 3:1.

25.3     Debt Service Coverage Ratio

         The Sponsor shall maintain a Debt Service Coverage Ratio of no less than 1.20:1.

25.4     Maintenance of Liquidity

         The Sponsor shall ensure that, as of the end of each fiscal quarter, the sum of its: (a) Cash, (b) unencumbered and unpledged marketable securities and (c) Unfunded Margin Amount shall not be not less than Ten Million US dollars ($10,000,000).

26       GENERAL UNDERTAKINGS

         The undertakings in this Clause 26 (General Undertakings) remain in force from the date of this Agreement for so long as any amount is outstanding under the Finance Documents or the Loan Commitment is in force.

26.1     Authorisations

         Each of the Borrower and the Sponsor shall promptly obtain, comply with and do all that is necessary to maintain in full force and effect any Authorisation required under any law or regulation of the jurisdiction of incorporation of such Person to enable it to perform its respective obligations under the Finance Documents and to ensure the legality, validity, enforceability or admissibility in evidence in its respective jurisdictions of incorporation of any Finance Document.

26.2     Compliance with Laws

         Each of the Borrower and the Sponsor shall comply in all respects with all laws to which they may be subject, if failure so to comply would materially impair their ability to perform their obligations under the Finance Documents.

26.3     Purpose

         The Borrower shall ensure that any Advance made to it is used solely for the purposes as set out in Clause 3.1 (Purpose).

26.4     Taxes

         (a) Each of the Borrower and the Sponsor shall pay and discharge all Taxes and governmental charges payable or assessed upon them prior to the date on which the same became overdue except where a genuine bona fide dispute exists or arises and for which adequate reserves are maintained.

         (b)   The Borrower will not:

               (i) prejudice its status as a qualifying company within the meaning of Section 110 of the Taxes Act; or

               (ii)   apply to become party of any group for the purpose of
                      Section 8 of the Value Added Tax Act 1972 of Ireland, as amended, with any other company or group of companies, or any such act, regulation, order, statutory instrument or directive which may from time to time re-enact, replace, amend, modify, vary, codify, consolidate or repeal such act.

26.5     Preservation of Corporate Existence

         Each of the Borrower and the Sponsor shall do or cause to be done all things necessary on their part to preserve and keep in full force and effect their corporate existence.

26.6     Dividends

         The Borrower shall not pay any dividend or make any other distribution to its shareholders or issue any further shares if an Event of Default has occurred and is continuing.

26.7     Material Change in Business

         The Borrower shall not make any material change in the nature of its business as carried on at the date hereof. There shall be no material change in the senior management of the Borrower.

26.8     Merger

         The Borrower shall not enter into any amalgamation, reorganisation, demerger, merger or corporate reconstruction without the prior written consent of the Lender.

26.9     SPV Covenants

         (a)   No Borrower (other than AHR Capital Limited) shall:

               (i) redeem, repurchase, defease, retire or repay any of its share capital, or resolve to do so; or

               (ii)   issue any investments to any Person.

         (b) The Borrower shall not incur any Financial Indebtedness and has not made and will not make loans to any person or hold evidence of Financial Indebtedness issued by any other person or entity other than Permitted Financial Indebtedness.

         (c) The Borrower shall maintain its records, its books of account and bank accounts separate and apart from those of its shareholder(s), partners, principals and Affiliates, and shall maintain such books and records in the ordinary course of its business.

         (d)   The Borrowers (other than AHR Capital Limited) shall:

               (i) get in and realise its book and other debts and monetary claims (including all payments and other income in respect of the Assets in which it has an Eligible Interest) in the ordinary and usual course of its business on behalf of the Lender and the Lender;

               (ii) not deal with its book and other debts and monetary claims (including all payments and other income due in respect of the Assets in which it has an Eligible Interest) otherwise than by getting in and realising the same and making payment thereof into a Collection Account; and

               (iii) not factor or discount any of its book and other debts and monetary claims (including all payments and other income due in respect of the Assets in which it has an Eligible Interest) or enter into any agreement for such factoring or discounting.

         (e)   AHR Capital Limited shall:

               (i) get in and realise all payments and other income in respect of the Assets in which it has an Eligible Interest and in respect of which Advances are outstanding hereunder in the ordinary and usual course of its business on behalf of the Lender and the Lender;

               (ii) not deal with its rights in respect of payments and other income due in respect of the Assets in which it has an Eligible Interest and in respect of which Advances are outstanding hereunder otherwise than by getting in and realising the same and making payment thereof into a Collection Account; and

               (iii) not factor or discount any of its rights to payments and other income due in respect of the Assets in which it has an Eligible Interest and in respect of which Advances are outstanding hereunder or enter into any agreement for such factoring or discounting.

         (f) No Borrower (other than AHR Capital Limited) shall have any employees nor shall it own, rent, lease or be in possession of any buildings, real property or equipment.

         (g) The Borrower shall pay and discharge as the same shall become due and payable all of its respective obligations and liabilities unless, in each case: (i) the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with Applicable Accounting Principles are being maintained by it with respect thereto; or (ii) the failure to so pay or discharge would not, individually or in the aggregate, result in a Material Adverse Effect.

         (h) The Borrower shall ensure that its payment obligations under the Finance Documents rank at least pari passu with all its other present and future unsecured and unsubordinated payment obligations, except for obligations mandatorily preferred by law applying to companies generally.

         (i) No Borrower (other than AHR Capital Limited) shall create, assume or incur, directly or indirectly, any Security on any of its assets (including, without limitation, the Assets) other than Permitted Security.

         (j) AHR Capital Limited shall not create, assume or incur, directly or indirectly, any Security on any of the Assets in respect of which Advances hereunder are outstanding other than Permitted Security.

         (k) The Borrower shall not dispose of any of its rights, title or interest in respect of the Assets save as provided in the Finance Documents provided that subject to prepayment of the related Advance in accordance with the provisions of Clause 9 (Prepayment), nothing in the finance documents shall prevent the transfer by the Borrower of any Asset to an Affiliate in connection with arranging a CDO of the same.

         (l)   The Borrower shall not, without the prior written consent of the
               Lender:

               (i) amend its memorandum or articles of association or other organisational or constitutional documents; or

               (ii) consent to any amendment, variation, supplement, restatement or novation of the Assets,

               in any way which could affect materially and adversely the interest of the Lenders under the Finance Documents in any respect.

         (m) No Borrower (other than AHR Capital Limited) shall enter into any agreement with any shareholders in such Borrower or any of its respective Affiliates.

26.10    Separate identity

         (a) The Borrower shall correct any known misunderstandings regarding the separate identity of the Borrower from any member, general partner, principal or Affiliate thereof or any other Person.

         (b) The Borrower shall not fail to hold itself out to the public as a legal entity separate and distinct from any other Person, fail to conduct its business solely in its own name, mislead others as to the identity with which such other party is transacting business; or fail to pay its own liabilities out of its funds.

         (c) The Borrower shall not hold itself out as or be considered as a department or division of: (i) the shareholder(s); (ii) any general partner, principal, member or Affiliate of the Borrower;
               (iii) any Affiliate of a general partner, principal or member of the Borrower; or (iv) any other Person.

         (d) No Borrower (other than AHR Capital Limited) shall have its assets listed on the accounts or financial statement of any other entity; or co-mingle its assets with those of any other person or entity.

         (e) AHR Capital Limited shall not have any Assets in respect of which any Advances hereunder are outstanding listed on the accounts or financial statement of any other entity; or co-mingle such Assets with those of any other person or entity.

         (f) The Borrower shall allocate fairly and reasonably any overhead for shared office space.

26.11    Independent Director

         The Borrower shall at all times cause there to be not more than five members of its board of directors of which at least one duly appointed member of the Borrower's board of directors shall be an independent director (an "Independent Director"), which shall not have been at the time of initial appointment or at any time while serving as an Independent Director, and shall not have been at any time during the preceding five years: (i) a shareholder, member of the board of managers (other than as an Independent Director), officer, employee, partner, attorney or counsel of the Borrower or any Affiliate of the Borrower; (ii) a customer, supplier or other Person who derives any of its purchases or revenues from its activities with the Borrower or any Affiliate of the Borrower; (iii) a Person or other entity controlling or under common control with any such stockholder, partner, customer, supplier or other Person; or (iv) a member of the immediate family of any such stockholder, member of the board of managers, officer, employee, partner, customer, supplier or other Person. As used in this paragraph (a), the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management, policies or activities of a Person, whether through ownership of voting securities, by contract or otherwise, provided that, for the avoidance of doubt, nothing in this Clause 0 (Independent Director) shall prevent the Independent Director of the Borrower from acting as Independent Director of any Holding Company or Subsidiary of the Borrower.

26.12    Borrower's Assets

         (a) The Borrower shall not (and shall not permit the Investment Manager to) take any action which would directly or indirectly impair or adversely affect its' rights or title in, to or under, the Assets.

         (b) The Borrower shall (and shall procure that the Investment Manager shall) enforce diligently the Borrower's rights and remedies set forth in the Asset Finance Documents and the Securities Finance Documents in relation to the Eligible Assets.

         (c) The Borrower shall (and shall procure that the Investment Manager shall):

               (i) exercise all voting and other rights and powers vested in a holder of the Assets in a manner which is not materially prejudicial to the interests of the Finance Parties;

               (ii) defend its right, title and interest in and to the Assets and take such other action as is necessary to remove any Security claims and demands of all Persons thereon or thereto; and

               (iii) not accept any rights whether in addition to, in substitution of, as a conversion of, or in exchange for any Asset including any sums of money or property so paid or distributed in respect of such Assets which shall be credited to the Collection Account.

         (d) The Borrower shall (and shall procure that the Investment Manager shall) perform all of its obligations in full and in a timely fashion in respect of the Assets.

         (e) Except as specifically provided to the contrary herein, the Borrower covenants and agrees that it has not and will not (and that it will not permit the Investment Manager to), without the prior written consent of the Lender, modify, amend, terminate, change or supplement the terms of any Asset (or the related Asset Finance Documents) in any manner adverse to the interests of the Lender or any Lender.

         (f) The Borrower shall take (and shall procure that the Investment Manager shall take) all actions necessary or desirable to ensure that no withholdings for tax or other deduction is made from any Income due or received from any Eligible Asset.

         (g) The Borrower shall take (and shall procure that the Investment Manager shall take) all actions necessary or desirable to ensure that it meets all applicable legal, regulatory and contractual requirements that may apply in respect of any Eligible Asset for it to be the owner, "lender of record", holder, bearer or investor (howsoever described).

26.13    Accounts

         The Borrower shall not open or maintain an account in respect of any Asset which is the subject of any outstanding Advance hereunder or to which any monies received in respect of such Asset are credited or deposited with any bank or financial institution other than the Lender, an Eligible Institution or the Securities Custodian and ensure that any such account is subject to Security under the Security Documents.

26.14    Undertakings in relation to security

         (a) The Borrower and the Sponsor shall ensure that any Security Document in respect of any Asset which in each case is governed by the law of a New Jurisdiction which the Borrower purports to deliver to the Lender as an Eligible Asset after the date of this Agreement shall be satisfactory in all respects to the Lender and, in this respect, the Borrower and the Sponsor shall deliver such legal opinions in form and substance, and from counsel, satisfactory in each case to the Lender prior to delivery of such Assets.

         (b) The Borrower and the Sponsor shall, at their own expense, take all such action as the Lender may reasonably require for the purpose of perfecting or protecting the Finance Parties' rights under and preserving the Security intended to be created or evidenced by any of the Security Documents to which they are parties, and following the making of any declaration pursuant to Clause 27.18 (Acceleration) for facilitating the realisation of any such Security or any part thereof.

26.15    Written Approval

         For the avoidance of doubt, and notwithstanding any other provision of this Agreement, in the event the Borrower is required to obtain any approval or consent from the Lenders, such approval must be in writing.

26.16    Maintenance of insurance

         The Borrower and the Sponsor shall procure that the Investment Manager shall maintain insurance coverage with respect to employee errors, omissions, dishonesty, forgery, theft, disappearance and destruction, robbery and safe burglary, property (other than money and securities) and computer fraud in an aggregate amount in an amount acceptable to the Investment Manager's regulators. The Borrower shall maintain insurance coverage with respect to employee errors, omissions, dishonesty, forgery, theft, disappearance and destruction, robbery and safe burglary, property (other than money and securities) and computer fraud in connection with the Advances and the Assets in an amount as would be customary for a prudent company similarly situated.

26.17    Affiliate transactions

         The Borrower may not enter into any transaction with any Affiliate except for:

         (a)   transactions not otherwise prohibited by the Finance Documents;

         (b)   transactions in the ordinary course of the Borrower's business;
               and

         (c) transactions upon fair and reasonable terms no less favourable to the Borrower, as the case may be, than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate.

26.18    Centre of Main Interests

         The Borrower shall not cause or allow its registered office or Centre of Main Interests to be in or maintain a substantial Establishment in any jurisdiction other than its jurisdiction of incorporation, where:

         "Centre of Main Interests" means the "centre of main interests" of a Person for the purposes of Council Regulation (EC) No 1346/2000 of 29th May, 2000.

         "Establishment" means any place of operations where a Person carries on non-transitory economic activity with human means and goods.

26.19    Management Fees

         Neither the Borrower not the Sponsor shall enter into any arrangement for the payment of, or pay, management, advisory or similar fees, except management and advisory fees payable to the Investment Manager pursuant to the Investment Management Agreement as it may be amended, provided that such fees are not increased in excess of the amounts permitted by Clause 26.20 (Modification of Certain Agreements) or management fees to its corporate services provider paid in the ordinary course of business; provided, that in any event no such fees may be paid (but may accrue) during the continuance of an Event of Default.

26.20    Modification of Certain Agreements

         Without the prior written consent of the Lender, neither the Borrower nor the Sponsor shall consent to any increase in any fees payable under the Investment Management Agreement in excess of Five per cent. (5%) per annum of the gross value of the assets held by Borrower from time to time.

27       EVENTS OF DEFAULT

27.1     Events of Default

         Each of the events or circumstances set out in this Clause 27.1 (Events of Default) in relation to the Borrower or, where specified, the Sponsor, as applicable, is an Event of Default (whether or not caused by any reason whatsoever outside the control of the Borrower or the Sponsor, as applicable, or any other person).

27.2     Non-payment

         The Borrower does not pay on the due date any amount payable by it to any Finance Party pursuant to a Finance Document at the place and in the currency in which it is expressed to be payable unless the non-payment relates to payment or reimbursement of expenses of the Lender pursuant to the Finance Documents and payment is made within Five (5) Business Days after written notice from the Lender thereof.

27.3     Other obligations

         (a) The Borrower or, as appropriate, the Sponsor does not comply with any of the provisions of Clause 24.2 (Compliance Certificate), Clause 24.12 (Books), Clause 24.13 (Periodic Due Diligence Review), Clause 25 (Financial Undertakings), Clause 26.1 (Authorisations), Clause 26.2 (Compliance with Laws), Clause 26.5 (Preservation of Corporate Existence), Clause 26.7 (Material Change in Business), Clause 26.9 (SPV Covenants), Clause 26.10 (Separate Identity), Clause 26.11 (Independent Director) or Clause 26.12 (Borrower's Assets).

         (b) The Borrower, the Sponsor or the Investment Manager do not comply with any of their respective obligations under the Finance Documents.

         (c) No Event of Default under paragraph (b) above will occur if the failure to comply:

               (i)    is capable of remedy; and

               (ii)   is remedied within Five (5) Business Days.

         (d) No Event of Default under paragraph (b) above in respect of any failure to by the Investment Manager to comply with its obligations under the Investment Management Agreement will occur unless such failure is in respect of a monetary obligation of the Investment Manager thereunder.

27.4     Misrepresentation

         Any representation, warranty or statement made or deemed to be made by the Borrower or the Sponsor to the Finance Parties (or any of them) in the Finance Documents or any certificate, financial statement, budget, certificate, notice or other document referred to in the Finance Documents delivered by or on behalf of the Borrower or the Sponsor under or in connection with any Finance Document, is or proves to have been incorrect or misleading in any material respect when made or deemed to be made (other than the Asset Warranties, which shall be considered solely for the purpose of determining the Market Value of the related Assets; unless: (a) the Borrower or the Sponsor, shall have made any such representations and warranties with actual knowledge that they were materially false or misleading at the time made; or (b) any such representations and warranties have been determined in good faith by the Borrower or the Sponsor in its sole discretion to be materially false or misleading on a regular basis).

27.5     Cross Default

         (a)   Any Financial Indebtedness of the Borrower or the Sponsor:

               (i) is not paid when due or within any applicable grace period; or

               (ii) is permitted to be declared to be or otherwise becomes due and payable prior to its specified maturity as a result of an event of default (howsoever described),

               provided that, in the case of the Sponsor, no Event of Default will occur under this Clause unless such Financial Indebtedness is at least Fifteen Million US dollars ($15,000,000).

         (b)   Any of the following occurs in respect of the Finance Documents:

               (i) any Financial Indebtedness of the Borrower or the Sponsor is not paid when due (after the expiry of any originally applicable grace period);

               (ii) any Financial Indebtedness of the Borrower or the Sponsor is permitted to be, declared to be or otherwise becomes due and payable prior to its specified maturity as a result of an event of default (however described) or any event having the same effect; and/or

               (iii) any commitment for or underwriting of any of Financial Indebtedness of the Borrower of the Sponsor is cancelled or suspended as a result of an event of default (however described) or any event having the same effect, provided that, in the case of the Sponsor, no Event of Default will occur under this Clause unless such Financial Indebtedness is at least Fifteen Million US dollars ($15,000,000).

         (c) Any Event of Default (as defined in the U.S. Facility) occurs and is continuing.

27.6     Insolvency

         Any of the following occurs in respect of the Borrower, the Sponsor or the Investment Manager:

         (a)   it is, or is deemed for the purposes of any law to be Insolvent;

         (b)   it admits its inability to pay its debts as they fall due;

         (c) it suspends making payments on any of its debts or announces an intention to do so;

         (d) by reason of actual or anticipated financial difficulties, it begins negotiations with one or more of its creditors with a view to the readjustment or rescheduling of any of its indebtedness or liabilities;

         (e) a moratorium is declared in respect of any of its indebtedness (and, if such a moratorium occurs, the ending of such moratorium will not remedy any Event of Default caused by such moratorium and, notwithstanding any other term of the Finance Documents, that Event of Default will continue to be outstanding unless and until it is expressly waived by the Lender); or

         (f) the value of its assets is less than its liabilities (taking into account contingent and prospective liabilities).

         (g) under Irish, Maryland or English law it enters into a composition with creditors or controlled management, or it suspends payments.

27.7     Insolvency proceedings

         Any of the following occurs in respect of the Borrower, the Sponsor or the Investment Manager:

         (a) any step is taken (including petition, proposal or convening a meeting) with a view to a composition, assignment or arrangement with any class of creditors or with its creditors generally;

         (b) a meeting of it (or its directors) is convened for the purpose of considering any resolution for (or petition for) its winding-up, administration, other insolvency proceeding or dissolution or any such resolution is passed;

         (c) any person files in a court of competent jurisdiction or other competent forum a petition for its winding-up, administration, other insolvency proceeding or dissolution;

         (d) an order by a court of competent jurisdiction or other competent forum for its winding-up, administration or dissolution is made;

         (e) any liquidator, trustee in bankruptcy, judicial custodian, compulsory manager, receiver, administrative receiver, administrator or similar officer is appointed in respect of it or any of its assets;

         (f) its directors, shareholders or other officers request the appointment of, or give notice of their intention to appoint, a liquidator, trustee in bankruptcy, judicial custodian, compulsory manager, receiver, administrative receiver, administrator, examiner, provisional examiner or similar officer; or

         (g) any other analogous step or procedure is taken in any jurisdiction.

27.8     Appointment of receivers and managers

         (a) Any liquidator, trustee in bankruptcy, judicial custodian, compulsory manager, receiver, administrative receiver, administrator or the like is appointed in respect of the Borrower, the Sponsor or the Investment Manager or any material part of their respective assets; or

         (b) The directors of the Borrower, the Sponsor or the Investment Manager requests the appointment of a liquidator, trustee in bankruptcy, judicial custodian, compulsory manager, receiver, administrative receiver, administrator or the like in respect of such Person or any material part of their respective assets; or

         (c) Any other steps are taken to enforce any Security over any material part of the assets of the Borrower, the Sponsor or the Investment Manager.

27.9     Creditors' Process

         Any expropriation, attachment, sequestration, distress or execution affects any asset or assets of the Borrower or the Sponsor and its Affiliates which:

         (a) in the case of the Borrower has aggregate value exceeding Ten Thousand US dollars ($10,000) and is not discharged within five
               (5) Business Days; and

         (b) in the case of the Sponsor and its Affiliates, has aggregate value exceeding: (i) Five Million US dollars ($5,000,000); or
               (ii) Ten Million US dollars ($10,000,000), if the Sponsor has a Tangible Net Worth of less than Four Hundred Million US dollars ($400,000,000); of (iii) Twenty Million US dollars ($20,000,000), if the Sponsor has a Tangible Net Worth of greater than or equal to than Four Hundred Million US dollars ($400,000,000) and, in each case, the same is not discharged within five (5) Business Days.

27.10    Cessation of Business

         The Borrower or the Sponsor suspends, ceases or threatens to suspend or cease to carry on all or a substantial part of their respective businesses.

27.11    Effectiveness of Finance Documents; Security

         (a) It is or becomes unlawful for the Borrower, the Sponsor or the Investment Manager perform any of its material obligations under the Finance Documents.

         (b) Any Finance Document is invalid or not effective or binding or is alleged by the Borrower, the Sponsor or the Investment Manager to be invalid or ineffective or not binding for any reason and replacements are not entered into by the relevant Finance Parties acting in good faith upon notice of such issue.

         (c) A Security Document does not create the Security it purports to create (or such security is not fully perfected and with the ranking and priority it is expressed to have) in each case in any respect considered by the Lender to be adverse, in any material respect to the interests of the Finance Parties under the Finance Documents.

         (d) The Borrower, the Sponsor or the Investment Manager repudiates a Finance Document or evidences an intention to repudiate a Finance Document.

27.12    Change of Control

         If after the date of this Agreement a Change of Control (as defined in the U.S. Facility occurs in relation to the Sponsor.

27.13    Litigation

         Judgment is given in any litigation involving the Borrower, the Sponsor or the Investment Manager where the uninsured exposure of or cost:

         (a) in the case of the Borrower (when aggregated with any other uninsured litigation exposure or cost to the Borrower at such time) exceeds in aggregate One Hundred Thousand US dollars ($100,000) or its equivalent;

         (b) in the case of the Sponsor or the Investment Manager (when aggregated with all such other uninsured litigation exposure or cost in respect of the Sponsor and the Investment Manager at such time) exceeds in aggregate Five Million US dollars ($5,000,000) or its equivalent.

27.14    Assignment

         Assignment or attempted assignment by the Borrower or Sponsor assigns or attempts to assign or otherwise transfer this Agreement or any rights hereunder without first obtaining the specific written consent of the Lender, or the granting by the Borrower or the Sponsor of any Security on any Asset to any person other than the Lender.

27.15    Government Action

         Any Governmental Authority or any person, agency or entity acting or purporting to act under governmental authority shall have taken any action to condemn, seize or appropriate, or to assume custody or control of, all or any substantial part of the property of the Borrower, the Sponsor or any Affiliate thereof, or shall have taken any action to displace the management of Borrower, the Sponsor or any Affiliate thereof or to curtail its authority in the conduct of the business of the Borrower, the Sponsor or any Affiliate thereof, or takes any action in the nature of enforcement to remove, limit or restrict the approval of Borrower, the Sponsor or any Affiliate thereof as an owner, issuer, buyer or a seller/servicer of any Assets or securities backed thereby, and such action provided for in this Clause shall not have been discontinued or stayed within Thirty (30) days; or

27.16    Inability to Perform.

         An officer of Borrower or the Sponsor shall admit its inability to, or its intention not to, perform any of its obligation hereunder.

27.17    Audit Qualification

         The auditors of the Sponsor or the Borrower qualify their report on any audited consolidated accounts of the Sponsor or, as the case may be, the Borrower.

27.18    Acceleration

         If an Event of Default is outstanding, the Lender may by notice to the Borrower do all or any of the following in addition and without prejudice to any other rights or remedies which it or any other Finance Party may have under this Agreement or any of the other Finance
         Documents:

         (a) declare that an Event of Default has occurred and that it is continuing; and/or

         (b) cancel some or all of the Loan Commitments whereby they shall immediately be cancelled; and/or

         (c) declare that all or part of the Advances, together with accrued interest, and all other amounts accrued or outstanding under the Finance Documents (other than any Hedging Agreement, the terms of which will control in respect of such Hedging Agreement) be:

               (i) immediately due and payable, whereupon they shall become immediately due and payable; and/or

               (ii) payable on demand by the Lender (and if any such demand is subsequently made those amounts, together with accrued interest and all other amounts accrued under this Agreement, shall be immediately due and payable); and/or

         (d) exercise, or direct the Lender to exercise, all or any of its or as the case may be, the Lender's rights, remedies, powers or discretions in respect of the Borrower under any of the Finance Documents to which the Borrower is party.

27.19    Rights upon Default

         If an Event of Default is outstanding, the Lender may by notice to the Borrower do all or any of the following in addition and without prejudice to any other rights or remedies which it or any other Finance Party may have under this Agreement or any of the other Finance
         Documents:

         (a) require the Borrower to immediately deliver to the Lender of all Records and files of the Borrower relating to the Eligible Assets and all documents relating to the Eligible Assets (including, without limitation, any legal, credit or servicing files with respect to the Eligible Assets) which are then or may thereafter come in to the possession of the Borrower or any third party acting for Borrower (including, without limitation, by presenting a Trust Receipt to the Document Custodian); and/or

         (b) direct all servicers then servicing any Eligible Assets to remit all collections thereon to the Lender; and/or

         (c) terminate any one or all of the servicers then servicing any Eligible Assets with or without cause.

28       CHANGES TO THE LENDERS

28.1     Sub-participation

         A Lender may without the consent of the Borrower or the Sponsor sub-participate or sub-contract its obligations under this Agreement.

28.2     Security

         The Lender may, without the consent of the Borrower or the Sponsor at any time charge or create a Security in all or any portion of its rights under any Finance Document to secure obligations of such Lender, including without limitation: (i) any charge or creation of a security interest to secure obligations to a Federal Reserve Bank; and (ii) in the case of any Lender that is a fund, any charge or creation of a security interest of all or any portion of such Lender's rights under any Finance Document to any holders of obligations owed, or securities issued, by such Lender as security for such obligations or securities, or to any trustee for, or any other representative of, such holders; provided that no such charge or creation of a Security shall:

         (a) release a Lender from any of its obligations hereunder or substitute any such chargor or holder of the benefit of such Security for such Lender as a party hereto; or

         (b) require any payments to be made by the Borrower or the Sponsor other than as required by the relevant Finance Document. A copy of any notice of charge or creation of security interest as envisaged in this paragraph shall be delivered to the Lender and the Lender shall not be obliged to take any action in regard to such notice unless instructed to do so by the relevant Lender which has given such security.

28.3     Disclosure of information

         (a) Each Finance Party shall keep confidential any information supplied to it by or on behalf of the Borrower or the Sponsor in connection with the Finance Documents. However, a Finance Party is entitled to disclose information:

               (i) which is or becomes publicly available, other than as a result of a breach by that Finance Party of this Clause;

               (ii) if required or, in the Finance Party's absolute discretion, desirable in connection with any legal or arbitration proceedings provided that such Finance Party shall use all reasonable endeavours to notify the Borrower in writing of its intention to disclose information under this sub-paragraph (ii) prior to such disclosure, failing which it shall notify the Borrower in writing promptly following such disclosure;

               (iii)  if required to do so under any law or regulation;

               (iv) to a governmental, banking, taxation or other regulatory authority;

               (v)    to its professional advisers;

               (vi) to the extent allowed under paragraph (b) below; or (vii) with the prior written agreement of the Borrower.

         (b) A Finance Party may disclose to an Affiliate or any person with whom it may enter, or has entered into, any kind of transfer, participation or other agreement (including without limitation a transaction under which payments are to be made by reference to any of the Finance Document in relation to this Agreement (a "participant"):

               (i)    a copy of any Finance Document; and

               (ii) any information which that Finance Party has acquired under or in connection with any Finance Document.

         (c) This Clause supersedes any previous confidentiality undertaking given by a Finance Party in connection with this Agreement prior to it becoming a Party.

28.4     Hedging Counterparty

         (a) An Affiliate of a Lender or another person which falls within paragraph (b) of the definition of Hedging Counterparty and which becomes a Hedging Counterparty shall accede to this Agreement.

         (b) Where this Agreement or any other Finance Document imposes an obligation on a Hedging Counterparty and the relevant Hedging Counterparty is an Affiliate of a Lender and is not a party to that document, the relevant Lender shall ensure that the obligation is performed by its Affiliate.

29       CHANGES TO THE BORROWERS

29.1     Assignment and transfers by the Borrower

         No Borrower may assign any of its rights or transfer any of its rights or obligations under the Finance Documents.

29.2     Additional Borrowers

         (a)   Subject to compliance with the provisions of paragraphs (b) and
               (c) of Clause 24.15 (Know your customer requirements), the Sponsor may request that a company become an Additional Borrower. That company shall become an Additional Borrower if:

               (i)    the Lender approves the addition of such company;

               (ii) the Sponsor delivers to the Lender a duly completed and executed Accession Letter;

               (iii) the Sponsor confirms that no Default is continuing or would occur as a result of that company becoming an Additional Borrower; and

               (iv) the Lender has received all of the documents and other evidence listed in Part II of Schedule 3 (Conditions Precedent) in relation to that Additional Borrower, each in form and substance satisfactory to the Lender.

         (b) The Lender shall notify the Sponsor and the Lenders promptly upon being satisfied that it has received (in form and substance satisfactory to it) all the documents and other evidence listed in Part II of Schedule 3 (Conditions Precedent).

29.3     Resignation of a Borrower

         (a) In this Clause, "Resignation Request" means a letter in the form of Schedule 8 (Form of Resignation Letter), with such amendments as the Lender may approve or reasonably require.

         (b) The Sponsor may request that a Borrower ceases to be a Borrower by giving to the Lender a duly completed Resignation Request.

         (c) The Lender shall accept a Resignation Request and notify the Sponsor and the Lenders of its acceptance if:

               (i) it is not aware that a Default is outstanding or would result from the acceptance of the Resignation Request; and

               (ii) no amount owed by that Borrower under this Agreement is still outstanding.

         (d) The Borrower will cease to be a Borrower when the Lender gives the notification referred to in paragraph (c) above and the Resignation has been countersigned by the Lender.

         (e) A Borrower may also cease to be a Borrower in any other manner approved by the Lender.

29.4     Repetition of Representations

         Delivery of an Accession Letter constitutes confirmation by the relevant acceding company that the Repeating Representations are true and correct in relation to it as at the date of delivery as if made by reference to the facts and circumstances then existing.

30       PAYMENT MECHANICS

30.1     Partial payments

         (a) If the Lender receives a payment insufficient to discharge all the amounts then due and payable by the Borrower under the Finance Documents, the Lender shall apply that payment towards the obligations of the Borrower under the Finance Documents in the following order:

               (i) first, in or towards payment pro rata to the entitlement of the Lender of any unpaid fees, costs, expenses and indemnities of the Lender under the Finance Documents;

               (ii) secondly, in or towards payment to the entitlement of the Lender of any accrued interest, fee (if any is agreed to between the parties in writing) or indemnity due but unpaid under this Agreement;

               (iii) thirdly, in or towards payment to the entitlement of the Lender of any principal amount due but unpaid under this Agreement; and

               (iv) fourthly, in or towards payment to the entitlement of the Lender of any other sum due but unpaid under the Finance Documents.

         (b) This Clause 30.1 (Partial payments) will override any appropriation made by the Borrower.

30.2     No set-off by Borrower

         All payments to be made by the Borrower under the Finance Documents shall be calculated and be made without (and free and clear of any deduction for) set-off or counterclaim.

30.3     Business Days

         (a) Any payment under the Finance Documents which is due to be made on a day that is not a Business Day shall be made on the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not).

         (b) During any extension of the due date for payment of any principal or Unpaid Sum under this Agreement interest is payable on the principal or Unpaid Sum at the rate payable on the original due date.

30.4     Currency of account

         (a) Unless a Finance Document specifies that payments under it are to be made in a different manner, the currency of each amount payable under the Finance Documents is determined under this Clause 30.4 (Currency of account).

         (b) Subject to paragraphs (c) to (f) below, the Base Currency is the currency of account and payment for any sum due from the Borrower under any Finance Document other than a Hedging Agreement.

         (c) A payment or repayment of an Advance or Unpaid Sum or a part of an Advance or Unpaid Sum shall be made in the currency in which that Advance or Unpaid Sum is denominated on its due date.

         (d) Each payment of interest shall be made in the currency in which the sum in respect of which the interest is payable was denominated when that interest accrued.

         (e) Each payment in respect of costs, expenses, Taxes and the like shall be made in the currency in which the costs, expenses or Taxes are incurred.

         (f) Any amount (other than of principal and/or interest) calculated by reference to or payable in respect of any other amount shall be payable in the currency in which that other amount is denominated at the time of payment.

30.5     Timing of payments

         If a Finance Document does not provide for when a particular payment is due, that payment will be due immediately on demand from the Finance Parties.

30.6     Change of currency

         (a) Unless otherwise prohibited by law, if more than one currency or currency unit are at the same time recognised by the central bank of any country as the lawful currency of that country, then:

               (i) any reference in the Finance Documents to, and any obligations arising under the Finance Documents in, the currency of that country shall be translated into, or paid in, the currency or currency unit of that country designated by the Lender (after consultation with the Borrower); and

               (ii) any translation from one currency or currency unit to another shall be at the official rate of exchange recognised by the central bank for the conversion of that currency or currency unit into the other, rounded up or down by the Lender (acting reasonably).

         (b) If a change in any currency of a country occurs, this Agreement will, to the extent the Lender (acting reasonably and after consultation with the Borrower specifies to be necessary, be amended to comply with any generally accepted conventions and market practice in the Relevant Interbank Market and otherwise to reflect the change in currency.

         (c) This provision does not apply to any payments under a Hedging Agreement.

30.7     Place

         Unless a Finance Document specifies that payments under it are to be made in another manner, all payments by a Party (other than the Lender) under the Finance Documents shall be made to the Lender to its account at such office or bank:

         (a) in the principal financial centre of the country of the relevant currency; or

         (b) in the case of Euro, in the principal financial centre of a Participating Member State or London,

         as it may notify to that Party for this purpose by not less than five
         (5) Business Days' prior notice.

30.8     Funds

         Payments under the Finance Documents to the Lender shall be made for value on the due date at such times and in such funds as the Lender may specify to the Party concerned as being customary at the time for the settlement of transactions in the relevant currency in the place for payment.

31       SET-OFF

         A Finance Party may set off any matured obligation owed to it by the Borrower under the Finance Documents (to the extent beneficially owned by that Finance Party) against any obligation (whether or not matured) owed by that Finance Party to the Borrower, regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, the Finance Party may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off.

32       NOTICES

32.1     Communications in writing

         Any communication to be made under or in connection with the Finance Documents shall be made in writing and, unless otherwise stated, may be made by fax or letter.

32.2     Addresses

         The address and fax number (and the department or officer, if any, for whose attention the communication is to be made) of each Party for any communication or document to be made or delivered under or in connection with the Finance Documents is:

         (a) in the case of the Borrower, that identified with its name below, copied to the Sponsor;

         (b) in the case of each Lender or any Additional Borrower, that notified in writing to the Lender on or prior to the date on which it becomes a Party;

         (c)   in the case of the Lender, that identified with its name below;

         (d)   in the case of the Lender, that identified with its name below;
               and

         (e) in the case of a Hedging Agreement and any party, that given in the Hedging Agreement,

         or any substitute address, fax number or department or officer as the Party may notify to the Lender (or the Lender may notify to the other Parties, if a change is made by the Lender) and the other party (in the case of a Hedging Agreement) by not less than five (5) Business Days' notice.

32.3     Delivery

         (a) Any communication or document made or delivered by one person to another under or in connection with the Finance Documents (other than a Hedging Agreement) will only be effective:

               (i)    if by way of fax, when received in legible form; or

               (ii) if by way of letter, when it has been left at the relevant address or five (5) Business Days after being deposited in the post postage prepaid in a correctly addressed envelope;

               and, if a particular department or officer is specified as part of its address details provided under Clause 32.2 (Addresses), if addressed to that department or officer.

         (b) A communication given under paragraph (a) above but received on a non-working day or after business hours in the place of receipt will only be deemed to be given on the next working day in that place.

         (c) Any communication or document to be made or delivered to the Lender will be effective only when actually received by the Lender and then only if it is expressly marked for the attention of the department or officer identified with the Lender's signature below (or any substitute department or officer as the Lender shall specify for this purpose).

32.4     Notification of address and fax number

         Promptly upon receipt of notification of an address and fax number or change of address or fax number pursuant to Clause 32.2 (Addresses) or changing its own address or fax number, the Lender shall notify the other Parties.

32.5     Borrower

         (a) Each Borrower irrevocably appoints the Sponsor to act as its agent:

               (i) to give and receive all communications under the Finance Documents;

               (ii) to supply all information concerning itself to any Finance Party; and

               (iii) to sign all documents under or in connection with the Finance Documents.

         (b) Any communication given to the Sponsor in connection with a Finance Document will be deemed to have been given also to the Borrower.

         (c) The Lender and any Hedging Counterparty may assume that any communication made by the Sponsor is made with the consent of the Borrower.

32.6     English language

         (a) Any notice given under or in connection with any Finance Document must be in English.

         (b) All other documents provided under or in connection with any Finance Document must be:

               (i)    in English; or

               (ii) if not in English, and if so required by the Lender, accompanied by a certified English translation and, in this case, the English translation will prevail unless the document is a constitutional, statutory or other official document.

33       CALCULATIONS AND CERTIFICATES

33.1     Accounts

         In any litigation or arbitration proceedings arising out of or in connection with a Finance Document, the entries made in the accounts maintained by a Finance Party are prima facie evidence of the matters to which they relate.

33.2     Certificates and Determinations

         Any certification or determination by a Finance Party of a rate or amount under any Finance Document is, in the absence of manifest error, conclusive evidence of the matters to which it relates.

33.3     Day count convention

         Any interest, commission or fee accruing under a Finance Document other than a Hedging Agreement will accrue from day to day and is calculated on the basis of the actual number of days elapsed and a year of 360 days or, in any case where the practice in the Relevant Interbank Market differs, in accordance with that market practice as determined by the Lender.

34       PARTIAL INVALIDITY

         If, at any time, any provision of the Finance Documents is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

35       REMEDIES AND WAIVERS

         No failure to exercise, nor any delay in exercising, on the part of any Finance Party, any right or remedy under the Finance Documents shall operate as a waiver, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in this Agreement are cumulative and not exclusive of any rights or remedies provided by law.

36       AMENDMENTS AND WAIVERS

36.1     Required consents

         (a) Subject to Clause 16.3 (Exceptions) any term of the Finance Documents may be amended or waived only with the consent of the Lender, the Borrower and the Sponsor and any such amendment or waiver will be binding on all Parties. Any such amendment or waiver may only be in writing and specifically.

         (b) The Lender may effect, on behalf of any Finance Party, any amendment or waiver permitted by this Clause.

         (c) The Lender shall promptly notify the other Parties of any amendments or waiver effected by it under paragraph (b) above.

         (d) Where any right, power or discretion of the Lenders (or any of them) under this Agreement falls to be made or exercised or has been requested by any Borrower in accordance with the terms of this Agreement, the relevant Lenders shall use all reasonable efforts to notify the Lender of its decision on the same within any time limit or period requested by the Lender (acting reasonably) for the same.

36.2     Amendment to correct Manifest Error

         The Lender may agree with the Borrower any amendment to or the modification of the provisions of any of the Finance Documents or any schedule thereto, which is necessary to correct a manifest error and the Borrower and the Finance Parties will be bound by any such amendment or modification.

36.3     Amendment by Lender

         Unless the provisions of any Security Document expressly provide otherwise, the Lender may amend the terms of, waive any of the requirements of, or grant consents under, any of the Security Documents, any such amendment, waiver or consent being binding on all the parties to this Agreement; provided that no waiver or amendment may impose any new or additional obligations on any person without the consent of that person

37       COUNTERPARTS

         Each Finance Document may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of the Finance Document.

38       GOVERNING LAW

         This Agreement is governed by English law.

39       ENFORCEMENT

39.1     Jurisdiction

         (a) The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with the Finance Documents (including a dispute regarding the existence, validity or termination of this Agreement) (a "Dispute").

         (b) The Parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Party will argue to the contrary.

         (c) This Clause 39 (Enforcement) is for the benefit of the Finance Parties only. As a result, no Finance Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Finance Parties may take concurrent proceedings in any number of jurisdictions.

39.2     Service of process

         Without prejudice to any other mode of service allowed under any relevant law, the Borrower:

         (a) irrevocably appoints BlackRock Group Limited at its registered office for the time being in England (which as of the date hereof is 33 King William Street London EC4R 9AS England) as its agent for service of process in relation to any proceedings before the English courts in connection with any Finance Document; and

         (b) agrees that failure by a process agent to notify the Borrower of the process will not invalidate the proceedings concerned.

39.3     Waiver of Immunity

         Each of the Borrower and the Sponsor waives generally all immunity it or its assets or revenues may otherwise have in any jurisdiction, including immunity in respect of:

         (a) the giving of any relief by way of injunction or order for specific performance or for the recovery of assets or revenues; and

         (b) the issue of any process against its assets or revenues for the enforcement of a judgment or, in an action in rem, for the arrest, detention or sale of any of its assets and revenues.

39.4     Waiver of trial by jury

         Each Party waives any right it may have to a jury trial of any claim or cause of action in connection with or arising out of any Finance Document or any transaction contemplated by any Finance Document. This Agreement may be filed as a written consent to trial by court.

40       LIMITED RECOURSE, ETC.

40.1     Definitions

         For the purpose of this Clause 40 (Limited Recourse, etc.) the following definition shall apply:

         "Directors" means the directors of the Borrower who are employees of Citco Corporate Services (Ireland) Limited as shall be appointed from time to time as directors of the Borrower and shall include the employer of the directors, the shareholders of the employer, it's shareholders and agents (if any). For the avoidance of doubt and for the purposes of this provision only, neither the Sponsor, nor any of its Subsidiaries or Affiliates shall be deemed to be a "Director" of the Borrower.

40.2     Limited Recourse

         Each of the parties acknowledges and agrees that:

         (a) subject to sub-clauses (b) and (c) below, the Lender shall not take or initiate any insolvency or bankruptcy proceedings (including, without limitation, examinership) or issue any petition for the winding-up of the Borrower. If any such winding-up, insolvency or bankruptcy proceedings of the Borrower shall commence, the Lender may exercise any right and take any action available to any creditor in any such circumstances;

         (b) the Lender may enforce the Security Documents in accordance with the provisions thereof and such enforcement may include, without limitation, the appointment by it of a receiver to all or any part of the assets over which Security is taken thereby; and

         (c) the Lender's recourse in respect of the Secured Obligations or any claim against the Borrower relating to or in connection with the Finance Documents is limited to the assets over which Security is taken pursuant to the Security Documents and the sums, proceeds, receivables and all other rights relating, appertaining or attaching thereto or deriving therefrom. In such regard, the Lender may take all or any such action with respect to such assets to seek to maximize its return upon enforcement. For the avoidance of doubt, this provision shall only limit the liability of the Borrower for the discharge of the Secured Obligations and any claim against the Borrower in respect of or in connection with the Finance Documents, and shall not limit or restrict in any way the accrual of interest on any unpaid amount, or, other than in respect of the Borrower, derogate from or otherwise limit the right of recovery, realization or application by the Lender on any unpaid amount or pursuant to any of the Finance Documents; provided, however that nothing contained in this sub-clause (c) shall limit the rights of the Lender to bring or commence any action, claim or proceeding (or take any other action) as it may see fit for the sole purpose of enabling it to claim against the Sponsor for the full amount of any loss it may incur hereunder.

         (d) For the avoidance of doubt, save as expressly prohibited in this Clause 40 (Limited Recourse, etc.), nothing in this Clause 40 (Limited Recourse, etc.) shall extinguish or be deemed to extinguish the right of the Lender to contact and hold meetings with any other creditor of the Borrower.

40.3     No Personal Liability

         Absent fraud, negligence, willful or misleading misconduct, deliberate action or omission designed to mislead, avoid, reduce or mitigate liability, or breach of statutory duty, no personal liability shall attach to the Directors and the Lender shall not take or initiate any proceedings or issue any petition against the Directors in connection with the Finance Documents.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

                                   Schedule 1
                              The Original Parties



          Name of Lender                    Loan Commitment     Loan Commitment
---------------------------------------   ------------------  ------------------
Lehman Commercial Paper Inc., UK Branch      $150,000,000        $150,000,000

                                              Jurisdiction of organisation and
                                          Registration number (or equivalent, if
        Name of Sponsor                                    any)
---------------------------------------   --------------------------------------
                                                  State of Maryland, tax
        Anthracite Capital Inc.               registration number 13-3978906


                                              Jurisdiction of organisation and
                                          Registration number (or equivalent, if
        Name of Sponsor                                    any)
---------------------------------------   --------------------------------------
       AHR Capital Limited                           Ireland, 398357

                                     Schedule 2
                              Eligibility Criteria
1 In this Schedule 2 (Eligibility Criteria) unless the context otherwise requires:

         "Asset Term" means an Asset, the period commencing on the date of determination of whether such Asset qualifies to be an Eligible Debt Asset and ending on the date on which all principal and other amounts owed by the Securities Issuer, Mortgagor or Underlying Mortgagor under such Asset are required by its terms to be repaid in full, as may be extended pursuant to any option or right any person may have to extend such period.

         "Closed Asset" means in relation to any Asset in respect of which: (a) appropriate original executed Asset Finance Documents or Securities Finance Documents (as appropriate) have been delivered to the Borrower; and (b) funds have been disbursed to the Mortgagor or Underlying Mortgagor in respect of the same, in each case prior to the related Utilisation Date.

         "Distressed Debt" means a Debt Asset in respect of which:

         (a) there has occurred and is continuing a default with respect to the payment of interest or principal, which payment default entitles the holders thereof, with notice or passage of time or both, to accelerate the maturity of all or a portion of the principal amount of such obligation, but only until such default has been cured provided that such Debt Asset will not constitute "Distressed Debt" unless and until such default has continued for the lesser of five (5) Business Days and the expiration of any applicable grace period if the lenders or facility agent (howsoever defined in the relevant Debt Finance Documents) has certified to the Lender that such default has resulted from non-credit related causes;

         (b) any bankruptcy, insolvency, receivership or moratorium proceeding has been initiated in connection with the Mortgagor in respect of such Debt Asset and, except in the case of voluntary proceedings, such proceeding remains unstayed and undismissed for sixty days;

         (c) such Debt Asset is or becomes rated "D" or "SD" by a Rating Agency; or

         (d) the Borrower and/or the Lender is aware (based on publicly available information) that the Mortgagor thereof is in default as to payment of principal and/or interest on another material obligation, save for obligations constituting trade debts which the applicable Mortgagor is disputing in good faith, (and if such default has not been cured within any applicable grace period), but only if one of the following conditions is satisfied:

               (i) such other obligation is a full recourse obligation and is senior to, or pari passu with the Debt Asset in right of payment; or

               (ii)   all of the following conditions are satisfied:

                      (A) such other obligation is a secured obligation secured by the same collateral as the Debt Asset (or any part thereof);

                      (B) the security interest securing the other obligation is senior to or pari passu with the security interest securing the Debt Asset; and

                      (C) the other obligation is senior to or pari passu with the Debt Asset in right of payment.

         "Eligible Interest" means, in relation to any Asset:

         (a) 100 per cent. (100%) of the Borrower's unencumbered ownership of any note or debt instrument issued to the Borrower on a secured basis by any company or entity which itself has a 100 per cent. (100%) legal direct interest (as lender of record, if applicable) and beneficial interest (which interests, for the avoidance of doubt, refer to the lender's participation in the relevant debt instrument and shall not be construed as a requirement that the lender hold the entire loan facility which is made available to a borrower) under the relevant Asset Finance Documents; or

         (b) 100 per cent. (100%) of the Borrower's unencumbered ownership of any note or debt instrument issued to the Borrower on a secured basis by any company or entity which itself has a 100 per cent. (100%) legal direct interest and beneficial interest (which interests, for the avoidance of doubt, refer to the securities held by the investor and shall not be construed as a requirement that the investor hold the entire class of securities) under the relevant Asset Finance Documents; or

         (c) 100 per cent. (100%) of the Borrower's unencumbered legal direct interest (as lender of record, if applicable) and beneficial interest (which interests, for the avoidance of doubt, refer to the lender's participation in the relevant debt instrument and shall not be construed as a requirement that the lender hold the entire loan facility which is made available to a borrower) under the relevant Asset Finance Documents; or

         (d) 100 per cent. (100%) of the Borrower's unencumbered legal direct interest and beneficial interest (which interests, for the avoidance of doubt, refer to the securities held by the investor and shall not be construed as a requirement that the investor hold the entire class of securities) under the relevant Asset Finance Documents; or

         (e)   a Participation (in the case of any Debt Asset only),

         in the relevant loan or security comprising such Debt Asset or Security or such lesser interest in the same that has been approved by the Lender (acting reasonably) in writing.

         "NPL" means any loan which is more than:

         (a) with respect to which the related obligor is Insolvent under any applicable laws;

         (b) with respect to which any enforcement action has been taken in relation to the related Mortgaged Property or Underlying Mortgaged Property;

         (c) with respect to any loan that pays on a monthly basis, twenty nine (29) days overdue or which has been more than twenty nine
               (29) days overdue at any time in the two (2) year period preceding the date on which the same falls to be considered; or

         (d) with respect to any loan that pays on a quarterly basis, eighty nine (89) days overdue or which has been more than eighty nine
               (89) days overdue at any time in the two (2) year period preceding the date on which the same fails to be considered,

         or (in the case of (c) or (d), the actual net cash flow from the Mortgaged Property or Underlying Mortgaged Property (including rent or business interruption insurance or proceeds held by, or which benefits, the holder of the same) is insufficient to pay debt service.

         "Participation" means an interest in any Debt Asset acquired indirectly by the Borrower by way of participation or sub-participation from any bank or financial institution the long term, unsecured and unsubordinated debt rating of which is at least AA- or higher by S&P, or which is otherwise acceptable to the Lender.

         "Performing Asset" means an Asset in relation to which: (a) no payment due thereunder has been made other than on the due date therefor; (b) the actual net cash flow derived from the related Mortgaged Property or Underlying Mortgaged Property is sufficient to meet all payments due on such Asset (and any related Senior Debt) or such Asset benefits from reserve funds or structural features acceptable to the Lender which overcome such insufficiency.

2 The Eligibility Criteria for a B-Note, CMBS, Mezzanine Loan and Whole Loan shall be that:

         (a)   such B-Note, CMBS, Mezzanine Loan or Whole Loan is a Closed
               Asset;

         (b) such B-Note, CMBS, Mezzanine Loan or Whole Loan has been a Performing Asset for a period of at least twelve (12) months ending on the Utilisation Date for the same;

         (c) the Asset Warranties for such CMBS, Mezzanine Loan or Whole Loan are and continue to be true and accurate in all material respects;

         (d) the Borrower holds or will hold an Eligible Interest in such B-Note, CMBS, Mezzanine Loan or Whole Loan;

         (e) the Purchase Price for such CMBS, Mezzanine Loan or Whole Loan does not exceed: (A) the lesser of: (1) the Book Value thereof; or (2) the Market Values thereof multiplied by (B) the applicable Purchase Price Percentage;

         (f) such B-Note, CMBS, Mezzanine Loan or Whole Loan is denominated in an Eligible Currency;

         (g) such B-Note, CMBS, Mezzanine Loan or Whole Loan on the date of its delivery to the Lender pursuant to the terms of this Agreement has an Asset Term not exceeding ten years;

         (h) all funds borrowed under such B-Note, CMBS, Mezzanine Loan or Whole Loan have been unconditionally disbursed to the relevant Mortgagor, Underlying Mortgagor or Securities Issuer prior to the relevant Utilisation Date;

         (i) such B-Note, CMBS, Mezzanine Loan or Whole Loan is capable of being sold, assigned or participated to and by the Borrower and the Lender and other entities that are regularly engaged in or established for the purpose of making, purchasing or investing in loans, securities or other financial assets;

         (j) such B-Note, CMBS, Mezzanine Loan or Whole Loan is directly secured by (or indirectly secured by security over the Relevant Equity Interests in an entity which in turn is the owner of) Multifamily and/or Commercial Properties which are located in countries which are Eligible Jurisdictions;


         (k) such B-Note, CMBS, Mezzanine Loan or Whole Loan is not an NPL or Distressed Debt and the Mortgage(s) or Underlying Mortgage(s) for which is or are not NPLs or Distressed Debt;

         (l) payments in respect of such B-Note, CMBS, Mezzanine Loan or Whole Loan are not subject to any withholding or deduction for or on account of any Tax; and

         (m) the specific Eligibility Criteria set out separately below for B-Notes, CMBS, Mezzanine Loans and Whole Loans are met.

3 The specific additional Eligibility Criteria for a B-Note, Mezzanine Loan or Whole Loan shall be that:

         (a) such B-Note, Mezzanine Loan or Whole Loan does, or will, not require the Borrower to: (i) perform any obligations; or (ii) pay any amount other than the purchase price under or in connection with such B-Note, Mezzanine Loan or Whole Loan, unless in either case such failure to perform or pay could not reasonably be expected to have an adverse effect on the Market Value of such B-Note, Mezzanine Loan or Whole Loan;


         (b)   such B-Note has a Loan-to-Value Ratio of 90 per cent. or less;
               and

         (c) such Mezzanine Loan has a Loan-to-Value Ratio of 90 per cent. or less; and

         (d) such Whole Loan has a Loan-to-Value Ratio of 90 per cent. or less; and

         (e) the Mortgagor in respect of such B-Note, Mezzanine Loan or Whole Loan has entered into an Underlying Hedge Agreement acceptable to the Lender.

4        The specific additional Eligibility Criteria for CMBS shall be that:


         (a)   such CMBS is rated no lower than B by at least one Rating Agency;

         (b) such CMBS bears interest at a floating rate (or which bears interest (or any equivalent thereto) on any other basis and which is the subject of a Permitted Hedging Transaction, on terms acceptable to the Lender, which converts such interest (or equivalent) to a floating rate);

         (c) such CMBS was issued to fund the purchase by the relevant Securities Issuer of unsubordinated loans secured over Multifamily and/or Commercial Properties, amounts owing under such loans or CMBS which are themselves secured by such loans, which purchase was effected by way of a true sale;

         (d) such CMBS is listed on a recognised stock exchange on which similar securities are commonly listed;

         (e) such CMBS is rated with an Acceptable Rating and has not been placed on credit watch where any downgrade that could reasonably be expected to occur as a result of review would be likely to result in such securities not having an Acceptable Rating;

         (f) such CMBS is settled in book-entry form through the facilities of Clearstream and/or Euroclear and/or DTC against payment therefor in immediately available funds;

         (g)   such CMBS is not an Equity Interest;

         (h) such CMBS is not a direct investment in real estate, real estate funds or trusts in respect of real estate;


         (i)   such CMBS is not a CDO; and

         (j) such CMBS is not primarily backed by a derivative instrument relating to or referencing real estate or any loan relating to real estate including without limitation any total return swap or credit default swap.

                                   Schedule 3
                              Conditions Precedent

                                     Part I

                   Conditions precedent to initial Utilisation

Original Borrowers

1        Corporate Authorisations

         (a) A copy of the constitutional documents of the Borrower and the Sponsor, which in the case of:

               (i)    the Borrower shall include:

                      (A) a copy of the certificate of incorporation and any certificate of incorporation on change of name of the Borrower; and

                      (B) memorandum and articles of association of the Borrower; and

               (ii)   the Sponsor shall include:

                      (A) a copy of the certificate of incorporation and any certificate of incorporation on change of name of the Sponsor; and

                      (B) memorandum and articles of association of the Sponsor; and

         (b) A copy of a resolution of the board of directors of each of the Borrower and the Sponsor:

               (i) approving the terms of, and the transactions contemplated by, the Finance Documents to which it is a party and resolving that it execute the Finance Documents to which it is a party;

               (ii) authorising a specified person or persons to execute the Finance Documents to which it is a party on its behalf (in addition to any validly granted power of attorney required to authorise the same); and

               (iii) authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices to be signed and/or despatched by it under or in connection with the Finance Documents to which it is a party (in addition to any validly granted power of attorney required to authorise the same).

         (c) A specimen of the signature of each person authorised by the resolution or appointed under each power of attorney referred to in paragraph (b) above.

         (d) A certificate signed by an Authorised Signatory of the Borrower confirming that borrowing the Loan Commitments would not cause any borrowing or similar limit binding on it to be exceeded.

         (e) A certificate of an Authorised Signatory of each of the Borrower and the Sponsor certifying that each copy document relating to it specified in this paragraph 1 (Corporate Authorisations) is correct, complete and in full force and effect as at a date no earlier than the date of this Agreement.

2        Security and Security Documents

         An executed copy of each of the following documents:

2.1      ENGLISH LAW

         (a)   The Deed of Charge between the Borrower and the Lender.

               (i) Notice of Charge over the Collection Account in the form of Schedule 2 to the Deed of Charge, executed by the Borrower.

               (ii) Acknowledgement of Charge over the Collection Account executed by the Bank in the form of Schedule 3 to the Deed of Charge.

               (iii)  Notice of Assignment to Counterparties in the form of
                      Schedule 4 to the Deed of Charge, executed by the Borrower, together with written acknowledgement thereof by each counterparty.

               (iv) A blank transfer certificate in respect of each financed Debt Asset substantially in the form (if any) scheduled to the relevant Debt Finance Documents, duly executed by the Borrower.

               (v) A blank form of transfer document (if any) in respect of each financed Security substantially in the form (if any) required pursuant to the relevant Securities Finance Documents, duly executed by the Borrower.

         (b) The Securities Custody Agreement between the Borrower, the Securities Custodian and the Lender.

 2.2     IRISH LAW

         Debenture between the Borrower and the Lender.

         (a) Notice of charge to Securities Custodian in the form scheduled to the Debenture executed by the Borrower and Lender.

         (b) Acknowledgement of charge executed by the Securities Custodian in the form scheduled to the Debenture.

3        Other Finance Documents

         An executed copy of each of the following documents in the agreed form:

         (a)   this Agreement;

         (b)   the Control Account Agreement;

         (c)   the Securities Custody Agreement;

         (d)   the Document Custody Agreement; and

         (e)   the Investment Management Agreement.

4        Legal opinions

         (a) A legal opinion of Cadwalader, Wickersham & Taft LLP, legal advisers to the Lender in England.

         (b) A legal opinion of Arthur Cox, legal advisers to the Borrower in Ireland.

         (c) A legal opinion of counsel to the Sponsor in the State of Maryland.

5        Financial statements

         A copy, certified by an Authorised Signatory of the Sponsor of the most recent quarterly unaudited consolidated and consolidating management accounts of the Sponsor.

6        Other documents and evidence

6.1 Evidence that any process agent referred to in Clause 39.2 (Service of process) has accepted its appointment.

6.2 Evidence that the fees, costs and expenses then due from the Sponsor pursuant to Clause 14 (Fees) and Clause 19 (Costs and Expenses) have been paid or will be paid by the first Utilisation Date.

6.3 Evidence that the Borrower has received on before the initial Utilisation cash proceeds in the amount of the purchase price of the related Asset less the amount of the related Advance.

6.4 A copy certified by an Authorised Signatory of the Sponsor of any other Authorisation or other document, opinion or assurance which the Lender considers to be necessary or desirable (if it has notified the Sponsor accordingly) in connection with the entry into and performance of the transactions contemplated by any Finance Document or for the validity and enforceability of any Finance Document.

6.5 Written confirmation that the engagement letter entered into between the Lender and the Sponsor remains in full force and effect.

                                     Part II

     Conditions Precedent required to be delivered by an Additional Borrower

1        An Accession Letter, duly executed by the Additional Borrower.

2 Any other Security Documents required by Clause 26.14 (Undertakings in relation to security) by the date of accession of such Additional Borrower.

3        A copy of the constitutional documents of the Additional Borrower.

4        A copy of a resolution of the board of directors of the Additional
         Borrower:

         (a) approving the terms of, and the transactions contemplated by, the Accession Letter and the Finance Documents and resolving that it execute the Accession Letter;

         (b) authorising a specified person or persons to execute the Accession Letter on its behalf; and

         (c) authorising a specified person or persons, on its behalf, to sign and/or despatch all other documents and notices to be signed and/or despatched by it under or in connection with the Finance Documents.

5 A specimen of the signature of each person authorised by the resolution or appointed under each power of attorney referred to in paragraph 4 above.

6 A certificate signed by an Authorised Signatory of the Additional Borrower confirming that borrowing the Loan Commitments would not cause any borrowing or similar limit binding on it to be exceeded.

7 A certificate of an authorised signatory of the Additional Borrower certifying that each copy document listed in this Part II of Schedule 3 is correct, complete and in full force and effect as at a date no earlier than the date of the Accession Letter.

8 A copy of any other Authorisation or other document, opinion or assurance which the Lender considers to be necessary or desirable in connection with the entry into and performance of the transactions contemplated by the Accession Letter or for the validity and enforceability of any Finance Document.

9 If available, the latest audited financial statements of the Additional Borrower.

10 A legal opinion of Cadwalader, Wickersham & Taft LLP, legal advisers to the Lender in England.

11 If the Additional Borrower is incorporated in a jurisdiction other than England and Wales, a legal opinion of the legal advisers to the Lender in the jurisdiction in which the Additional Borrower is incorporated.

12 If the proposed Additional Borrower is incorporated in a jurisdiction other than England and Wales, evidence that the process agent specified in Clause 39.2 (Service of process), if not a Borrower, has accepted its appointment in relation to the proposed Additional Borrower.

13 If required under applicable law, a copy of a resolution of the Additional Borrower's directors approving the entering into, and the terms and conditions of, this Agreement, in particular, in relation to any Additional Borrower incorporated in Jersey, the other security to be provided by such Additional Borrower for the purpose of securing the prompt and complete satisfaction of all present and future conditional and unconditional claims of the Finance Parties arising from time to time out of the Finance Documents.

                                   Schedule 4
                        Preliminary Due Diligence Package

1        With respect to each Debt Asset (without duplication):

         (a) a memorandum addressed to the Lender summarising the debt structure, the parties thereto, the principal agreements therefor (and any material terms thereof) and setting out a diagram of the capital structure thereof (including a description of any Underwriting Issues);

         (b)   the Information, to the extent available and/or applicable;

         (c) in the event that the Sponsor or any of its Affiliates is a party to any Debt Finance Documents, the Sponsor's specific confirmation of this fact and full details of the capacity in which the Sponsor or any of its Affiliates is acting;

         (d)   the current rent roll, if applicable;

         (e) the cash flow pro-forma, plus historical information, in respect of the relevant Mortgagor and Mortgaged Properties for a period which is the longer of: (i) two payment periods under the terms of the related Debt Asset; and (ii) one year, if available;

         (f) a description of the relevant mortgaged Multifamily and/or Commercial Properties and the ownership structure of the Mortgagor and the Sponsor (including, without limitation, the board of directors, if applicable);

         (g)   a term sheet outlining the transaction generally;

         (h) the Sponsor's and Borrower's relationship with the Mortgagor or any affiliate thereof, if any;

         (i) the documents evidencing such Debt Assets, or current drafts thereof, including, without limitation the Debt Finance Documents, the underlying Mortgagor's organisational documents and legal opinions delivered with respect to such Debt Assets, as applicable;

         (j) the insurance documentation relating to the relevant Mortgaged Properties;

         (k) any third party reports, to the extent available and applicable, including:

               (i) Phase I environmental reports (including asbestos and lead paint reports) and Phase II or other follow-up environmental report if recommended in Phase I;

               (ii)   engineering and structural reports;

               (iii)  current valuation;

               (iv) operations and maintenance plan with respect to asbestos containing materials;

               (v) where such Debt Asset relates to Mortgaged Properties or Mortgagors situated in jurisdictions in respect of which the Lender has not already received the same, a memorandum of advice, from reputable legal counsel in such jurisdiction(s) ("Debt Asset Legal Advice") who have reviewed the terms of the related Utilisation Request addressed to the Lender, setting out any recommendations such counsel may have as to any additional matters as to which prudent commercial lenders secured against assets similar to the Debt Assets would require representations and warranties to reflect the laws or practices of such jurisdiction (setting out counsel's proposed wording for the same);

         (l) a Debt Asset Transfer Certificate transferring such Debt Assets to the Borrower duly executed by the Borrower, the facility agent (howsoever defined in the Debt Finance Documents) and any other party required by the terms of the relevant Debt Finance Documents to execute the same;

         (m) to the extent not listed above, any other information with respect to such Sponsor's Debt Assets requested by the Lender and which is in the Sponsor's possession or which can be obtained by the Sponsor without unreasonable effort or expense; and

         (n)   the Preliminary Data Tape for such Debt Asset.

2        With respect to each of the CMBS:

         (a) a memorandum addressed to the Lender summarising the debt structure, the parties thereto, the principal agreements therefor (and any material terms thereof) and setting out a diagram of the capital structure thereof and the shareholding (if any) and contractual relationships between the principal parties thereto (if the same is other than a bilateral loan and security (held by an agent, trustee or otherwise)) with respect to each of the largest twenty underlying loans (or such other number as the Lender and the Sponsor shall agree to) constituting collateral for such CMBS;

         (b) the Securities Finance Documents and any other attachments and supplements, to the extent available to the Sponsor;

         (c) in the event that the Sponsor or any of their Affiliates is a party to any Securities Finance Documents the Sponsor's specific confirmation of this fact and full details of the capacity in which the Sponsor or any of its Affiliates is acting;

         (d) the pre-sale report (if any) prepared by the Rating Agencies in connection with the issuance of the CMBS, to the extent available to the Sponsor;

         (e) a remittance report in respect of the relevant Securities Issuer, the CMBS and (to the extent the same are available to the holders of such CMBS) the Underlying Mortgages and the Underlying Mortgaged Properties and for the most recent period which is the longer of: (i) two payment periods under the terms of such CMBS; and (ii) one year and which is in the Sponsor's possession;

         (f)   quarterly remittance reports in the Sponsor's possession;

         (g) accounting reports delivered with respect to each of the CMBS in the Sponsor's possession;

         (h) legal opinions delivered with respect to the CMBS in the Sponsor's possession;

         (i) evidence that either Clearstream, Euroclear and/or DTC (as is relevant) has received and is holding such CMBS;

         (j) to the extent not listed above, any other information with respect to each of the CMBS reasonably requested by the Lender and which is in the Sponsor's possession or which can be obtained without unreasonable effort or expense;

         (k) where such Security relates to Underlying Loans, Underlying Mortgages or Securities Issuers situated in jurisdictions in respect of which the Lender has not already received the same, a memorandum of advice from reputable legal counsel in such jurisdiction(s) ("Securities Legal Advice") who have reviewed the terms of the related Utilisation Request addressed to the Lender, setting out any recommendations such counsel may have as to any additional matters as to which prudent commercial lenders secured against assets similar to the relevant CMBS would require representations and warranties to reflect the laws or practices of such jurisdiction (setting out counsel's proposed wording for the same); and

         (l)   the Preliminary Data Tape for such CMBS.

                                   Schedule 5
                                    Requests

                               Utilisation Request

From: Anthracite Capital Inc. on behalf of AHR Capital Limited

To: Lehman Commercial Paper Inc., UK Branch, as Lender

Attention: Brian Gross & Julian Wheeler

Dated: [o]

Dear Sirs

                               AHR Capital Limited

                      Up to $150,000,000 Facility Agreement
                      dated 19 April 2007 (the "Agreement")
Dear Sirs

1 We refer to the Agreement. Terms defined in the Agreement have the same meaning in this Utilisation Request unless given a different meaning in this Utilisation Request.

2 This document when signed by the Lender will constitute a Utilisation Request for the purposes of the Agreement.

3 This Utilisation Request and all provisions and information contained herein shall form part of and be construed as being one and the same as, and read cumulatively with, the Agreement. As provided in the Agreement, in the event of a conflict with respect to the Asset between the provisions of this Utilisation Request and the Finance Documents, the provisions of the Utilisation Request shall prevail.

4        We wish to borrow an Advance on the following terms:

         Asset:                                    [o]

         Utilisation Date:                         [o] (or, if that is not a
                                                   Business Day, the next
                                                   Business Day)

         Currency of Advance                       [o]

         Amount:                                   (euro)[o] or, if less, the
                                                   Available Commitment

         Interest Period:                          [o]

         Payment Dates:                            [o],[o],[o] and [o]

         Market Value:                             [o]

         Loan-to-Value Ratio:                      [o]

         Advance Rate:                             [o]

         Senior Debt:                              (euro)/(pound) [o]

         Asset Representations
         and Warranties:                           See Annex 3

                                                   [***     ADD ANY ASSET REPS,
                                                   ACCOUNTING FOR LOCAL LAW AND
                                                   THE NATURE OF THE ASSET***]

         Asset Conditions Precedent:               See Annex 3

                                                   [***     ADD ANY ADDITIONAL
                                                   ASSET  CONDITIONS  PRECEDENT
                                                   WITH RESPECT TO THE ASSET***]

         Asset Covenants:                          [***     ADD HERE ANY
                                                   ADDITIONAL COVENANTS WITH
                                                   RESPECT TO THE ASSET***]

         Asset Prepayment Conditions:              [***     ADD HERE ANY
                                                   ADDITIONAL  PREPAYMENT
                                                   CONDITIONS  WITH RESPECT TO
                                                   THE ASSET***]

5 We attach as Annex 1 hereto the Asset Warranties for the Asset to be the subject of such Advance.

6 [We attach as Annex 1 hereto the Asset Warranties and as Annex 3 hereto the Asset Conditions Precedent, in each case, for the Asset to be the subject of such Advance.]

7 The Asset(s) listed on the Financed Asset Schedule attached hereto as Annex 3 and as classified below in accordance with the Agreement are the subject matter of the proposed Advance:


------------------------------------------------------------------------------------------
                 [B-Notes] [Whole Loans] [Mezzanine Loans] [CMBS] [Other Assets] Total
------------------------------------------------------------------------------------------
[Industrial:]
------------------------------------------------------------------------------------------
Number of
Assets
------------------------------------------------------------------------------------------
Original
Unpaid
Principal
Balance
------------------------------------------------------------------------------------------
Current
Unpaid
Principal
Balance
------------------------------------------------------------------------------------------
Anticipated
Market Value
------------------------------------------------------------------------------------------
Advance Rate
------------------------------------------------------------------------------------------
[Retail:]
------------------------------------------------------------------------------------------
Number of
Assets
------------------------------------------------------------------------------------------
Original
Unpaid
Principal
Balance
------------------------------------------------------------------------------------------
Current
Unpaid
Principal
Balance
------------------------------------------------------------------------------------------
Anticipated
Market Value
------------------------------------------------------------------------------------------
Advance Rate
------------------------------------------------------------------------------------------
[Office:]
------------------------------------------------------------------------------------------
Number of
Assets
------------------------------------------------------------------------------------------
Original
Unpaid
Principal
Balance
------------------------------------------------------------------------------------------
Current
Unpaid
Principal
Balance
------------------------------------------------------------------------------------------
Anticipated
Market Value
------------------------------------------------------------------------------------------
Advance Rate
------------------------------------------------------------------------------------------
[Hotel:]
------------------------------------------------------------------------------------------
Number
of Assets
------------------------------------------------------------------------------------------
Original
Unpaid
Principal
Balance
------------------------------------------------------------------------------------------
Current
Unpaid
Principal
Balance
------------------------------------------------------------------------------------------
Anticipated
Market Value
------------------------------------------------------------------------------------------
Advance Rate
------------------------------------------------------------------------------------------
[Multifamily:]
------------------------------------------------------------------------------------------
Number
of Assets
------------------------------------------------------------------------------------------
Original
Unpaid
Principal
Balance
------------------------------------------------------------------------------------------
Current
Unpaid
Principal
Balance
------------------------------------------------------------------------------------------
Anticipated
Market Value
------------------------------------------------------------------------------------------
Advance Rate
------------------------------------------------------------------------------------------


8 In connection with this Utilisation Request, the undersigned hereby certifies that:

         (a) each of the conditions precedent set forth in the Finance Documents has been satisfied as of the date hereof, or will be satisfied at least one (1) Business Day prior to the proposed Utilisation Date;

         (b) it has provided to the Lender or its designee, the Preliminary Due Diligence Package relating to each Asset described herein, and with respect to each Asset, a Preliminary Data Tape; and

         (c) each such Asset will (subject to Lender approval of the same) will at least one Business Day prior to the proposed Utilisation Date satisfy all of the Eligibility Criteria applicable to it.

9        No Default has occurred and is continuing;

10 To our knowledge, none of the events described in Clause 26.12(e) (Borrower's Assets) of the Agreement has occurred;

11 The Borrower is in compliance with Clause 26.9 (SPV Covenants) of the Agreement;

12       The Asset Warranties are true and correct;

13 We have all necessary Authorisations required by applicable law to act in its required capacities in relation to its business;

14 The attached certifications and calculations are true, correct and complete as of the date hereof;

15 The Sponsor is in compliance with the tests set out in Clause 25 (Financial Undertakings);

16 The Sponsor has not suspended or discontinued its business or commenced or become subject to any Insolvency;

17 The Sponsor is in compliance with all laws, regulations and agreements binding on it and its assets; and

18       This Utilisation Request is irrevocable.

[If the statements in this certificate cannot be made without qualification, then specify the nature and existence of the circumstances causing such statement to be untrue and the action which the Borrowers are taking or propose to take with respect thereto.]

For and on behalf of the Borrower



By:
   ----------------------------------
   Name:

   Title:      Authorised Signatory



Approved and agreed for and on behalf of the Lender



By:
   ----------------------------------
   Name:

   Title:      Authorised Signatory



                              Annex 1 to Schedule 5
                                Asset Warranties

                                                                                                                  Comments
-----------------------------------------------------------------------------------------------------------------------------------
1        ELIGIBLE DEBT ASSET REPRESENTATIONS


         The Borrower and the Sponsor makes to each Finance Party the representations and warranties set out in this Clause 1.

1.1      Eligibility                                                                 [ ] Yes   [  ] N/A

         Such B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset is an Eligible Asset.

1.2      Information                                                                 [ ] Yes   [  ] N/A

         (a)   The information set forth in the Preliminary Due Diligence
               Package is, so far as the Borrower or, as the case may be the Sponsor is aware (having made all reasonable enquiries) complete, true and correct in all material respects as of the
               relevant closing date and is a complete and accurate list of all those documents which are relevant for the purposes of B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset.

         (b)   Each and any Asset File delivered by or on behalf of the Borrower     [ ] Yes   [  ] N/A
               to the Document Custodian is full and complete without omission or defect in any material respect.

         (c)   So far as the Borrower and the Sponsor are aware, full and proper     [ ] Yes   [  ] N/A
               accounts, books and records showing clearly all transactions, payments, receipts, proceedings and notices relating to such
               B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same)  Eligible Other Asset have been kept
               since the origination of the same, and such records are, so far as the Borrower and the Sponsor are aware, complete, accurate and up to date in all material respects.

1.3     Nature                                                                       [ ] Yes   [  ] N/A

         Such B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset is a performing Asset secured on Multi-family and/or Commercial Property.

1.4      Ownership

         (a)   The Borrower will on acquisition of the same have an Eligible         [ ] Yes   [  ] N/A
               Interest in such B-Note, Mezzanine Loan, Whole Loan or (where the
               Lender so designates the same) Eligible Other Asset (other than in the case of a B-Note, any senior loan secured by the Mortgage for the same).

         (b)   The Borrower had good title to such B-Note, Mezzanine Loan, Whole     [ ] Yes   [  ] N/A
               Loan or (where the Lender so designates the same) Eligible Other
               Asset.

         (c)   The Borrower or the security trustee to such B-Note, Mezzanine        [ ] Yes   [  ] N/A
               Loan, Whole Loan or (where the Lender so designates the same)
               Eligible Other Asset is the legal owner (subject to necessary registrations or recordings under the laws of the jurisdiction of the relevant Mortgaged Property) and the Borrower is the
               beneficial owner of the rights of the mortgagee and chargee under the Mortgages, free and clear of all encumbrances, overriding interests (other than those to which each Mortgaged Property is subject), claims and equities (including, without limitation, rights of set-off or counterclaim).

         (d)   The Borrower has full right, power and authority to transfer and      [ ] Yes   [  ] N/A
               assign such B-Note, Mezzanine Loan, Whole Loan or (where the
               Lender so designates the same) Eligible Other Asset.

         (e)   Such B-Note, Mezzanine Loan, Whole Loan or (where the Lender so       [ ] Yes   [  ] N/A
               designates the same) Eligible Other Asset has not been cancelled, satisfied or rescinded in whole or part nor has any instrument been executed that would effect a cancellation, satisfaction or rescission thereof.

         (f)   Neither the Borrower nor the Sponsor has received and is not          [ ] Yes   [  ] N/A
               aware of any written notice of any encumbrance materially and adversely affecting its title to such B-Note, Mezzanine Loan,
               Whole Loan or (where the Lender so designates the same) Eligible
               Other Asset.

         (g)   The Borrower or the security trustee to the relevant B-Note,          [ ] Yes   [  ] N/A
               Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset has a good title to each Mortgage at law and all things necessary to perfect the Borrower's or the
               B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset's title to each
               Mortgage have been or will be duly completed within the
               appropriate time or are in the process of being completed without undue delay

         (h)   Such B-Note, Mezzanine Loan, Whole Loan or (where the Lender so       [ ] Yes   [  ] N/A
               designates the same) Eligible Other Asset and (where the security is held under a security trust) the beneficial interest in the relevant security trust may be validly assigned both to the
               Borrower and by the Borrower to the Lender without
               restriction and no consent from any related Mortgagor is required to any such assignment.

         (i)   The entry into by the Borrower of this Agreement (and the             [ ] Yes   [  ] N/A
               agreements contemplated hereby) in relation to such B-Note,
               Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset does not require the Borrower to obtain any approval, consent, authorisation or order of
               or registration or filing with or notice to, any court or
               governmental or regulatory agency or body that has not been obtained.

         (j)   The assignment of such B-Note, Mezzanine Loan, Whole Loan or          [ ] Yes   [  ] N/A
               (where the Lender so designates the same) Eligible Other Asset constitutes the legal, valid and binding assignment of same from the seller thereof to or for the benefit of Borrower.

         (k)   Neither the Borrower nor the Sponsor is aware of any litigation       [ ] Yes   [  ] N/A
               or claim calling into question in any way the Borrower's title to such B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset or any security
               therefor.

1.5      Payment Record                                                              [ ] Yes   [  ] N/A

         No scheduled payment of principal and interest under such B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same)
         Eligible Other Asset is thirty days or more past due beyond any applicable grace period, and such B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset was not thirty days or more delinquent in the twelve-Month period immediately preceding the Utilisation Date relating to the first financing thereof through Advances made available under this Agreement.

1.6      Compliance with law                                                         [ ] Yes   [  ] N/A

         Such B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset complies in all material respects with (or is exempt from) all requirements of applicable law relating to such B-Note, Mezzanine Loan, Whole Loan or (where the
         Lender so designates the same) Eligible Other Asset.

1.7      Mortgages

         The Mortgages related to and delivered in connection with such B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same)
         Eligible Other Asset constitute valid and, subject to the Reservations, enforceable first priority mortgages upon the related Mortgaged
         Property prior to all other security interests and/or other encumbrances, except for:

         (a)   matters to which like properties are commonly subject;                [ ] Yes   [  ] N/A

         (b)   any other matters expressly agreed by the Lender;                     [ ] Yes   [  ] N/A

         (c)   in the case of any B-Notes, the senior loan secured by the            [ ] Yes   [  ] N/A
               Mortgages for the same;

         (d)   in the case of any Mezzanine Loans, any other Financial               [ ] Yes   [  ] N/A
               Indebtedness permitted by the terms thereof;

         (e)   in the case of any B-Notes and any Mezzanine Loans, the rights        [ ] Yes   [  ] N/A
               (if any) of any third party creditor secured by, in the case of any B-Note, the same Mortgage or, in the case of any Mezzanine
               Loan, a first ranking Mortgage over the relevant Multifamily and/or Commercial  Property, in each case pursuant to the
               terms of an intercreditor agreement entered into by the relevant
               Mortgagor, the terms of which are customary for comparable
               B-Notes, Mezzanine Loans, Whole Loans or (where the Lender so designates the same) Eligible Other Assets in the relevant jurisdictions,


         provided that none of which matters referred to in clauses (a) to (e)
         (inclusive) materially interferes with the security intended to be provided by such Mortgage or the marketability or current use of the Mortgaged Property or the current ability of the Mortgaged Property to generate operating income sufficient to service the B-Note, Mezzanine
         Loan, Whole Loan or (where the Lender so designates the same) Eligible
         Other Assets or, as the case may be, or CMBS or (where the Lender so designates the same) Eligible Other Asset or (where the Lender so designates the same) Eligible Other Asset (items (a) to (e) (inclusive) being the "Permitted Encumbrances").

1.8      Leases

         To the knowledge of the Borrower and the Sponsor there has been no          [ ] Yes   [  ] N/A
         written notice of any default that has not been remedied or forfeiture of any occupational lease granted in respect of the
         Mortgaged Property securing such B-Note, Mezzanine Loan, Whole Loan or
         (where the Lender so designates the same) Eligible Other Asset.

1.9      Assignment of Leases and Rents

         (a)   The Assignment of Leases and Rents related to and delivered in        [ ] Yes   [  ] N/A
               connection with such B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset
               establishes and creates a valid, subsisting and, subject to the
               Reservations, enforceable first priority perfected Security in the related Mortgagor's interest in all leases, sub-leases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the related Mortgaged Property, and each assignor thereunder has the full right to assign the same.

         (b)   Each such Assignment of Leases and Rents constitutes a legal,         [ ] Yes   [  ] N/A
               valid and binding assignment, sufficient to convey (subject to the Reservations) to the assignee named therein all of the assignor's right, title and interest in, to and under such
               Assignment of Leases and Rents.

         (c)   The Debt Finance Documents for such B-Note, Mezzanine Loan, Whole     [ ] Yes   [  ] N/A
               Loan or (where the Lender so designates the same) Eligible Other
               Asset provide that the related Mortgagor and any additional guarantor shall be liable to the lender for losses incurred due to the misapplication or misappropriation of rents collected in advance or received by the related Mortgagor after the occurrence of an event of default and not paid to the holder of such B-Note,
               Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset or applied to the Mortgaged Property in the ordinary course of business, misapplication or conversion by the Mortgagor of insurance proceeds or any compensation received following a compulsory purchase order or breach of the environmental covenants in the related Debt Finance Documents

1.10     Mortgage status; Waivers and modifications

         (a)   No Mortgage has been satisfied, cancelled, rescinded or               [ ] Yes   [  ] N/A
               subordinated in whole or in material part, and, except for releases requested under the terms and conditions of the related
               Debt Finance Documents, the related Mortgaged Property has not been released from such Mortgage, in whole or in material part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release except for any partial re-conveyances of portions of the related
               Mortgaged Property that do not materially adversely affect the value of such Mortgaged Property.

         (b)   No Mortgage provides for or permits, without the prior written        [ ] Yes   [  ] N/A
               consent of the holder of the Mortgage, the related Mortgaged
               Property to secure any other promissory note or obligation except as expressly described in such Mortgage.

1.11     Chattels                                                                    [ ] Yes   [  ] N/A

         Valid and enforceable first priority security interests have been granted in all items of personal property located on the Mortgaged
         Property for such B-Note, Mezzanine Loan, Whole Loan or (where the
         Lender so designates the same) Eligible Other Asset that either: (a) are reasonably necessary to operate such Mortgaged Property; or (b) are (as indicated in the valuation obtained in connection with the origination of such B-Note, Mezzanine Loan, Whole Loan or (where the
         Lender so designates the same) Eligible Other Asset) material to the value of the Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of the related Debt
         Finance Documents or any other personal property leases applicable to such personal property).

1.12     Registrations and Filings                                                   [ ] Yes   [  ] N/A

(a) Each relevant Mortgage has been delivered for registration against each related Mortgagor according to the system for registration under the law of the jurisdiction in which the relevant Mortgaged Property is located.

(b)                So far as the Borrower and the Sponsor are aware, all             [ ] Yes   [  ] N/A
                   applicable Mortgage recording taxes and other filing fees
                   have been paid in full or deposited with the issuer of the title insurance policy issued in connection with such B-Note,
                   Mezzanine Loan, Whole Loan or (where the Lender so
                   designates the same) Eligible Other Asset for payment upon recordation of the relevant documents.

(c)                The Borrower and the Sponsor have fully and validly perfected     [ ] Yes   [  ] N/A
                   all security interests created or intended to be created
                   pursuant to the Debt Asset Documents relating to such B-Note,
                   Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset.

1.13     Condition of the Mortgaged Properties

(a)                Each related Mortgaged Property for such B-Note, Mezzanine        [ ] Yes   [  ] N/A
                   Loan, Whole Loan or (where the Lender so designates the same)
                   Eligible Other Asset is, to the knowledge of the Borrower, free and clear of any that would materially and adversely
                   affect its value as security for such B-Note,
                   Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset (normal wear and tear
                   excepted).

(b)                The Borrower has received no notice of any pending or             [ ] Yes   [  ] N/A
                   threatened steps to effect the compulsory purchase of all or any material portion of any Mortgaged Property securing such
                   B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset.

(c)                To the knowledge of the Borrower (based on valuations             [ ] Yes   [  ] N/A
                   obtained in connection with the origination of such B-Note,
                   Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Assets to the extent received) as of the date of the origination of such  B-Note, Mezzanine
                   Loan, Whole Loan or (where the Lender so designates the same)
                   Eligible Other Asset, no such valuation disclosed any matter or thing that would materially and adversely affect the value or marketability of the related Mortgaged Property.

1.14     Title

         The original lender (or an agent therefor) under such B-Note, Mezzanine     [ ] Yes   [  ] N/A
         Loan, Whole Loan or (where  the Lender so designates the same)
         Eligible Other Asset, obtained from lawyers appointed by it or with its consent a report on title which showed no adverse entries, or, if such report did reveal any adverse entry, such entry would not have caused a reasonably prudent lender of money secured on commercial property to decline to proceed with the related advance on its agreed terms.

1.15     Diligence

         To the best of the knowledge of the Borrower and the Sponsor, (a)           [ ] Yes   [  ] N/A
         neither the Borrower nor the Sponsor is aware of any facts which would cause a reasonably prudent lender of money secured on commercial property to decline to proceed with such B-Note, Mezzanine Loan, Whole
         Loan or (where the Lender so designates the same) Eligible Other Asset on its agreed terms; and (b) it is not aware of any matter or thing affecting the title of the underlying borrower to the Mortgaged
         Property or any other part of the security for such B-Note, Mezzanine
         Loan, Whole Loan or (where the Lender so designates the same) Eligible
         Other Asset which would cause a reasonably prudent lender of money secured on commercial property to decline to proceed making such
         B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset on its agreed terms.

1.16     Value

         (a)   Neither the Borrower nor the Sponsor is aware (from any               [ ] Yes   [  ] N/A
               information received by it in the course of acquiring and
               administering such B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset without further inquiry) of any circumstances giving rise to a material reduction in the value of the Mortgaged Property since the funding date of such B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset other than market forces affecting the values of properties comparable to the Mortgaged Property in the area where the Mortgaged
               Property is located.

         (b)   Neither the Borrower nor the Sponsor is aware of any monetary         [ ] Yes   [  ] N/A
               default, breach or violation under such B-Note, Mezzanine Loan,
               Whole Loan or (where the Lender so designates the same) Eligible
               Other Asset or any other default, breach or violation that materially and adversely affects the value of the Mortgaged
               Property, such B-Note, Mezzanine Loan, Whole Loan or (where the
               Lender so designates the same) Eligible Other Asset or any of the security therefor which has not been remedied, cured or waived
               (but only in a case where a reasonably prudent lender of money secured on commercial property would grant such a waiver) or of any outstanding default, breach or violation by the related
               Mortgagor under any of the related Debt Asset Finance Documents or of any outstanding event which with the giving of notice or lapse of any applicable grace period would constitute such a default, breach or violation that materially and adversely affects the value of the Mortgaged Property, such B-Note,
               Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset or any security therefor.

1.17     No further advances/no partly paid Assets

         (a)   Except as disclosed in writing to Lender, the proceeds of such        [ ] Yes   [  ] N/A
               B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset have been fully
               disbursed and there is no obligation for future advances with respect thereto.

         (b)   With respect to such B-Note, Mezzanine Loan, Whole Loan or (where     [ ] Yes   [  ] N/A
               the Lender so designates the same) Eligible Other Asset, any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any funds escrowed for such purpose that were to have been complied with on or before the Utilisation Date for the same have been complied with, or any such funds so escrowed have not been released.

         (c)   Neither the Borrower nor any of its Affiliates has any obligation     [ ] Yes   [  ] N/A
               to make any capital contributions to any Mortgagor under such
               B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset.

         (d)   Such B-Note, Mezzanine Loan, Whole Loan or (where the Lender so       [ ] Yes   [  ] N/A
               designates the same) Eligible Other Asset contains no obligation to make any further advances which remains to be performed and no part of any advance pursuant to such B-Note, Mezzanine Loan,
               Whole Loan or (where the Lender so designates the same) Eligible
               Other Asset has been retained by the Borrower pending compliance by the Borrower with any other condition.

1.18     Debt Finance Documents

         (a)   The Debt Finance Documents for such B-Note, Mezzanine Loan, Whole     [ ] Yes   [  ] N/A
               Loan or (where the Lender so designates the same) Eligible Other
               Asset have been duly and properly executed by the parties
               thereto.

         (b)   The Debt Finance Documents for such B-Note, Mezzanine Loan, Whole     [ ] Yes   [  ] N/A
               Loan or (where the Lender so designates the same) Eligible Other
               Asset constitute the legal, valid and binding obligation of the parties thereto, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganisation, receivership, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

         (c)   To the extent applicable, the Debt Finance Documents for such         [ ] Yes   [  ] N/A
               B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset together with
               applicable law, contain customary and enforceable provisions for comparable mortgaged properties similarly situated such as would be expected to render the rights and remedies of the lender thereunder adequate for the practical realisation against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

         (d)   To the knowledge of the Borrower and the Sponsor, all                 [ ] Yes   [  ] N/A
               representations and warranties in the Debt Finance Documents for such B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset are true and correct in all material respects and there has been no adverse change with respect to the such B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset, the relevant Mortgagor, the relevant Mortgaged Property or the owner of the relevant Mortgaged Property that would render any such representation or warranty not true or correct in any material respect.

         (e)   Neither the Borrower nor the Sponsor has received any notice of       [ ] Yes   [  ] N/A
               any event of default under such B-Note, Mezzanine Loan, Whole
               Loan or (where the Lender so designates the same) Eligible Other
               Asset which has not been remedied, cured or waived or of any event of default which with the giving of notice and/or the expiration of any applicable grace period and/or making of any determination, would constitute such a default, breach or
               violation.

         (f)   Save as included in the Information, neither the Borrower nor the     [ ] Yes   [  ] N/A
               Sponsor is party to any document, instrument or agreement, and there is no document, that by its terms modifies or affects the rights and obligations of any holder of such B-Note, Mezzanine
               Loan, Whole Loan or (where the Lender so designates the same)
               Eligible Other Asset and neither the Borrower nor the Sponsor has consented to any material change or waiver to any term or
               provision of any such document, instrument or agreement and no such change or waiver exists.

         (g)   The Debt Finance Documents for such B-Note, Mezzanine Loan, Whole     [ ] Yes   [  ] N/A
               Loan or (where the Lender so designates the same) Eligible Other
               Asset require the related Mortgagor to provide the holder of such
               B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset with certain financial information at the times required under the related Debt Finance
               Documents.

         (h)   Such B-Note, Mezzanine Loan, Whole Loan or (where the Lender so       [ ] Yes   [  ] N/A
               designates the same) Eligible Other Asset is governed by the law of the jurisdiction in which the relevant Mortgaged Property is located.

         (i)   So far as the Borrower and the Sponsor are aware, in respect of       [ ] Yes   [  ] N/A
               such B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset, the relevant Mortgagor is required to make all payments without any deduction for or on account of taxes, except if required to do so by law. If any tax must be deducted from amounts paid or payable under such B-Note,
               Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset (save where such obligation arises as a result of voluntary action on the part of the Lender) then the relevant mortgagor is obliged to pay additional amounts to the
               Lender so that the Lender receives a net amount equal to the full amount it would have received had the payment not been subject to tax.

1.19     Security trusts

         To the extent applicable, if any Mortgage or other security constituted in the Debt Finance Documents for such B-Note, Mezzanine Loan, Whole
         Loan or (where the Lender so designates the same) Eligible Other Asset is held on trust for the lenders and/or related parties:

         (a)   a trustee, duly qualified under applicable law to serve as such,      [ ] Yes   [  ] N/A
               is properly designated and serving as such; and


         (b)   no fees or expenses other than customary are payable to such          [ ] Yes   [  ] N/A
               trustee by the Borrower except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for the related B-Note, Mezzanine Loan, Whole
               Loan or (where the Lender so designates the same) Eligible Other
               Asset.

1.20     Environmental conditions

         So far as the Borrower and the Sponsor are aware (in each case, after       [ ] Yes   [  ] N/A
         making reasonable enquiries  to ensure the same):

         (a) an environmental site assessment (or an update of a previous assessment) was performed with respect to each Mortgaged Property in connection with the origination of such B-Note, Mezzanine
               Loan, Whole Loan or (where the Lender so designates the same)
               Eligible Other Asset, a report of each such assessment (an
               "Environmental Report") has been delivered or made available to the Lender;

         (b)   there is no material and adverse environmental condition or           [ ] Yes   [  ] N/A
               circumstance affecting any such Mortgaged Property;


         (c)   there is no material violation of any applicable Environmental        [ ] Yes   [  ] N/A
               Law with respect to any such Mortgaged Property;


         (d)   each Mortgage contains customary terms requiring the related          [ ] Yes   [  ] N/A
               Mortgagor to comply with all applicable Environmental Laws;


         (e) where any such Environmental Report disclosed the existence of a material and adverse environmental condition or circumstance affecting any such Mortgaged Property:

               (i)    a party not related to the Mortgagor was identified as the     [ ] Yes   [  ] N/A
                      responsible party for such condition or circumstance;


               (ii)   the related Mortgagor was required either to provide           [ ] Yes   [  ] N/A
                      additional security and/or to obtain an operations and
                      maintenance plan; or


               (iii)  the related Mortgagor provided evidence that applicable        [ ] Yes   [  ] N/A
                      governmental authorities would not take any action, or
                      require the taking of any action, in respect of such
                      condition or circumstance; and

         (f)   the Debt Finance Documents for such B-Note, Mezzanine Loan, Whole     [ ] Yes   [  ] N/A
               Loan or (where the Lender so designates the same) Eligible Other
               Asset contain provisions pursuant to which the related borrower or a principal of such borrower has agreed to indemnify the mortgagee for damages resulting from violations of any applicable
               Environmental Laws.

1.21     Planning Law                                                                [ ] Yes   [  ] N/A


         There are no material violations of any applicable planning laws or regulations, building codes or land laws applicable to any Mortgaged
         Property related to such B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset or the use and occupancy thereof which would have a material adverse effect on the value, operation or net operating income of such Mortgaged Property.
         The Debt Finance Documents for such B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset require the related Mortgaged Property to comply with all applicable laws and regulations.

1.22     Status of the Debt Finance Documents

         The Debt Finance Documents for such B-Note, Mezzanine Loan, Whole Loan      [ ] Yes   [  ] N/A
         or (where the Lender so  designates the same) Eligible Other
         Asset that were executed by or on behalf of the related Mortgagor are the valid and binding obligations of such Mortgagor(s) (subject to any non-recourse provisions contained therein), (subject to the
         Reservations).

1.23     Insurance

         To the best of the knowledge of the Borrower and the Sponsor:               [ ] Yes   [  ] N/A

         (a)   each Mortgaged Property securing such B-Note, Mezzanine Loan,
               Whole Loan or (where the Lender so designates the same) Eligible
               Other Asset is, and is required pursuant to the related Debt
               Finance Documents to be, covered by insurance (including, without limitation with respect to fire and extended perils insurance) on the relevant Mortgaged Property and plant and machinery thereon
               (including fixtures and improvements) at least equal to the lesser of the replacement cost of improvements located on such Mortgaged Property, with no deduction for depreciation, or the outstanding principal balance of such B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible
               Other Asset and in any event, the amount necessary to avoid the operation of any co-insurance provisions;

         (b)   each Mortgaged Property securing such B-Note, Mezzanine Loan,         [ ] Yes   [  ] N/A
               Whole Loan or (where the Lender so designates the same) Eligible
               Other Asset is covered by a buildings insurance policy against those risks usually covered by a reasonably prudent mortgagee of a property of the same nature and in a comparable location;

         (c)   the relevant insurance policy for any Mortgaged Property securing     [ ] Yes   [  ] N/A
               such B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset provides cover in respect of at least three years loss of rent;

         (d)   each Mortgaged Property securing such B-Note, Mezzanine Loan,         [ ] Yes   [  ] N/A
               Whole Loan or (where the Lender so designates the same) Eligible
               Other Asset is covered by comprehensive general liability
               insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Mortgaged
               Property, in an amount usually covered by a reasonably prudent mortgagee of a property of the same nature and in a comparable location;

         (e)   either the Borrower nor the Sponsor has received and (so far as       [ ] Yes   [  ] N/A
               the Borrower is aware) nor has any other lender (or agent or trustee therefor) in respect of such B-Note, Mezzanine Loan,
               Whole Loan or (where the Lender so designates the same) Eligible
               Other Asset (each, a "Mortgagee") received written notice that any such insurance policy is about to lapse on account of failure by the relevant entity maintaining such insurance to pay the relevant premiums;

         (f)   such insurance policy contains a standard mortgagee clause that       [ ] Yes   [  ] N/A
               names the Mortgagee in respect of such B-Note, Mezzanine Loan,
               Whole Loan or (where the Lender so designates the same) Eligible
               Other Asset as an additional insured and that requires at least thirty days' (in the case of termination or cancellation other than for non-payment of premiums) and at least ten (10) days (in the case of termination or cancellation for non-payment of premiums) prior notice to the holder of the related Mortgage, and no such notice has been received, including any notice of
               non-payment of premiums, that has not been cured;

         (g)   each Mortgage securing such B-Note, Mezzanine Loan, Whole Loan or     [ ] Yes   [  ] N/A
               (where the Lender so designates the same) Eligible Other Asset obliges the related Mortgagor to maintain all such insurance and, upon such Mortgagor's failure to do so, authorises the holder of the Mortgage to maintain such insurance at the related
               Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor;

         (h)   the Debt Finance Documents for such B-Note, Mezzanine Loan, Whole     [ ] Yes   [  ] N/A
               Loan or (where the Lender so designates the same) Eligible Other
               Asset provides that casualty insurance proceeds will be applied either to the restoration or repair of the related Mortgaged
               Property or to the reduction or defeasance of the principal amount of such B-Note, Mezzanine Loan, Whole Loan or (where the
               Lender so designates the same) Eligible Other Asset;

         (i)   each insurance policy referred to in this Clause is in full force     [ ] Yes   [  ] N/A
               and effect with respect to the related Mortgaged Property; and
               all insurance coverage required under such B-Note, Mezzanine
               Loan, Whole Loan or (where the Lender so designates the same)
               Eligible Other Asset, which insurance covers such risks and is in such amounts as are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located;

         (j)   all premiums due and payable in respect of each insurance policy      [ ] Yes   [  ] N/A
               referred to in this Clause have been paid; and no notice of termination or cancellation with respect to any such insurance policy has been received by the Borrower;

         (k)   except for certain amounts not greater than amounts which would       [ ] Yes   [  ] N/A
               be considered prudent by an institutional commercial and/or multifamily mortgage lender with respect to a similar B-Note,
               Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset and which are set forth in the related
               Debt Finance Documents for such B-Note, Mezzanine Loan, Whole
               Loan or (where the Lender so designates the same) Eligible Other
               Asset, any insurance proceeds in respect of a casualty loss, will be applied either: (i) to the repair or restoration of all or part of the related Mortgaged Property; or (ii) the reduction of the outstanding principal balance of such B-Note, Mezzanine Loan,
               Whole Loan or (where the Lender so designates the same) Eligible
               Other Asset, subject in either case to requirements with respect to leases at the related Mortgaged Property and to other
               exceptions customarily provided for by prudent institutional lenders for similar loans;

         (l)   each Mortgaged Property securing such B-Note, Mezzanine Loan,         [ ] Yes   [  ] N/A
               Whole Loan or (where the Lender so designates the same) Eligible
               Other Asset is covered by comprehensive general liability
               insurance against claims for personal and bodily injury, death or property damage occurring on, in or about such Mortgaged
               Property, in an amount customarily required by prudent
               institutional lenders; and

         (m)   the Debt Finance Documents for such B-Note, Mezzanine Loan, Whole     [ ] Yes   [  ] N/A
               Loan or (where the Lender so designates the same) Eligible Other
               Asset requires that the related Mortgagor maintain insurance as described above or permits the mortgagee to require insurance as described in this Clause, and permits the mortgagee to purchase such insurance at the Mortgagor's expense if Mortgagor fails to do so.

1.24     Taxes

         There are no delinquent or unpaid taxes or assessments (including           [ ] Yes   [  ] N/A
         assessments payable in future  instalments), or other
         outstanding charges affecting any Mortgaged Property securing such
         B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset which are or may become secured against such Mortgaged Property or payable out of the proceeds thereof (in either case) at a priority equal to or higher than the related
         Mortgage.

         For purposes of this paragraph 1.24, real property taxes and assessments shall not be considered unpaid until the date on which interest and/or penalties would be first payable thereon.

1.25     Mortgagor Bankruptcy/Insolvency                                             [ ] Yes   [  ] N/A

         Neither the Borrower nor the Sponsor have received any notice of the bankruptcy, liquidation, receivership, administration moratorium or a winding up or administrative order or dissolution (or the equivalent thereof in any relevant jurisdiction) of any Mortgagor or in relation to such B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset.

1.26     Mortgagor

         (a)   The owners of each Mortgaged Property securing such B-Note,           [ ] Yes   [  ] N/A
               Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset were duly organised and validly existing and, as of the time of the origination of such B-Note,
               Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset with requisite power and authority to own its assets and to transact the business in which it is now engaged, and such Mortgaged Properties constitute the sole assets of the owner of such Mortgaged Property.

         (b)   The owner of each Mortgaged Property securing such B-Note,            [ ] Yes   [  ] N/A
               Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset has good and marketable title to such
               Mortgaged Property and such owner has not received any written notice regarding any material violation of any easement,
               restrictive covenant or similar instrument affecting the
               Mortgaged Property.

1.27     Leasehold Title

         Each Mortgaged Property securing such B-Note, Mezzanine Loan, Whole         [ ] Yes   [  ] N/A
         Loan or (where the Lender so designates the same) Eligible Other Asset consists of the related Mortgagor's freehold estate or, if such B-Note,
         Mezzanine Loan, Whole Loan or (where the Lender so designates the same)
         Eligible Other Asset is secured in whole or in part by the interest of a Mortgagor under a Ground Lease, by the related Mortgagor's interest in the Ground Lease. With respect to any B-Note, Mezzanine Loan, Whole
         Loan or (where the Lender so designates the same) Eligible Other Asset secured by a Ground Lease:

         (a)   such Ground Lease has been duly registered; such Ground Lease         [ ] Yes   [  ] N/A
               permits the current use of the Mortgaged Property and permits the interest of the lessee thereunder to be encumbered by the related
               Mortgage and does not restrict the use of the related Mortgaged
               Property by such lessee, its successors or assigns in a manner that would adversely affect the security provided by the related
               Mortgage by limiting in any way its current use; and there has been no material change in the payment terms of such Ground Lease since the origination or acquisition of the related Utilisation
               Loan, with the exception of material changes reflected in written documents that are a part of the related Mortgage File;

         (b) the lessee's interest in such Ground Lease is not subject to any Security, liens or encumbrances superior to, or of equal priority with, the related Mortgage;

         (c)   such Ground Lease is in full force and effect, and neither the        [ ] Yes   [  ] N/A
               Borrower nor the Sponsor has received any notice that an event of default has occurred thereunder, and, to the knowledge of the
               Borrower and the Sponsor, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in a breach of covenant under the terms of such Ground
               Lease;

         (d)   such Ground Lease has an original term (including any extension       [ ] Yes   [  ] N/A
               options set forth therein) which extends not less than twenty years beyond the stated maturity date of such B-Note, Mezzanine
               Loan, Whole Loan or (where the Lender so designates the same)
               Eligible Other Asset;

         (e)   under the terms of such Ground Lease, any estoppel or consent         [ ] Yes   [  ] N/A
               letter received by the Mortgagee from the Lessor and the related
               Mortgage, taken together, any related insurance proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender for conduit programs), or to the payment or defeasance of the outstanding principal balance of such B-Note,
               Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset together with any accrued interest thereon;

         (f)   such Ground Lease does not impose any restrictions on subletting      [ ] Yes   [  ] N/A
               which would be viewed as commercially unreasonable by prudent commercial mortgage lenders in the lending area where the
               Mortgaged Property is located;

         (g)   such Ground Lease may not be amended, modified, cancelled or          [ ] Yes   [  ] N/A
               terminated without the prior written consent of the Borrower in its capacity as lender under the Debt Finance Documents for such
               B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset and any such action without such consent is not binding on the Borrower in its capacity as lender under such Debt Finance Documents, its
               successors or assigns, except termination or cancellation if (i)
               an event of default occurs under the Ground Lease, (ii) notice thereof is provided to the Borrower in its capacity as lender under such Debt Finance Documents and (iii) such default is curable by the Borrower in its capacity as lender under such Debt
               Finance Documents provided in the Ground Lease but remains uncured beyond the applicable cure period;

         (h)   upon the enforcement of any related Senior Debt the Mortgagor's       [ ] Yes   [  ] N/A
               interest in such Ground Lease is assignable to the Mortgagee under the leasehold estate and its assigns without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the date on which the Borrower
               purchases an Eligible Interest in such Senior Debt) (or
               acceptance of a deed in lieu thereof);

         (i)   the Ground Lease or ancillary agreement between the lessor and        [ ] Yes   [  ] N/A
               the lessee requires the lessor to give notice of any default by the lessee to the Mortgagee. The Ground Lease or ancillary agreement further provides that no notice given is effective against the Mortgagee unless a copy has been given to the
               Mortgagee in a manner described in the Ground Lease or ancillary agreement;

         (j)   a Mortgagee is permitted a reasonable opportunity (including,         [ ] Yes   [  ] N/A
               here necessary, sufficient time to gain possession of the
               interest of the lessee under the Ground Lease) to cure any curable default under such Ground Lease before the lessor
               thereunder may terminate such Ground Lease;

         (k)   the ground lessor under such Ground Lease is required to enter        [ ] Yes   [  ] N/A
               into a new lease upon termination of the Ground Lease for any reason, including the rejection of the Ground Lease in
               bankruptcy;

         (l)   such Ground Lease does not contain any provision whereby it may       [ ] Yes   [  ] N/A
               be forfeited on insolvency or liquidation of the lessee or on any other ground except breach of covenant of the tenant's
               obligations or the non-payment of rent by the lessee; and

         (m)   if applicable, the lessor under such Ground Lease consented to        [ ] Yes   [  ] N/A
               and acknowledged that: (i) such B-Note, Mezzanine Loan, Whole
               Loan or (where the Lender so designates the same) Eligible Other
               Asset is permitted/approved; (ii) any enforcement of such B-Note,
               Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset and related change in ownership of the
               Ground Lessee will not require the consent of the lessor under such Ground Lease or constitute a default under such Ground
               Lease; (iii) copies of default notices would be sent to the lenders (or their agent) in respect of such B-Note, Mezzanine
               Loan, Whole Loan or (where the Lender so designates the same)
               Eligible Other Asset; and (iv) it would accept cure from the lenders (or their agent) in respect of such B-Note, Mezzanine
               Loan, Whole Loan or (where the Lender so designates the same)
               Eligible Other Asset on behalf of the related ground lessee.

1.28     Advancement of funds to the Borrower

         So far as the Borrower and the Sponsor are aware no holder of such          [ ] Yes   [  ] N/A
         B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset has advanced funds or induced, solicited or received any advance of funds from a party other than the owner of the  related Mortgaged Property, directly or indirectly, for the payment of any amount required by such B-Note, Mezzanine Loan, Whole
         Loan or (where the Lender so designates the same) Eligible Other Asset.

1.29     Cross-collateralisation; Cross-default

         So far as the Borrower and the Sponsor are aware, such B-Note,              [ ] Yes   [  ] N/A
         Mezzanine Loan, Whole Loan or (where the Lender so designates the same)
         Eligible Other Asset is not cross-collateralised or cross-defaulted with any loan or security other than one or more other B-Note,
         Mezzanine Loan,  Whole Loan or (where the Lender so designates the same) Eligible Other Assets.

1.30     Releases of Mortgaged Property

         The Debt Finance Documents for such B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset do not require the mortgagee to release all or any material portion of the related Mortgaged Property from the related Mortgage except upon payment in full or defeasance of all amounts due under such B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same)
         Eligible Other Asset other then such B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset, the Information for which indicates that the relevant mortgagee are required to grant releases of portions of the related Mortgaged
         Properties upon:

         (a)   the satisfaction of certain legal and underwriting requirements;      [ ] Yes   [  ] N/A
               and


         (b) except where the portion of the Mortgaged Property permitted to be released was not considered by the Borrower to be material in the underwriting of such B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Assets;
               either

               (i)    the payment of a release price set forth therein and           [ ] Yes   [  ] N/A
                      prepayment consideration in connection therewith; or

               (ii)   the partial defeasance of such B-Note, Mezzanine Loan,         [ ] Yes   [  ] N/A
                      Whole Loan or (where the Lender so designates the same)
                      Eligible Other Asset.

1.31     Acceleration Rights                                                         [ ] Yes   [  ] N/A

         The Debt Finance Documents for such B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset contain provisions for the acceleration of the payment of the unpaid principal balance of such B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset if, without complying with the requirements of the related Debt Finance Documents,
         (a) the related Mortgaged Property, or any controlling interest in the related Mortgagor, is directly transferred or sold in a mortgagor, issuance of non-controlling new equity interests, transfers among existing members, partners or shareholders in such Mortgagor or an Affiliate thereof, transfers among affiliated Mortgagors with respect to B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Assets which are cross-collateralised or cross-defaulted with other mortgage loans or multi-property B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Assets or transfers of a similar nature (such as pledges of ownership interests that do not result in a change of control) or a substitution or release of collateral), or (b) the related Mortgaged Property or controlling interest in the borrower is encumbered in connection with subordinate financing by a mortgage, charge or other security interest against the related Mortgaged
         Property, other than any existing permitted additional debt. The Debt
         Finance Documents for such B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset require the borrower to pay all reasonable costs incurred by the Mortgagor with respect to any transfer, assumption or encumbrance requiring lender's approval.

1.32     Approval Rights

         Pursuant to the terms of the Debt Finance Documents for such B-Note,        [ ] Yes   [  ] N/A
         Mezzanine Loan, Whole Loan or (where the Lender so designates the same)
         Eligible Other Asset: (a) no material terms of any related Mortgage may be waived, cancelled, subordinated or modified in any material respect and no material portion of such B-Note, Mezzanine Loan, Whole Loan or
         (where the Lender so designates the same) Eligible Other Asset or the
         Mortgaged Property may be released without the consent of the holder of such B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset, except to the extent such release is permitted under the terms of the related Debt Finance
         Documents; (b) no material action may be taken by the owner of the related Mortgaged Property with respect to such Mortgaged Property without the consent of the holder of such B-Note, Mezzanine Loan, Whole
         Loan or (where the Lender so designates the same) Eligible Other Asset;
         (c) the holder of such B-Note, Mezzanine Loan, Whole Loan or (where the
         Lender so designates the same) Eligible Other Asset is entitled to approve the budget of the owner of the related Mortgaged Property as it relates to such Mortgaged Property; and (d) the consent of the holder of such B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset is required prior to the owner of the related Mortgaged Property incurring any additional indebtedness.

1.33     No equity participation or contingent interest                              [ ] Yes   [  ] N/A

         Except as disclosed to the Lender, such B-Note, Mezzanine Loan, Whole
         Loan or (where the Lender so designates the same) Eligible Other Asset contains no equity participation by the lender, does not provide for negative amortisation and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property.

1.34     Inspections                                                                 [ ] Yes   [  ] N/A

         The Borrower (or if the Borrower is not the originator, to the knowledge of the Borrower, the originator of such B-Note, Mezzanine
         Loan, Whole Loan or (where the Lender so designates the same) Eligible
         Other Asset) has inspected or caused to be inspected each related
         Mortgaged Property in connection with the origination of such B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same)
         Eligible Other Asset during the twelve (12) month period prior to the related origination date.

1.35     Subordinated interests

         (a)   So far as the Borrower and the Sponsor are aware such B-Note,         [ ] Yes   [  ] N/A
               Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset does not permit the related Mortgaged
               Property, to be encumbered by any security interest subordinate to or of equal priority with the related Mortgage without the prior written consent of the holder thereof.

         (b)   To knowledge of the Borrower and the Sponsor, none of the             [ ] Yes   [  ] N/A
               Mortgaged Properties securing such B-Note, Mezzanine Loan, Whole
               Loan or (where the Lender so designates the same) Eligible Other
               Asset is encumbered by any security interest which is subordinate to or of equal priority with the related Mortgage.

1.36     Actions  concerning  B-Notes,  Mezzanine Loans,  Whole Loans or (where      [ ] Yes   [  ] N/A
         the Lender so designates the same) Eligible Other Assets

         To the knowledge of the Borrower, there are no actions, suits or proceedings pending or threatened before any court, administrative agency or arbitrator concerning such B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset or any related Mortgagor or Mortgaged Property: (a) that might adversely affect title to such B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset; (b) the validity or enforceability of the related Mortgage which could reasonably be expected to materially and adversely affect such Mortgagor's ability to pay principal, interest or any other amounts due under such B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same)
         Eligible Other Asset or the security intended to be provided by the related Debt Finance Documents that might materially and adversely affect the value of the Mortgaged Property as security for such B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same)
         Eligible Other Asset or the use for which the premises were intended;
         or (c) which could reasonably be expected to materially and adversely affect such Mortgagor's ability to pay principal, interest or any other amounts due under such B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset or the security intended to be provided by the related Debt Finance Documents.

1.37     Origination and Servicing

         (a)   The origination (or acquisition), servicing and collection            [ ] Yes   [  ] N/A
               practices used by the Borrower in respect of such B-Note,
               Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset have been in all respects legal, proper and prudent and have met customary industry standards for origination (or acquisition) servicing of commercial property loans (similar to the B-Notes, Mezzanine Loans, Whole Loans or
               (where the Lender so designates the same) Eligible Other Assets)
               for conduit programs.

         (b)   So far as the Borrower and the Sponsor are aware, the originator      [ ] Yes   [  ] N/A
               of such B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset was authorised to do business in the jurisdiction in which the related Mortgaged
               Property is located at all times when it originated and held such
               B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset.

         (c)   So far as the Borrower and the Sponsor are aware, with respect to     [ ] Yes   [  ] N/A
               such B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset, to the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectibility of such B-Note,
               Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset, the originator of such B-Note,
               Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset had all necessary and desirable consents, licenses and authorisations to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held such B-Note, Mezzanine
               Loan, Whole Loan or (where the Lender so designates the same)
               Eligible Other Asset.

1.38     Licenses and permits                                                        [ ] Yes   [  ] N/A

         To the knowledge of the Borrower, as of the date of origination or acquisition of such B-Note, Mezzanine Loan, Whole Loan or (where the
         Lender so designates the same) Eligible Other Asset, the related
         Mortgagor and all other material parties thereto were in possession of all material licenses, permits and consents required by applicable law for the ownership and operation of the related Mortgaged Property it was then operated.

1.39     Non-Recourse Exceptions                                                     [ ] Yes   [  ] N/A

         The Debt Finance Documents for such B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset provide that such B-Note, Mezzanine Loan, Whole Loan or (where the
         Lender so designates the same) Eligible Other Asset constitutes the limited recourse obligations of the related obligor thereon except that the related obligor and an additional guarantor accepts responsibility for any loss incurred due to fraud on the part of the related Mortgagor and/or other intentional misrepresentation.

1.40     Single purpose entity                                                       [ ] Yes   [  ] N/A

         The Mortgagor on such B-Note, Mezzanine Loan, Whole Loan or (where the
         Lender so designates the same) Eligible Other Asset was, as of the origination of such B-Note, Mezzanine Loan, Whole Loan or (where the
         Lender so designates the same) Eligible Other Asset a Special Purpose
         Vehicle. For this purpose, a "Special Purpose Vehicle" shall mean an entity, other than an individual, whose organisational documents provide substantially to the effect that it was formed or organised solely for the purpose of owning and operating one or more related
         Mortgaged Properties securing such B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset and prohibit it from engaging in any business unrelated to such Mortgaged
         Property or Properties or, and whose organisational documents further provide, or which entity represented in the related Debt Finance
         Documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage or the other related Debt Finance
         Documents, that it has its own books and records and accounts separate and apart from any other person, and that it holds itself out as a legal entity, separate and apart from any other person.

1.41     Operating or financial statement                                            [ ] Yes   [  ] N/A

         So far as the Borrower and the Sponsor are aware, the related Debt
         Finance Documents for such B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset require the related Mortgagor to furnish to the mortgagee at least annually an operating statement with respect to the related Mortgaged Property.

1.42     No offsets, defences or counterclaims                                       [ ] Yes   [  ] N/A

         So far as the Borrower and the Sponsor are aware such B-Note, Mezzanine
         Loan, Whole Loan or (where the Lender so designates the same) Eligible
         Other Asset is not subject to reduction (other than by virtue of a permitted pre-payment) or disallowance for any reason, including without limitation, any setoff, right of recoupment, defence, counterclaim or impairment of any kind.

1.43     Lockboxes                                                                   [ ] Yes   [  ] N/A

         The person administering the rent collection account for such B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same)
         Eligible Other Asset in respect of the related Mortgaged Property, if any, is not an Affiliate of the Borrower.

1.44     Waivers and modifications

         (a)   The Borrower has not waived (or consented to any waiver of) any       [ ] Yes   [  ] N/A
               material default, breach, violation or event of acceleration under such B-Note, Mezzanine Loan, Whole Loan or (where the
               Lender so designates the same) Eligible Other Asset and pursuant to the terms of the related Debt Finance Documents.

         (b)   No Person or party other than the holder of such B-Note,              [ ] Yes   [  ] N/A
               Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset (or a trustee or servicer on its behalf) may declare any event of default or accelerate the related indebtedness under such B-Note, Mezzanine Loan, Whole
               Loan or (where the Lender so designates the same) Eligible Other
               Asset.

         (c)   The terms of the related Debt Finance Documents for such B-Note,      [ ] Yes   [  ] N/A
               Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset have not been impaired, waived, altered or modified in any material respect.

         (d)   Except as included in the Information, the Borrower is not a          [ ] Yes   [  ] N/A
               party to any document, instrument or agreement, and there is no document, that by its terms modifies or affects the rights and obligations of any holder of such B-Note, Mezzanine Loan, Whole
               Loan or (where the Lender so designates the same) Eligible Other
               Asset.

1.45     No advances of funds                                                        [ ] Yes   [  ] N/A

         No party to the Debt Finance Documents for such B-Note, Mezzanine Loan,
         Whole Loan or (where the Lender so designates the same) Eligible Other
         Asset has advanced funds on account of any default under such B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same)
         Eligible Other Asset.

1.46     Transferability

         (a)   Such B-Note, Mezzanine Loan, Whole Loan or (where the Lender so       [ ] Yes   [  ] N/A
               designates the same) Eligible Other Asset is freely transferable.

         (b)   The Debt Finance Documents for such B-Note, Mezzanine Loan, Whole     [ ] Yes   [  ] N/A
               Loan or (where the Lender so designates the same) Eligible Other
               Asset contain no provision limiting the right or ability of the
               Borrower to assign, transfer and convey such B-Note, Mezzanine
               Loan, Whole Loan or (where the Lender so designates the same)
               Eligible Other Asset to any other Person, except, however, for customary intercreditor restrictions limiting assignees to
               "qualified transferees".

         (c)   No consent or approval by any person is required in connection        [ ] Yes   [  ] N/A
               with the Borrower's acquisition of such B-Note, Mezzanine Loan,
               Whole Loan or (where the Lender so designates the same) Eligible
               Other Asset, or the entry into by the Borrower of this Agreement
               (or any agreements contemplated hereby), for the Borrower or any purchaser's, assignee's, participant's or sub-participant's exercise of any rights or remedies in respect of such B-Note,
               Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset or for the Lender's sale, creation of security or other disposition of such B-Note, Mezzanine Loan,
               Whole Loan or (where the Lender so designates the same) Eligible
               Other Asset in accordance with the terms of the Finance
               Documents.

         (d)   No third party holds any "right of first refusal", "right of          [ ] Yes   [  ] N/A
               first negotiation", "right of first offer", purchase option, or other similar rights of any kind in respect of such B-Note,
               Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset, and no other impediment exists to any such transfer or exercise of rights or remedies in respect of such B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset.

1.47     Usury

         Such B-Note, Mezzanine Loan, Whole Loan or (where the Lender so             [ ] Yes   [  ] N/A
         designates the same) Eligible Other Asset and the interest and other payments contracted for complied as of the date of origination with, or is exempt from, applicable laws, regulations and other requirements Yes
         N/A pertaining to usury.

1.48     Reserves

         All reserves, funds, escrows and deposits required pursuant to the Debt     [ ] Yes   [  ] N/A
         Finance Documents for such B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset have been so funded and deposited, are in the possession, or under the control, of an agent  of trustee for the holders of such B-Note, Mezzanine
         Loan, Whole Loan or (where the Lender so designates the same) Eligible
         Other Asset and there are no deficiencies in connection therewith.

1.49     Valuation

         (a)   A valuation of the each Mortgaged Property securing such B-Note,      [ ] Yes   [  ] N/A
               Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset was conducted within 12 months of the origination of such B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset, which valuation is signed by a qualified valuer who had no interest, direct or indirect, in such Mortgaged Property or in any loan made on the security thereof; and whose compensation is not affected by the approval or disapproval of the related Mortgage
               Loan.

         (b)   None of the material improvements which were included for the         [ ] Yes   [  ] N/A
               purposes of determining the Valuation of the Mortgaged Property securing such B-Note, Mezzanine Loan, Whole Loan or (where the
               Lender so designates the same) Eligible Other Asset at the time of the origination of such B-Note, Mezzanine Loan, Whole Loan or
               (where the Lender so designates the same) Eligible Other Asset lies outside of the boundaries of such property (except Mortgaged
               Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the value of such
               Mortgaged Property or related Mortgagor's use and operation of such Mortgaged Property and no improvements on adjoining
               properties encroached upon such Mortgaged Property to any
               material and adverse extent.

1.50     Affiliate Transactions                                                      [ ] Yes   [  ] N/A

         The Mortgagor under such B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset is not an Affiliate of the Borrower. Except as disclosed in the Information: (a) such B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset has been originated by the Borrower; and/or (b) such B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset has not been acquired from an Affiliate other than a direct parent of the Borrower.

1.51     Related Debt                                                                [ ] Yes   [  ] N/A

         No default or event of default has occurred under any agreement pertaining to any security or other interest that ranks pari passu with or senior to the interests of the holder of such B-Note, Mezzanine
         Loan, Whole Loan or (where the Lender so designates the same) Eligible
         Other Asset in respect of the related Mortgaged Property and there is no provision in any such agreement which would provide for any increase in the principal amount of any such interest.

1.52     No Fraud                                                                    [ ] Yes   [  ] N/A

         No fraudulent acts were committed by the Borrower in connection with its acquisition or origination of such B-Note, Mezzanine Loan, Whole
         Loan or (where the Lender so designates the same) Eligible Other Asset nor were any fraudulent acts committed by any person in connection with the origination of such B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset.

1.53     Liabilities                                                                 [ ] Yes   [  ] N/A

         The Borrower has not received written notice of any outstanding liabilities, obligations, losses, damages, actions, judgments, suits, costs, expenses or disbursements of any kind for which the holder of such B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset is or may become liable.

1.54     Title                                                                       [ ] Yes   [  ] N/A

         The Mortgagor (or an Affiliate) for such B-Note, Mezzanine Loan, Whole
         Loan or (where the Lender so designates the same) Eligible Other Asset has title in the fee simple interest in the related Mortgaged
         Property.

1.55     Encumbrances                                                                [ ] Yes   [  ] N/A

         Each Mortgaged Property securing such B-Note, Mezzanine Loan, Whole
         Loan or (where the Lender so designates the same) Eligible Other Asset is not encumbered, and none of the related Debt Finance Documents permits such Mortgaged Property to be encumbered subsequent to the Utilisation Date of the related Advance made hereunder without the prior written consent of the holder thereof, by any security interest securing the payment of money junior to or of equal priority with, or superior to, the security interest of the related Mortgage.

1.56     Utilities                                                                   [ ] Yes   [  ] N/A

         The Mortgaged Property securing such B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset is served by public utilities, water and sewer (or septic facilities) and otherwise appropriate for the use in which such Mortgaged Property is currently being utilised.

1.57     Asset Specific                                                              [ ] Yes   [  ] N/A

         [***Insert any representations and warranties required by reason of the nature of a particular B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other
         Asset or the relevant legal systems***]

2        ELIGIBLE WHOLE LOANS REPRESENTATIONS

         The Borrower and the Sponsor makes to each Finance Party the representations and warranties set out in this Clause 2.

2.1      Nature                                                                      [ ] Yes   [  ] N/A

         Such Whole Loan is a whole loan and contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property or provide for negative amortisation. The Borrower holds no preferred equity interest.

2.2      Asset Specific                                                              [ ] Yes   [  ] N/A

         [***Insert any representations and warranties required by reason of the nature of a particular Whole Loan or the relevant legal systems***]

3        ELIGIBLE B-NOTE REPRESENTATIONS

         The Borrower and the Sponsor makes to each Finance Party the representations and warranties set out in this Clause 3.

3.1      Nature                                                                      [ ] Yes   [  ] N/A

         Such B-Note is a subordinated tranche of a whole loan and contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property or provide for negative amortisation. The Borrower holds no preferred equity interest.

3.2      Senior Debt

         There is no: (a) monetary default, breach or violation with respect to      [ ] Yes   [  ] N/A
         such B-Note, the related Mortgage Loan or any other obligation of the owner of the related Mortgaged Property; (b) material non-monetary default, breach or violation with respect to such B-Note the related
         Mortgage Loan or  any other obligation of the owner of the related Mortgaged Property; or (c) event to the Borrower's knowledge, which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration.

3.3      Asset Specific                                                              [ ] Yes   [  ] N/A

         [***Insert any representations and warranties required by reason of the nature of a particular B-Note or the relevant legal systems***]

4        ELIGIBLE MEZZANINE LOAN REPRESENTATIONS

         The Borrower and the Sponsor makes to each Finance Party the representations and warranties set out in this Clause 4.

4.1      Nature                                                                      [ ] Yes   [  ] N/A

         Such Mezzanine Loan is whole loan secured on the equity and contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property or provide for negative amortisation. The Borrower holds no preferred equity interest.

4.2      Equity pledges                                                              [ ] Yes   [  ] N/A

         The pledge of ownership interests securing such Mezzanine Loan relates
         (directly or indirectly) to 100 per cent. of the controlling equity or ownership interests in the related Mortgagor (so that there are (subject to the Reservations) no direct or indirect equity or ownership interests in relevant underlying real property owner or in any constituent entity) and has (subject to the Reservations) been fully perfected in favour of the Borrower as mezzanine lender.

4.3      Senior Debt

         There is no: (a) monetary default, breach or violation with respect to      [ ] Yes   [  ] N/A
         such Mezzanine Loan, the related Mortgage Loan or any other obligation of the owner of the related Mortgaged Property; (b) material non-monetary default, breach or violation with respect to such
         Mezzanine Loan the related  Mortgage Loan or any other
         obligation of the owner of the related Mortgaged Property; or (c) event to the Borrower's knowledge, which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration.

4.4      Duly Issued

         All of the shares which secure such Mezzanine Loan have been duly and       [ ] Yes   [  ] N/A
         validly issued and are fully paid-up.

4.5      Asset Specific                                                              [ ] Yes   [  ] N/A

         [***Insert any representations and warranties required by reason of the nature of a particular Mezzanine Loan or the relevant legal systems***]

5        ELIGIBLE SECURITIES REPRESENTATIONS

         The Borrower and the Sponsor makes to each Finance Party the representations and warranties set out in this Clause 5.

5.1      Information                                                                 [ ] Yes   [  ] N/A

         The information set forth in the Preliminary Due Diligence Package is, so far as the Borrower or, as the case may be, the Sponsor is aware
         (having made all reasonable enquiries) complete, true and correct in all material respects as of the relevant closing date and is a complete and accurate list of all those documents which are relevant for the purposes of such CMBS or (where the Lender so designates the same)
         Eligible Other Asset.

5.2      Eligibility                                                                 [ ] Yes   [  ] N/A

         Such CMBS or (where the Lender so designates the same) Eligible Other
         Asset or (where the Lender so designates the same) Eligible Other Asset are Eligible Assets.

5.3      Nature

         Such CMBS or (where the Lender so designates the same) Eligible Other       [ ] Yes   [  ] N/A
         Asset or (where the Lender so designates the same) Eligible Other Asset are owned by the Borrower is performing Assets secured by one or more
         Underlying Loans backed by Multi-family and/or Commercial Property. Yes
         N/A

5.4      Ownership

         (a)   Following any the making of any Advance on the Utilisation Date       [ ] Yes   [  ] N/A
               for the financing of such CMBS or (where the Lender so designates the same) Eligible Other Asset or (where the Lender so designates the same) Eligible Other Asset, the Borrower had good title to, and was the sole owner of an Eligible Interest in such CMBS or
               (where the Lender so designates the same) Eligible Other Asset or
               (where the Lender so designates the same) Eligible Other Asset free and clear of any and all security interests and/or other encumbrances.

         (b)   The Borrower has full right, power and authority to transfer and      [ ] Yes   [  ] N/A
               assign such CMBS or (where the Lender so designates the same)
               Eligible Other Asset.

         (c)   The Borrower has full right, power and authority to transfer and      [ ] Yes   [  ] N/A
               assign such CMBS or (where the Lender so designates the same)
               Eligible Other Asset.

         (d)   The Borrower has full right, power and authority to sell and          [ ] Yes   [  ] N/A
               assign such CMBS or (where the Lender so designates the same)
               Eligible Other Asset or (where the Lender so designates the same)
               Eligible Other Asset and such CMBS or (where the Lender so designates the same) Eligible Other Asset or (where the Lender so designates the same) Eligible Other Asset have not been
               cancelled, satisfied or rescinded in whole or part nor has any instrument been executed that would effect a cancellation, satisfaction or rescission thereof.

         (e)   The entry into by the Borrower of this Agreement (and the             [ ] Yes   [  ] N/A
               agreements contemplated hereby) in relation to such CMBS or
               (where the Lender so designates the same) Eligible Other Asset or
               (where the Lender so designates the same) Eligible Other Asset does not require the Borrower to obtain any approval, consent, authorisation or order of or registration or filing with or notice to, any court or governmental or regulatory agency or body that has not been obtained.

5.5      Payment Record

         (a)   No scheduled payment of principal and interest under such CMBS or     [ ] Yes   [  ] N/A
               (where the Lender so designates the same) Eligible Other Asset is thirty days or more beyond any applicable grace period, and such
               CMBS or (where the Lender so designates the same) Eligible Other
               Asset were not thirty days or more delinquent in the twelve-Month period immediately preceding the Utilisation Date relating to the first financing thereof through Advances made available under this Agreement.

         (b)   Except as including in the Information, (i) no interest               [ ] Yes   [  ] N/A
               shortfalls have occurred and no realised losses have been applied to such CMBS or (where the Lender so designates the same)
               Eligible Other Asset or otherwise incurred with respect to any mortgage loan related to such CMBS or (where the Lender so designates the same) Eligible Other Asset nor any class of securities issued under the same governing documents as such CMBS or (where the Lender so designates the same) Eligible Other
               Asset, and (ii) the Borrower is not aware of any circumstances that could have a material adverse effect on such CMBS or (where the Lender so designates the same) Eligible Other Asset.

5.6      Compliance with law

         Such CMBS or (where the Lender so designates the same) Eligible Other       [ ] Yes   [  ] N/A
         Asset comply in all material respects with (or is exempt from) all requirements of applicable law relating to such CMBS or (where the
         Lender so designates the same) Eligible Other Asset.

5.7      Title                                                                       [ ] Yes   [  ] N/A

         To the best knowledge of the Borrower, in relation to such CMBS or (where the Lender so designates the same) Eligible Other Asset, the related Securities Issuer is the sole legal and beneficial owner of the Underlying Loans and the Underlying Mortgages relating thereto.

5.8      No partly paid CMBS or (where the Lender so designates the same)            [ ] Yes   [  ] N/A
         Eligible Other Asset

         Such CMBS or (where the Lender so designates the same) Eligible Other
         Asset are fully paid and subscribed for and the terms thereof do not require the holder thereof to pay or advance any additional or further sums by way of deferred purchase price, calls or otherwise.

5.9      Securities Finance Documents provisions

         (a)   To the extent applicable, the Securities Finance Documents for        [ ] Yes   [  ] N/A
               such CMBS or (where the Lender so designates the same) Eligible
               Other Asset together with applicable law, contain customary and enforceable provisions for comparable securities (subject to the
               Reservations) such as would be expected to render the rights and remedies of the holder thereof adequate for the practical
               realisation against the related Underlying Loans and related
               Underlying Mortgages of the principal benefits of the security intended to be provided thereby.

         (b)   The Securities Finance Documents for such CMBS or (where the
               Lender so designates the same) Eligible Other Asset contain:

               (i)    enforceable representations and warranties relating to,        [ ] Yes   [  ] N/A
                      inter alia, the Underlying Loans, the Underlying
                      Mortgages, the Underlying Mortgaged Property and the
                      Underlying Mortgagors related thereto similar to those
                      applicable to comparable securities;

               (ii)   without limitation to the generality of the foregoing,         [ ] Yes   [  ] N/A
                      representations and warranties as to the title of the
                      relevant Mortgagors to the relevant Mortgaged Properties,
                      the financial terms of the related Underlying Loans, the
                      priority, perfection and enforceability of the Underlying
                      Loans and the Underlying Mortgages, the underwriting and
                      due diligence process carried out by the originator of the
                      Underlying Loans and the Underlying Mortgages, the value,
                      insurance cover in place in respect of and environmental
                      condition of the Underlying Properties and the performance since origination of the Underlying Loans;

               (iii)  no material exceptions to or disclosure against any of the     [ ] Yes   [  ] N/A
                      abovementioned representations and warranties;

               (iv)   an obligation on the part of the originator of the related     [ ] Yes   [  ] N/A
                      Underlying Loans to repurchase the same for their full
                      principal amount outstanding in the event of a material
                      breach of the abovementioned representations and
                      warranties; and

               (v)    save as included in the Information, neither the Borrower      [ ] Yes   [  ] N/A
                      nor the Sponsor is party to any document, instrument or
                      agreement, and there is no document, that by its terms
                      modifies or affects the rights and obligations of any
                      holder of such CMBS or (where the Lender so designates the same) Eligible Other Asset and neither the Borrower nor
                      the Sponsor has consented to any material change or waiver to any term or provision of any such document, instrument
                      or agreement and no such change or waiver exists.

5.10     All payments of principal interest and other sums due to the Borrower       [ ] Yes   [  ] N/A
         in respect of such CMBS or (where the Lender so designates the same)
         Eligible Other Asset are made to it under the related Securities
         Finance Document without any deduction or withholding for or on account of Tax.

5.11     Security trusts

         To the best knowledge of the Borrower, to the extent applicable, if any Underlying Loan or Underlying Mortgage or other Security constituted in the Securities Finance Documents for such CMBS or (where the Lender so designates the same) Eligible Other Asset is held on trust for the investors and/or related parties:

         (a)   a trustee, duly qualified under applicable law to serve as such,      [ ] Yes   [  ] N/A
               is properly designated and serving as such; and

         (b)   no fees or expenses other than those which are customary are          [ ] Yes   [  ] N/A
               payable to such trustee by the relevant Securities Issuer except in connection with a trustee's sale after default by the related
               Securities Issuer or in connection with any full or partial release of the related Underlying Loans, Underlying Mortgages or related Security for the related CMBS or (where the Lender so designates the same) Eligible Other Asset.

5.12     Status of the Securities Finance Documents

         (a)   Each Securities Finance Document that was executed by or on           [ ] Yes   [  ] N/A
               behalf of the related Securities Issuer is the valid and binding obligation of such Securities Issuer (subject to any non-recourse provisions contained therein), (subject to the Reservations).

         (b)   Such CMBS or (where the Lender so designates the same) Eligible       [ ] Yes   [  ] N/A
               Other Asset have been to the best knowledge of the Borrower validly issued and are fully paid and non-assessable and not subject to pre-emptive rights.

         (c)   As of the date of its issuance such CMBS or (where the Lender so      [ ] Yes   [  ] N/A
               designates the same) Eligible Other Asset complied in all
               material respects with (or is exempt from) all requirements of applicable law relating to such securities.

5.13     Securities Issuer Bankruptcy/Insolvency                                     [ ] Yes   [  ] N/A

         The Borrower has not received any notice of the bankruptcy, liquidation, receivership, administration moratorium or a winding up or administrative order or dissolution (or the equivalent thereof in any relevant jurisdiction) of any the related Securities Issuer.

5.14     Securities Issuer

         (a)   The Securities Issuer for such CMBS or (where the Lender so           [ ] Yes   [  ] N/A
               designates the same) Eligible Other Asset is duly organised and validly existing and, as of the time of the origination of the related security with requisite power and authority to own its assets and to transact the business in which it is now engaged, and the related Underlying Mortgaged Properties constitute the sole assets of such Securities Issuer.

         (b)   The Securities Issuer for such CMBS or (where the Lender so           [ ] Yes   [  ] N/A
               designates the same) Eligible Other Asset has good and marketable title to the related Underlying Loans.

5.15     Advancement of funds to the Borrower                                        [ ] Yes   [  ] N/A

         No holder of such CMBS or (where the Lender so designates the same)
         Eligible Other Asset has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Underlying Loan or Underlying Mortgage, directly or indirectly, for the payment of any amount required by such CMBS or (where the Lender so designates the same) Eligible Other Asset except as permitted pursuant to the terms and conditions of the related
         Securities Finance Documents.

5.16     Cross-collateralisation; Cross-default                                      [ ] Yes   [  ] N/A

         Except as disclosed to the Lender in writing, the CMBS or (where the Lender so designates the same) Eligible Other Asset are not cross-collateralised or cross-defaulted with any loan or security other than one or more other CMBS or (where the Lender so designates the same) Eligible Other Asset (other than securities issued by the same
         Securities Issuer in respect of the same Underlying Loans).

5.17     No material default

         There is no:

         (a) monetary default, breach or violation in existence with respect to such CMBS or (where the Lender so designates the same)
               Eligible Other Asset or any Securities Finance Document relating to the same;

         (b) material non-monetary default, breach or violation with respect to such CMBS or (where the Lender so designates the same)
               Eligible Other Asset or any Securities Finance Document relating to the same; or

         (c) event which with the giving of notice or passage of time would constitute a default, breach, violation or event of acceleration under such CMBS or (where the Lender so designates the same)
               Eligible Other Asset or any CMBS or (where the Lender so designates the same) Eligible Other Asset Finance Document relating to the same.

5.18     Subordinated interests

         (a)   To the best knowledge of the Borrower, such CMBS or (where the        [ ] Yes   [  ] N/A
               Lender so designates the same) Eligible Other Asset do not permit the related Underlying Loans or Underlying Mortgages to be encumbered by any security interest subordinate to or of equal priority with the related Underlying Mortgage without the prior written consent of the holder thereof.

         (b)   To knowledge of the Borrower, none of Underlying Loans or             [ ] Yes   [  ] N/A
               Underlying Mortgages backing such CMBS or (where the Lender so designates the same) Eligible Other Asset is encumbered by any security interest which is subordinate to the related Underlying
               Mortgage.

5.19     Actions concerning CMBS or (where the Lender so designates the same)        [ ] Yes   [  ] N/A
         Eligible Other Asset

         To the knowledge of the Borrower, there are no actions, suits or proceedings pending or threatened before any court, administrative agency or arbitrator concerning such CMBS or (where the Lender so designates the same) Eligible Other Asset or the related Securities
         Issuer or Underlying Mortgages that might: (a) adversely affect title to such CMBS or (where the Lender so designates the same) Eligible
         Other Asset or the validity or enforceability of the related or Underlying Mortgages; (b) that might materially and adversely affect the ` of the Underlying Loans or Underlying Mortgages as security for such CMBS or (where the Lender so designates the same) Eligible Other
         Asset or the use for which the premises were intended; or (c) which could reasonably be expected to materially and adversely affect such Securities Issuer's ability to pay principal, interest or any other amounts due under such CMBS or (where the Lender so designates the same) Eligible Other Asset or the security intended to be provided by the related Securities Finance Documents.

5.20     Servicing                                                                   [ ] Yes   [  ] N/A

         No "servicing transfer event" (howsoever defined) or other event which would lead to the special servicing or enforcement of any related
         Underlying Loan or Underlying Mortgage is currently outstanding in relation to such CMBS or (where the Lender so designates the same)
         Eligible Other Asset.

5.21     Licenses and permits                                                        [ ] Yes   [  ] N/A

         To the knowledge of the Borrower, as of the date of origination or acquisition of such CMBS or (where the Lender so designates the same)
         Eligible Other Asset, the related Securities Issuer and all other material parties thereto were in possession of all material licenses, permits and consents required by applicable law for the issue of and consummation of the transactions contemplated by such CMBS or (where the Lender so designates the same) Eligible Other Asset.

5.22     Non-Recourse Exceptions                                                     [ ] Yes   [  ] N/A

         To the best knowledge of the Borrower, the Securities Finance Documents for such CMBS or (where the Lender so designates the same) Eligible
         Other Asset provide that such CMBS or (where the Lender so designates the same) Eligible Other Asset constitutes the limited recourse obligations of the related obligor thereon.

5.23     Single purpose entity                                                       [ ] Yes   [  ] N/A

         The Securities Issuer for such CMBS or (where the Lender so designates the same) Eligible Other Asset, was to the best knowledge of the Borrower, as of the issue of such CMBS or (where the Lender so designates the same) Eligible Other Asset, a Special Purpose Vehicle.
         For this purpose, a "Special Purpose Vehicle" shall mean an entity, other than an individual, whose organisational documents (or covenants given by it) provide substantially to the effect that it was formed or organised solely for the purpose of owning the related Underlying Loans and Underlying Mortgages and issuing such CMBS or (where the Lender so designates the same) Eligible Other Asset and prohibit it from engaging in any business unrelated to the issue of such CMBS or (where the Lender so designates the same) Eligible Other Asset, and whose organisational documents (or covenants given by it) further provide, or which entity represented in the related Securities Finance Documents, substantially to the effect that it does not have any assets other than those related to its interest in and the related Underlying Loans and Underlying Mortgages and issuing such CMBS or (where the Lender so designates the same) Eligible Other Asset, or any indebtedness other than as permitted by such CMBS or (where the Lender so designates the same) Eligible Other Asset, that it has its own books and records and accounts separate and apart from any other person, and that it holds itself out as a legal entity, separate and apart from any other person.

5.24     No offsets, defences or counterclaims                                       [ ] Yes   [  ] N/A

         Such CMBS or (where the Lender so designates the same) Eligible Other
         Asset are not subject to reduction (other than by virtue of a permitted pre-payment) or disallowance for any reason, including without limitation, any setoff, right of recoupment, defence, counterclaim or impairment of any kind.

5.25     No advances of funds                                                        [ ] Yes   [  ] N/A

         No party to the Securities Finance Documents for such CMBS or (where the Lender so designates the same) Eligible Other Asset has advanced funds on account of any default under such CMBS or (where the Lender so designates the same) Eligible Other Asset or any related Underlying
         Loan or Underlying Mortgage

5.26     Liquidity and servicer advances

         (a)   No liquidity advances or servicer advances (in each case,             [ ] Yes   [  ] N/A
               howsoever described) have been made directly or indirectly in relation to such CMBS or (where the Lender so designates the same) Eligible Other Asset or any related Underlying Loan.

         (b)   There is no material inaccuracy in any servicer report or trustee     [ ] Yes   [  ] N/A
               report delivered to it (and, in turn, delivered pursuant to the terms of the Finance Documents) in connection with such CMBS or
               (where the Lender so designates the same) Eligible Other Asset.

5.27     Waivers and modifications

         (a)   The Borrower has not waived (or consented to any waiver of) any       [ ] Yes   [  ] N/A
               material default, breach, violation or event of acceleration under such CMBS or (where the Lender so designates the same)
               Eligible Other Asset and/or the related Securities Finance
               Documents.

         (b)   No Person or party other than the holder of such CMBS or (where       [ ] Yes   [  ] N/A
               the Lender so designates the same) Eligible Other Asset (or a trustee or servicer on its behalf) may declare any event of default or accelerate the related indebtedness under such CMBS or
               (where the Lender so designates the same) Eligible Other Asset.

         (c)   The terms of the related Securities Finance Documents have not        [ ] Yes   [  ] N/A
               been impaired, waived, altered or modified in any material respect.

         (d)   Except as included in the Information, there is no document,          [ ] Yes   [  ] N/A
               instrument or agreement that by its terms modifies or affects the rights and obligations of any holder of such CMBS or (where the
               Lender so designates the same) Eligible Other Asset the terms of the related servicing agreement or any other agreement relating to such CMBS or (where the Lender so designates the same)
               Eligible Other Asset, and since issuance, there has been no material change or waiver to any form or provision of any such document, instrument or agreement.

5.28     Sequential Trigger                                                          [ ] Yes   [  ] N/A

         No event (or series of events) has occurred (to the best of the Borrower's knowledge and belief) which would result in distributions of principal on such CMBS or (where the Lender so designates the same)
         Eligible Other Asset no longer being made on a pari passu basis with other CMBS secured on the same Underlying Loans but instead being subordinated to such other CMBS.

5.29     Securities Act of 1933 as amended                                           [ ] Yes   [  ] N/A

         As of the date of its issuance, such CMBS or (where the Lender so designates the same) Eligible Other Asset complied in all material respects with, or was exempt from any registration requirements of the Securities Act of 1933, as amended.

5.30     Real Estate Mortgage Investment Conduits                                    [ ] Yes   [  ] N/A

         Such CMBS or (where the Lender so designates the same) Eligible Other
         Asset consist of debt instruments backed by ownership interests in one or more Underlying Loans which in turn are secured by one or more first priority mortgages over Commercial and/or Multifamily Properties.

5.31     Underlying Mortgager's credit standing                                      [ ] Yes   [  ] N/A

         There are no circumstances or conditions with respect to such CMBS or (where the Lender so designates the same) Eligible Other Asset, the related Underlying Mortgaged Property or the related Underlying
         Mortgagor's credit standing that can reasonably be expected to cause private institutional investors to regard such CMBS or (where the Lender so designates the same) Eligible Other Asset as an unacceptable investment or adversely affect the value or marketability of such CMBS or (where the Lender so designates the same) Eligible Other Asset.

5.32     Transferability

         (a)   Such CMBS or (where the Lender so designates the same) Eligible       [ ] Yes   [  ] N/A
               Other Asset are freely transferable.

         (b)   The Securities Finance Documents for such CMBS or (where the          [ ] Yes   [  ] N/A
               Lender so designates the same) Eligible Other Asset contain no provision limiting the right or ability of the Borrower to assign, transfer and convey such CMBS or (where the Lender so designates the same) Eligible Other Asset to any other Person, except, however, for customary intercreditor restrictions
               limiting assignees to "qualified transferees".

         (c)   Other than consents and approvals obtained as of the related          [ ] Yes   [  ] N/A
               Utilisation Date, no consent or approval by any person is
               required in connection with the Borrower's acquisition of such
               CMBS or (where the Lender so designates the same) Eligible Other
               Asset, or the entry into by the Borrower of this Agreement (or any agreements contemplated hereby), for the Borrower or any purchaser's, assignee's, participant's or sub-participant's exercise of any rights or remedies in respect of such CMBS or
               (where the Lender so designates the same) Eligible Other Asset or for the Lender's sale, creation of security or other disposition of such CMBS or (where the Lender so designates the same)
               Eligible Other Asset in accordance with the terms of the Finance
               Documents.

         (d)   No third party holds any "right of first refusal", "right of          [ ] Yes   [  ] N/A
               first negotiation", "right of first offer", purchase option, or other similar rights of any kind in respect of such CMBS or
               (where the Lender so designates the same) Eligible Other Asset, and no other impediment exists to any such transfer or exercise of rights or remedies in respect of such CMBS or (where the
               Lender so designates the same) Eligible Other Asset.

5.33     Usury

         Such CMBS (or where the Lender so designates the same) Eligible Other       [ ] Yes   [  ] N/A
         Asset and the interest and other payments contracted for complied as of the date of origination with, or is exempt from, applicable laws, regulations and other requirements pertaining to usury.

5.34     Reserves

         All reserves, funds, escrows and deposits required pursuant to the          [ ] Yes   [  ] N/A
         Securities Finance Documents for such CMBS or (where the Lender so designates the same) Eligible Other Asset have been so funded and deposited, are in the possession, or under the control, of an agent of trustee for the holders of such CMBS or (where the Lender so designates the same) Eligible Other Asset and there are no deficiencies in connection therewith.

5.35     Affiliate Transactions                                                      [ ] Yes   [  ] N/A

         Such CMBS or (where the Lender so designates the same) Eligible Other
         Asset have not been acquired from an Affiliate other than a direct parent of the Borrower.

5.36     Related Debt                                                                [ ] Yes   [  ] N/A

         No default or event of default has occurred under any agreement pertaining to any security or other interest that ranks pari passu with or senior to the interests of the holder of such CMBS or (where the Lender so designates the same) Eligible Other Asset in respect of the related Underlying Mortgage Loans and there is no provision in any such agreement which would provide for any increase in the principal amount of any such interest.

5.37     No Fraud                                                                         [ ] Yes   [  ] N/A

         No fraudulent acts were committed by the Borrower in connection with its acquisition or origination of such CMBS or (where the Lender so designates the same) Eligible Other Asset nor were any fraudulent acts committed by any person in connection with the origination of such CMBS or (where the Lender so designates the same)
         Eligible Other Asset.

5.38     Liabilities                                                                 [ ] Yes   [  ] N/A

         The Borrower has not received written notice of any outstanding liabilities, obligations, losses, damages, actions, judgments, suits, costs, expenses or disbursements of any kind for which the holder of such CMBS or (where the Lender so designates the same) Eligible Other
         Asset is or may become liable.

5.39     Asset Specific                                                              [ ] Yes   [  ] N/A

         [***Insert any representations and warranties required by reason of the nature of a particular Security or the relevant legal systems***]

For the purposes of each of Clause 1 (Eligible Debt Asset Representations),
Clause 2 (Eligible Whole Loans Representations), Clause 3 (Eligible B-Note
Representations), Clause 4 (Eligible Mezzanine Loan Representations) and Clause
5 (Eligible Securities or Representations) "Reservations" means:

         (a) the principles that equitable remedies are remedies which may be granted or refused at the discretion of the court;

         (b) the limitation of enforcement by laws relating to bankruptcy, insolvency, liquidation, reorganisation, court schemes, moratoria, administration and other laws generally affecting the rights of creditors; and

         (c)   the time barring of claims under any applicable limitation acts;
               and

any legal principle similar to those set out in paragraphs (a) to (c)
(inclusive) above under any relevant jurisdiction other than England and which are brought to the attention of the Lender.


                              Annex 2 to Schedule 5
                           Financed Asset Schedule(1)


                                                               Original    Current
                                                               Principal  Principal
                                                                Amount      Amount
                                   Proposed                       of         of        Anticipated  Requested     Requested
               Property  Name of   Utilisation Asset   Asset   Eligible    Eligible      Market      Advance     Utilisation
Asset Number     Name    Borrower    Date      Class    Type     Asset       Asset        Value        Rate          Date
------------   --------  -------   ---------  ------   -----   ---------   ---------  -----------   ----------   -----------




------------------------
(1) Any Financed Asset Schedule attached electronically to any Utilisation
    Request shall be attached as a "pdf" file.


                              Annex 3 to Schedule 5
                           Asset Conditions Precedent

Eligible Securities or (where the Lender so designates the same) Eligible Other Asset


                                                                                                                  Comments
-----------------------------------------------------------------------------------------------------------------------------------
         (a)   Eligible Securities or (where the Lender so designates the same)
               Eligible Other Asset

         (b)   A copy, certified by an Authorised Signatory of the Sponsor as a      [ ] Yes   [  ] N/A
               true, correct and complete copy of the documents delivered to the
               Borrower and any ancillary documents required to be delivered to the Borrower under such Securities Finance Documents (which documents may be delivered in electronic mail or "e-mail" format, or by disk); provided, however, that to the extent any of the foregoing documents are not available on the date of delivery of a Utilisation Request, the Sponsor shall be required to deliver or cause to be delivered such documents promptly after the
               Utilisation Date (but in no event more than five Business Days after receipt thereof).

         (c)   A Redirection Letter from the Borrower to the trustee under the       [ ] Yes   [  ] N/A
               Securities Finance Documents, instructing the trustee to remit all sums required to be remitted to the holder of such CMBS or
               (where the Lender so designates the same) Eligible Other Asset under the Securities Finance Documents to the Collection Account.

         (d)   Copies of all distribution statements, if any, delivered to the       [ ] Yes   [  ] N/A
               Borrower pursuant to the Securities Finance Documents during the three-Month period immediately preceding the relevant Utilisation
               Date.

         (e)   From time to time, the Borrower shall forward to the Lender           [ ] Yes   [  ] N/A
               additional original documents or additional documents evidencing any assumption, modification, consolidation or extension of any
               CMBS or (where the Lender so designates the same) Eligible Other
               Asset approved in accordance with the terms of this Agreement promptly when they are received. (Condition Subsequent).

         (f)   A Trust Receipt (and where appropriate a Bailee Letter) from the      [ ] Yes   [  ] N/A
               Document Custodian in respect of such CMBS or (where the Lender so designates the same) Eligible Other Asset.

         (g)   A copy of the Closing Data Tape for such CMBS or (where the           [ ] Yes   [  ] N/A
               Lender so designates the same) Eligible Other Asset.

         (h)   [***Insert any other documents/conditions necessitated by the         [ ] Yes   [  ] N/A
               nature of the Asset or the relevant legal systems***]

         (i)   Eligible Mezzanine Loans

         (j)   A copy, certified by an Authorised Signatory of the Sponsor as a      [ ] Yes   [  ] N/A
               true, correct and complete copy of the document delivered to the
               Borrower and any ancillary documents required to be delivered to the Borrower under such Debt Finance Documents (which documents may be delivered in electronic mail or "e-mail" format, or by disk); provided, however, that to the extent any of the foregoing documents are not available on the date of delivery of a
               Utilisation Request, the Sponsor shall be required to deliver or cause to be delivered such documents promptly after the
               Utilisation Date (but in no event more than five Business Days after receipt thereof).

         (k)   A certificate signed by an Authorised Signatory of the Sponsor        [ ] Yes   [  ] N/A
               stating that the documents required to be delivered by the
               Borrower hereunder have been delivered to the Lender and copies of opinions of counsel, if any have been delivered with respect to the foregoing, have been delivered to the Lender to the extent reasonably requested by the Lender.

         (l)   An Redirection Letter from the Sponsor to the Underlying Borrower     [ ] Yes   [  ] N/A
               (or the agent for the lenders) under the Debt Finance Documents, instructing the [trustee] [facility agent] to remit all sums required to be remitted to the holder of such Mezzanine Loans under the Debt Finance Documents to one or more specified
               Collection Accounts.

         (m)   A copy, certified by an Authorised Signatory of the Sponsor, of       [ ] Yes   [  ] N/A
               each Debt Asset Transfer Certificate transferring such Mezzanine
               Loan to the Borrower, duly executed by the Borrower, the facility agent (howsoever defined in the relevant Debt Finance Documents)
               and any other necessary parties (if any) under the Debt Finance
               Documents.

         (n)   Copies of all documents relating to the formation and                 [ ] Yes   [  ] N/A
               organisation of the Mortgagor in respect of such Mezzanine Loan, together with all consents and resolutions delivered in
               connection with such Mortgagor's obtaining the Mezzanine Loan.

         (o)   The original certificates representing the pledged equity             [ ] Yes   [  ] N/A
               interests (if any).

         (p)   Assignment of any management agreements, agreements among equity      [ ] Yes   [  ] N/A
               interest holders or other material contracts.

         (q)   Evidence (which may be certificate signed by an Authorised            [ ] Yes   [  ] N/A
               Signatory confirming such circumstances) that the pledged
               ownership interests have been transferred to, or otherwise made subject to a first priority security interest in favour of, the applicable Borrower.

         (r)   From time to time, the Borrower shall forward to the Lender           [ ] Yes   [  ] N/A
               additional original documents or additional documents evidencing any assumption, modification, consolidation or extension of a
               Mezzanine Loan approved in accordance with the terms of this
               Agreement promptly when they are received. (Condition
               Subsequent).

         (s)   A Trust Receipt (and where appropriate a Bailee Letter) from the      [ ] Yes   [  ] N/A
               Document Custodian in respect of such Mezzanine Loan.


         (t)   A copy of the Closing Data Tape for such Mezzanine Loan.              [ ] Yes   [  ] N/A

         (u)   [***Insert any other documents/conditions necessitated by the         [ ] Yes   [  ] N/A
               nature of the Asset or the relevant legal systems***]

         (v)   Eligible B-Notes

         (w)   A copy, certified by an Authorised Signatory of the Sponsor as a      [ ] Yes   [  ] N/A
               true, correct and complete copy of the document delivered to the
               Borrower and any ancillary documents required to be delivered to the Borrower under such Debt Finance Documents (which documents may be delivered in electronic mail or "e-mail" format, or by disk); provided, however, that to the extent any of the foregoing documents are not available on the date of delivery of a
               Utilisation Request, the Sponsor shall be required to deliver or cause to be delivered such documents promptly after the
               Utilisation Date (but in no event more than five Business Days after receipt thereof).

         (x)   A certificate signed by an Authorised Signatory of the Sponsor        [ ] Yes   [  ] N/A
               stating that the documents required to be delivered by the
               Borrower hereunder have been delivered to the Lender and copies of opinions of counsel, if any have been delivered with respect to the foregoing, have been delivered to the Lender to the extent reasonably requested by the Lender.

         (y)   A Redirection Letter from the Sponsor to the Underlying Borrower      [ ] Yes   [  ] N/A
               (or the agent for the lenders) under the Debt Finance Documents, instructing the trustee to remit all sums required to be remitted to the holder of such B-Notes under the Debt Finance Documents to one or more specified Collection Accounts.

         (z)   From time to time, the Borrower shall forward to the Lender           [ ] Yes   [  ] N/A
               additional original documents or additional documents evidencing any assumption, modification, consolidation or extension of an
               B-Note approved in accordance with the terms of this Agreement promptly when they are received. (Condition Subsequent).

         (aa)  A copy of the Mortgage with evidence that such original has been      [ ] Yes   [  ] N/A
               submitted for recordation in the appropriate governmental
               recording office of the jurisdiction where the Mortgaged Property is located.

         (bb)  A copy of all assumption, modification, consolidation or              [ ] Yes   [  ] N/A
               extension agreements with evidence, to the extent applicable, that such originals have each been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

         (cc)  A copy of the assignment of leases and rents, if any, with            [ ] Yes   [  ] N/A
               evidence that the original has been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

         (dd)  A copy of all intervening assignments of assignment of leases and     [ ] Yes   [  ] N/A
               rents, if any, or copies thereof, with evidence of recording thereon.

         (ee)  A Trust Receipt (and where appropriate a Bailee Letter) from the      [ ] Yes   [  ] N/A
               Document Custodian in respect of such B-Note.


         (ff)  A copy of the Closing Data Tape for such B-Note.                      [ ] Yes   [  ] N/A

         (gg)  [***Insert any other documents/conditions necessitated by the         [ ] Yes   [  ] N/A
               nature of the Asset or the relevant legal systems***]

         (hh)  Eligible Whole Loans

         (ii)  A copy, certified by an Authorised Signatory of the Sponsor as a      [ ] Yes   [  ] N/A
               true, correct and complete copy of the document delivered to the
               Borrower and any ancillary documents required to be delivered to the Borrower under such Debt Finance Documents (which documents may be delivered in electronic mail or "e-mail" format, or by disk); provided, however, that to the extent any of the foregoing documents are not available on the date of delivery of a
               Utilisation Request, the Sponsor shall be required to deliver or cause to be delivered such documents promptly after the
               Utilisation Date (but in no event more than five Business Days after receipt thereof).

         (jj)  A certificate signed by an Authorised Signatory of the Sponsor        [ ] Yes   [  ] N/A
               stating that the documents required to be delivered by the
               Borrower hereunder have been delivered to the Lender and copies of opinions of counsel, if any have been delivered with respect to the foregoing, have been delivered to the Lender to the extent reasonably requested by the Lender.

         (kk)  A Redirection letter from the Borrower to the Underlying Borrower     [ ] Yes   [  ] N/A
               (or the agent for the lenders) under the Debt Finance Documents, instructing the [trustee] [facility agent] to remit all sums required to be remitted to the holder of such Whole Loans under the Debt Finance Documents to a Collection Account.

         (ll)  From time to time, the Borrower shall forward to the Lender           [ ] Yes   [  ] N/A
               additional original documents or additional documents evidencing any assumption, modification, consolidation or extension of an
               Whole Loan approved in accordance with the terms of this
               Agreement promptly when they are received. (Condition Subsequent)

         (mm)  A copy of the Mortgage with evidence that such original has been      [ ] Yes   [  ] N/A
               submitted for recordation in the appropriate governmental
               recording office of the jurisdiction where the Mortgaged Property is located.

         (nn)  A copy of all assumption, modification, consolidation or              [ ] Yes   [  ] N/A
               extension agreements with evidence, to the extent applicable, that such originals have each been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

         (oo)  A copy of the assignment of leases and rents, if any, with            [ ] Yes   [  ] N/A
               evidence that the original has been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

         (pp)  A copy of all intervening assignments of assignment of leases and     [ ] Yes   [  ] N/A
               rents, if any, or copies thereof, with evidence of recording thereon.

         (qq)  A Trust Receipt (and where appropriate a Bailee Letter) from the      [ ] Yes   [  ] N/A
               Document Custodian in respect of such Whole Loan.

         (rr)  A copy of the Closing Data Tape for such Whole Loan.                  [ ] Yes   [  ] N/A

         (ss)  [***Insert any other documents/conditions necessitated by the         [ ] Yes   [  ] N/A
               nature of the Asset or the relevant legal systems***]

         (tt)  Any other documents or instruments necessary in the reasonable        [ ] Yes   [  ] N/A
               opinion of the Lender to create and perfect in favour of the
               Lender a valid perfected first priority security interest in such
               Whole Loans.

         (uu)  Other Eligible Assets

         (vv) Such documents, certificates, letters, opinions and other matters as the Lender may specify in relation to such Other Eligible
               Asset.

         (ww)  Other documents and evidence

         (xx)  A copy, certified by an Authorised Signatory of the Sponsor of:

         (yy)  (to the extent the same has been obtained at any time in              [ ] Yes   [  ] N/A
               connection with such B-Note, Mezzanine Loan, Whole Loan or (where the Lender so designates the same) Eligible Other Asset) in respect of each B-Note, Mezzanine Loan, Whole Loan or (where the
               Lender so designates the same) Eligible Other Asset and (to the extent that the same are available to holders of the same) each of the CMBS or (where the Lender so designates the same) Eligible
               Other Asset shall have received a "Phase 1" (and, if necessary,
               "Phase 2") environmental report, an asbestos survey, if
               applicable, and an engineering report, each in form reasonably satisfactory to the Lender, by an engineer or environmental consultant reasonably approved by the Lender;

         (zz)  in respect of each B-Note, Mezzanine Loan, Whole Loan or (where       [ ] Yes   [  ] N/A
               the Lender so designates the same) Eligible Other Asset and (to the extent that the same are available to holders of the same)
               each of the CMBS or (where the Lender so designates the same)
               Eligible Other Asset either a Valuation (or a draft thereof). If the Lender receives only a draft Valuation prior to the related
               Utilisation Date, the Borrower shall deliver the final Valuation on or before thirty (30) days after such Utilisation Date;

         (aaa) in respect of each B-Note, Mezzanine Loan, Whole Loan or (where       [ ] Yes   [  ] N/A
               the Lender so designates the same) Eligible Other Asset and (to the extent that the same are available to holders of the same)
               each of the CMBS or (where the Lender so designates the same)
               Eligible Other Asset shall have received certificates or other evidence of insurance demonstrating insurance coverage in respect of the Mortgaged Property of types, in amounts, with insurers and otherwise in compliance with the terms, provisions and conditions set forth in the Debt Finance Documents. Such certificates or other evidence shall indicate that the Borrower will be named as an additional insured as its interest may appear and shall contain a loss payee endorsement in favour of such additional insured with respect to the policies required to be maintained under the Debt Finance Loan Documents;

         (bbb) in respect of each B-Note, Mezzanine Loan, Whole Loan or (where       [ ] Yes   [  ] N/A
               the Lender so designates the same) Eligible Other Asset and (to the extent that the same are available to holders of the same)
               each of the CMBS or (where the Lender so designates the same)
               Eligible Other Asset shall have received all surveys of the
               Mortgaged Property that are in the possession of the Borrower;

         (ccc) in respect of each B-Note, Mezzanine Loan, Whole Loan or (where       [ ] Yes   [  ] N/A
               the Lender so designates the same) Eligible Other Asset, the
               Lender or its counsel shall have received, as reasonably
               requested by the Lender, satisfactory reports of all corporate, title, security, litigation and tax searches which are customary in the relevant jurisdiction(s) acceptable to the Lender with respect to the B-Note, Mezzanine Loan, Whole Loan or (where the
               Lender so designates the same) Eligible Other Assets, Mortgaged
               Property and Mortgagor, such searches to be conducted in each location the Lender shall reasonably designate;

         (ddd) in respect of each B-Note, Mezzanine Loan, Whole Loan or (where       [ ] Yes   [  ] N/A
               the Lender so designates the same) Eligible Other Asset, the
               Lender or its counsel shall have received, as reasonably
               requested by the Lender, satisfactory reports of each attorney's certificate or report of title (or any equivalent thereto) in each case to the extent that the same are customary in the relevant jurisdiction(s) acceptable to the Lender with respect to the B-Notes, Mezzanine Loans, Whole Loans or (where the Lender so designates the same) Eligible Other Assets, Mortgaged Property,
               Borrower and Mortgagor;

         (eee) copies of all legal opinions in the Borrower's possession with        [ ] Yes   [  ] N/A
               respect to the B-Note, Mezzanine Loan, Whole Loan or (where the
               Lender so designates the same) Eligible Other Asset or the CMBS or (where the Lender so designates the same) Eligible Other Asset which shall be in form and substance reasonably satisfactory to the Lender;

         (fff) in respect of each of the CMBS or (where the Lender so designates     [ ] Yes   [  ] N/A
               the same) Eligible Other Asset, the Lender shall have received a copy of the offering circular (or equivalent thereto) for the same (with all attachments thereto including any CD ROMs) and copies of all investor reports, rating agency reports and other information, reports and documents then available to holders of such CMBS or (where the Lender so designates the same) Eligible
               Other Asset;

         (ggg) Certified copy of each transfer certificate transferring any          [ ] Yes   [  ] N/A
               B-Notes, Mezzanine Loans, Whole Loans or (where the Lender so designates the same) Eligible Other Assets to the Borrower and in respect of which Interest is created by or pursuant to any
               Security Document; and

         (hhh) a copy certified by an Authorised Signatory of the Sponsor of any     [ ] Yes   [  ] N/A
               other Authorisation or other document, opinion or assurance which the Agent considers to be necessary or desirable in connection with the entry into and performance of the transactions
               contemplated by any Finance Document or for the validity and enforceability of any Finance Document.


                                   Schedule 6
                             Mandatory Cost Formula

1 The Mandatory Cost is an addition to the interest rate in relation to the cost of compliance with: (a) the requirements of the Bank of England and/or the Financial Services Authority (or, in either case, any other authority which replaces all or any of its functions); or (b) the requirements of the European Central Bank.

2 On the first day of each Interest Period (or as soon as possible thereafter) the Lender shall calculate, as a percentage rate, a rate (the "Additional Cost Rate") for each Lender in accordance with the paragraphs set out below. The Mandatory Cost will be calculated by the Lender as a weighted average of the Lenders' Additional Cost Rates (weighted in proportion to the percentage participation of each Lender in the relevant Advance) and will be expressed as a percentage rate per annum.

3 The Additional Cost Rate for any Lender lending from a Facility Office in a Participating Member State will be the percentage notified by that Lender to the Lender. The Mandatory Cost will be calculated by the Lender as a weighted average of the Lenders' Additional Cost Rates (weighted in proportion to the percentage participation of each Lender in the relevant Advance) and will be expressed as a percentage rate per annum.

4 The Additional Cost Rate for any Lender lending from a Facility Office in the United Kingdom will be calculated by the Lender as follows:

         (a)   in relation to a sterling Advance:

               AB+C(B-D)+Ex0.01 per cent. per annum
               ----------------
                  100-(A+C)

               in relation to an Advance in any currency other than sterling:

               E x 0.01 per cent. per annum.
               --------
                300
Where:

                      (A) is the percentage of Eligible Liabilities (assuming these to be in excess of any stated minimum) which that Lender is from time to time required to maintain as an interest free cash ratio deposit with the Bank of England to comply with cash ratio requirements.

                      (B) is the percentage rate of interest (excluding the Margin and the Mandatory Cost) payable for the relevant Interest Period on the Advance.

                      (C) is the percentage (if any) of Eligible Liabilities which that Lender is required from time to time to maintain as interest bearing Special Deposits with the Bank of England.

                      (D) is the percentage rate per annum payable by the Bank of England to the Lender on interest bearing Special Deposits.

                      (E) is designed to compensate Lenders for amounts payable under the Fees Rules and is calculated by the Lender as being the average of the most recent rates of charge supplied by the Reference Banks to the Lender pursuant to paragraph 7 below and expressed in pounds per (pound)1,000,000.

5        For the purposes of this Schedule:

         (a) "Eligible Liabilities" and "Special Deposits" have the meanings given to them from time to time under or pursuant to the Bank of England Act 1998 or (as may be appropriate) by the Bank of England;

         (b) "Fees Rules" means the rules on periodic fees contained in the FSA Supervision Manual or such other law or regulation as may be in force from time to time in respect of the payment of fees for the acceptance of deposits;

         (c) "Fee Tariffs" means the fee tariffs specified in the Fees Rules under the activity group A.1 Deposit acceptors (ignoring any minimum fee or zero rated fee required pursuant to the Fees Rules but taking into account any applicable discount rate); and

         (d) "Tariff Base" has the meaning given to such term, and will be calculated in accordance with, the Fees Rules.

6 In application of the above Formula, A, B, C and D will be included in the Formula as percentages (i.e. 5 per cent will be included in the formula as 5 and not as 0.05). A negative result obtained by subtracting D from B shall be taken as zero. The resulting figures shall be rounded to four decimal places.

7 If requested by the Lender, each Reference Lender shall, as soon as practicable after publication by the Financial Services Authority, supply to the Lender, the rate of charge payable by that Reference Lender to the Financial Services Authority pursuant to the Fees Rules in respect of the relevant financial year of the Financial Services Authority (calculated for this purpose by that Reference Lender as being the average of the Fee Tariffs applicable to that Reference Lender for that financial year) and expressed in pounds per (pound)1,000,000 of the Tariff Base of that Reference Lender.

8 Each Lender shall supply any information required by the Lender for the purpose of calculating its Additional Cost Rate. In particular, but without limitation, each Lender shall supply the following information on or prior to the date on which it becomes a Lender:

         (a)   the jurisdiction of its Facility Office; and

         (b) any other information that the Lender may reasonably require for such purpose.

9 Each Lender shall promptly notify the Lender of any change to the information provided by it pursuant to this paragraph.

10 The percentages of each Lender for the purpose of A and C above and the rates of charge of each Reference Lender for the purpose of E above shall be determined by the Lender based upon the information supplied to it pursuant to paragraphs 7 and 8 above and on the assumption that, unless a Lender notifies the Lender to the contrary, each Lender's obligations in relation to cash ratio deposits and Special Deposits are the same as those of a typical bank from its jurisdiction of incorporation with a Facility Office in the same jurisdiction as its Facility Office.

11 The Lender shall have no liability to any person if such determination results in an Additional Cost Rate which over or under compensates any Lender and shall be entitled to assume that the information provided by any Lender or Reference Lender pursuant to paragraphs 3, 7 and 8 above is true and correct in all respects.

12 The Lender shall distribute the additional amounts received as a result of the Mandatory Cost to the Lenders on the basis of the Additional Cost Rate for each Lender based on the information provided by each Lender and each Reference Lender pursuant to paragraphs 3, 7 and 8 above.

13 Any determination by the Lender pursuant to this Schedule in relation to a formula, the Mandatory Cost, an Additional Cost Rate or any amount payable to a Lender shall, in the absence of manifest error, be conclusive and binding on all Parties.

14 The Lender may from time to time, after consultation with the Borrower and the Lenders, determine and notify to all Parties any amendments which are required to be made to this Schedule in order to comply with any change in law, regulation or any requirements from time to time imposed by the Bank of England, the Financial Services Authority or the European Central Bank (or, in any case, any other authority which replaces all or any of its functions) and any such determination shall, in the absence of manifest error, be conclusive and binding on all Parties.

                                   Schedule 7
                            Form of Accession Letter

To:      Lehman Commercial Paper Inc., UK Branch as Lender

From:    [Company] and Anthracite Capital Inc.

Dated:   [date]

   Up to $150,000,000 Facility Agreement dated 19 April 2007 (the "Agreement")

1 We refer to the Agreement. This is an Accession Letter. Words and expressions defined in the Agreement have the same meaning in this Accession Letter unless given a different meaning in this Accession Letter.

2 [o] agrees to become an Additional Borrower and to be bound by the terms of the Agreement as an Additional Borrower pursuant to Clause
         29.2 (Additional Borrowers) of the Agreement.

3        [o]'s administrative details are as follows:

Address:

Fax No:

Attention:

4 This Accession Letter will be effective only when countersigned by the Lender.

5        This Accession Letter is governed by English law.

6        This Accession Letter is entered into by way of deed.


         Lehman Commercial Paper Inc., UK Branch           [Company]

         By:                                               By:

         Its:                                              Its:


ACKNOWLEDGED AND AGREED:

Lehman Commercial Paper Inc., UK Branch

By:

Its:

                                   Schedule 8
                           Form of Resignation Letter

To:      [Lender] as Lender

From:    [Borrower] and Anthracite Capital Inc.

Dated:   [date]

                             Anthracite Capital Inc.

   Up to $150,000,000 Facility Agreement dated 19 April 2007 (the "Agreement")

1 We refer to the Agreement. This is a Resignation Letter. Terms defined in the Agreement have the same meaning in this Resignation Letter unless given a different meaning in this Resignation Letter.

2 Pursuant to Clause 29.3 (Resignation of a Borrower), we request that [resigning Borrower] be released from its obligations as a Borrower under the Agreement.

3        We confirm that:

         (a) no Default is continuing or would result from the acceptance of this request; and

         (b) no amount owed by that Borrower under this Agreement is still outstanding.

4 This Resignation Letter will be effective only when countersigned by the Lender.

5        This Resignation Letter is governed by English law.


         Anthracite Capital Inc.                           [Resigning Borrower]

         By:                                               By:

         Its:                                              Its:


ACKNOWLEDGED AND AGREED:

Lehman Commercial Paper Inc., UK Branch

By:

Its:

                                   Schedule 9
                         Form of Compliance Certificate

To:      Lehman Commercial Paper Inc., UK Branch as Lender

From:    AHR Capital Limited and Anthracite Capital Inc.

Dated:   [date]

Dear Sirs,

                               AHR Capital Limited
                             Anthracite Capital Inc.

   Up to $150,000,000 Facility Agreement dated 19 April 2007 (the "Agreement")

1 We refer to the Agreement. This is a Compliance Certificate. Terms defined in the Agreement have the same meaning when used in this Compliance Certificate unless given a different meaning in this Compliance Certificate.

2 We confirm that the Sponsor has maintained an Tangible Net Worth of at least the sum of: (a): Four Hundred Million US dollars ($400,000,000); plus (b) an amount equal to Seventy Five per cent. (75%) of any the proceeds of any Equity Offering. A detailed summary of the calculation of the Sponsor's Tangible Net Worth is attached hereto:

3 We confirm that the ratio of Financial Indebtedness (excluding non-recourse Indebtedness) of the Sponsor plus the Financial Indebtedness of its Subsidiaries to the Tangible Net Worth of the Sponsor has not exceeded 3:1. A calculation of the Sponsor's actual Financial Indebtedness to Tangible Net Worth is attached hereto.

4 We confirm that the Debt Service Coverage Ratio of the Sponsor is at least 1.20:1. A calculation of the Sponsor's Debt Service Coverage Ratio is attached hereto.

5 We confirm that the sum of the Sponsor's: (a) Cash; plus (b) unencumbered and unpledged marketable securities; plus (c) Unfunded Margin Amount is not less than Ten Million US dollars ($10,000,000). A calculation of the same is attached hereto

6 We confirm that the Sponsor has maintained, for the Borrower, insurance in an amount acceptable to the Investment Manager's regulators. The actual amount of such coverage is (euro)[o].

7 We confirm that the financial statements attached hereto are accurate and complete, accurately reflect the financial condition of relevant Person, and do not omit any material fact as of the date(s) thereof.

8 We confirm that the Borrower has observed or performed in all material respects all of its covenants and other agreements, and satisfied every condition, contained in the Agreement and the other Finance Agreements to be observed, performed and satisfied by it. [If a covenant or other agreement or condition has not been complied with, the Borrower shall describe such lack of compliance and provide the date of any related waiver thereof.]

9 We confirm that the Borrower is not currently under investigation or, to best of Borrower's knowledge, no investigation by any federal, state or local government agency is threatened. The Borrower has not been the subject of any government investigation which has resulted in the voluntary or involuntary suspension of a license, a cease and desist order, or such other action as could adversely impact the Borrower's business. [If so, the Borrower shall describe the situation in reasonable detail and describe the action that the Borrower has taken or proposes to take in connection therewith.]

10 We confirm that no Default is outstanding. [If any Default has occurred and is continuing, the Borrower shall describe the same in reasonable detail and describe the action the Borrower has taken or proposes to take with respect thereto, and if such Default has been expressly waived by the Lender in writing, the Borrower shall describe the Default and provide the date of the related waiver.]

11       We confirm that the Repeating Representations are true and correct.

Signed:

By:
     -----------------------
     Authorised Signatory



By:
     -----------------------
     Authorised Signatory

                                   Schedule 10
                              Form of Trust Receipt

To:      Lehman Commercial Paper Inc., UK Branch (the "Lender")

From:    [Wells Fargo]

Dated:   [date]

Dear Sirs,

                                  [Wells Fargo]



      $150,000,000 Facility Agreement dated 19 April 2007 (the "Agreement")

We hereby certify that the above named person is the holder of this Trust Receipt. Pursuant to the Document Custody Agreement, the holder is entitled to [possession of the Asset Files/the benefit of the Bailee Letter in respect of the Asset File] evidenced by this Trust Receipt; provided, however, that in the event that the holder requests [release of an Asset File from the possession of the Document Custodian/to become the direct addressee of any Bailee Letter in respect of an Asset File], the related [Asset/Bailee Letter] shall no longer be subject to or entitled to the benefits of the Document Custody Agreement. Capitalised terms used herein and not otherwise defined shall have the meanings set forth in the Document Custody Agreement dated [o] made between ourselves and the Lender (the "Document Custody Agreement").

In accordance with the provisions of the Document Custody Agreement, the undersigned, as the Document Custodian, hereby certifies that as to each Asset listed in the attached Financed Asset Schedule, it has:

(a) received written confirmation from reputable counsel engaged in the origination or acquisition of the relevant Asset confirming that such counsel has reviewed the Asset File and has determined that:

         (i) all documents delivered on the date hereof in respect of such Asset are listed on the attached inventory list and have been delivered into the possession of the Document Custodian; and

         (ii) the documents in the Asset File have been reviewed by such counsel and have been executed and appear regular on their face and relate to such Asset; or

(b) it has received a Bailee Letter in respect such Asset in which the Baillee certifies the matters referred to in paragraph (a)(i) and (ii) above).

The Document Custodian makes no representations as to: (i) the validity, legality, enforceability, genuineness or due authorisation of any of the Asset Finance Documents with respect to the Assets identified on the related Financed Asset Schedule; or (ii) the collectibility, insurability, effectiveness or suitability of any such Asset. The Document Custodian has not conducted an independent review of the Asset Files other than as specifically outlined in the Document Custody Agreement.

Any transfer of this Trust Receipt may be registered upon presentation of this Trust Receipt: (a) by the holder duly endorsed by the holder hereof or his duly authorised attorney; or (b) by the transferee hereof together with appropriate evidence of such transfer, at the office of the Document Custodian.

The Asset Files may be inspected by the holder hereof at the office of the Document Custodian during normal business hours.

This Trust Receipt shall not be valid for any purpose unless duly executed below by manual signature.

Signed:



                            By:
                                ---------------------------
                                Authorised Signatory



                            By:
                                ---------------------------
                                Authorised Signatory

                                   Schedule 11
                              Form of Bailee Letter

To:      Lehman Commercial Paper Inc., UK Branch (the "Lender")

and:     [Wells Fargo]

From:    [Name of Bailee]

Dated:   [date]

Dear Sirs,

                                [Name of Bailee]



      $150,000,000 Facility Agreement dated 19 April 2007 (the "Agreement")

We hereby certify that that as to each Asset listed in the attached Financed Asset Schedule, it has reviewed the Asset File and have determined that: (a) all documents delivered on the date hereof in respect of such Asset are listed on the attached inventory list and are in our possession; and (b) the documents in the Asset File have been reviewed by us and have been executed and appear regular on their face and relate to such Asset. We make no representations as to: (i) the validity, legality, enforceability, genuineness or due authorisation of any of the Asset Finance Documents with respect to the Assets identified on the related Financed Asset Schedule; or (ii) the collectibility, insurability, effectiveness or suitability of any such Asset. We have not conducted an independent review of the Asset Files other than as specifically outlined in the Document Custody Agreement.

The Asset Files may be inspected at our office during normal business hours.

Signed:

                            By:
                                ---------------------------
                                Authorised Signatory

                                   Schedule 12
                            Form of Closing Data Tape

1.       Asset Number

2.       Project Name

3.       Master Category

4.       Legal Entity

5.       SBU

6.       Deal

7.       Seller

8.       Property Address

9.       City

10.      Country

11.      Property Type

12.      Year Built

13.      No of Properties

14.      Year Renovated

15.      Occupancy

16.      Date Occupancy

17.      Units/Pads/Rooms

18.      NRSF

19.      Appraisal Value

20.      Appraisal Date

21.      Cross Collateralised

22.      Cross-Defaulted(2)
_________________________
(2) With other loans (excluding Underlying Loans).

23.      Original Balance

24.      Current Balance (at cut-off)

25.      Current Participated Balance (at cut-off)

26.      Position in Capital Structure

27.      First Mortgage Balance Collateral

28.      Subordinate Balance Collateral

29.      Closed

30.      Funding Date

31.      First Pay Date

32.      Rate

33.      Spread Index

34.      Quarterly Debt Service

35.      Asset Type

36.      Interest Rate Cap

37.      Additional Financing Indicator

38.      Remaining I/O Terms (months)

39.      Interest  Rate At Cut-off

40.      Interest Accrual Method Code

41.      Prepayment Terms Description

42.      First Rate Adjustment Date

43.      First Payment Adjustment Date

44.      Lifetime Rate Floor

45.      Periodic Rate Increase Limit

46.      Periodic Rate Decrease Limit

47.      Payment Frequency

48.      Negative Amortisation Allowed (Y/N)

49.      Maturity Date At Cut-off

50.      Last Extended Maturity Date

51.      Exit Fee

52.      Ownership Interest

53.      Ground Lease (Y/S/N)

54.      Cross-Collateralised Asset Grouping

55.      Security Priority

56.      Asset Structure Code

57.      Senior Debt Amount at Cut-off

58.      Senior Debt Type Code

59.      Senior Debt Fully Extended Maturity Date

60.      Senior Debt Periodic P&I Payment at Cut-off

61.      Senior Debt Fixed or Floating

62.      Senior Debt Margin (if floating)

63.      Senior Debt Rate (if fixed)

64.      Subordinate Debt

65.      Junior Debt Amount at Cut-off

66.      Junior Debt Type Code

67.      Junior Debt Fully Extended Maturity Date

68.      Junior Debt Periodic P&I Payment at Cut-off

69.      Junior Debt Fixed or Floating

70.      Junior Debt Margin (if floating)

71.      Junior Debt Rate (if fixed)

72.      Loan Purpose SPE

73.      Lockbox

74.      Escrows

75.      Actual NOI

76.      Actual NOI Period (e.g. t-12 ended 4-30-04 etc)

77.      UW NOI

78.      UW date based on

79.      UW Resv

80.      UW NCF

81.      UW NDSC

82.      Lockout Expiration Date

83.      Original Term

84.      Amort Term

85.      Rem Term

86.      Rem Am Term

87.      CLTV (Combined LTV all debt)

88.      BLTV (Senior debt LTV)

89.      McCracken Rate

90.      McCracken PI

91.      Investment Management/Servicing Fee

92.      Credit Score

93.      Remaining Funding Obligations

94.      Remaining Funding Obligations - Amount

95.      Recourse Loan

96.      Recourse to:

97.      Recourse Provider Net Worth

98.      Recourse Provider Debt Service Coverage Ratio

99.      Recourse Provider Net Worth to Financial Indebtedness Ratio

100.     Recourse Provider Liquidity

101.     Loan Revised//Amended YorN

102.     Property or loan transferred YorN

103.     Transfer Date (if applicable)

                                   Schedule 13
                           Form of Redirection Letter

To:      [Name of Lender/Servicer/Paying Agent]

From:    AHR Capital Limited and Anthracite Capital Inc.

Dated:   [date]

Re:      Irrevocable Notice of Redirection of Payments of [Name of Asset]

Dear Sirs,

                               AHR Capital Limited
                             Anthracite Capital Inc.

      $150,000,000 Facility Agreement dated 19 April 2007 (the "Agreement")

1 Please be advised that AHR Capital Limited (the "Borrower") currently owns a (euro)[o] interest in the [Name of Asset] (the "Asset").

2 The Borrower has entered into a loan facility with Lehman Commercial Paper Inc, UK Branch (the "Lender") pursuant to the Agreement.

3 The Borrower has charged [all/(euro)[o]] of its interest in the Asset to the Lender under the Agreement.

4 From and after the date hereof, you are hereby authorised and directed to remit all payments for the[(euro)[o] portion of]/[the entire interest] in the Asset to the following wire instructions:


         Bank Name:                 [o]
         Sort Code:                 [o]
         Account No.:               [o]
         Account Name:              [o]
         Attention:                 [o]

5 Notwithstanding anything herein to the contrary, this Redirection Letter shall only apply to the above-referenced portion of the Asset held by AHR Capital Limited, and not to any other portion of the Asset held by affiliates of AHR Capital Limited.

6 This Redirection Letter is irrevocable absent the prior written consent of the Lender.


Signed:



By:
     -----------------------
     Authorised Signatory



By:
     -----------------------
     Authorised Signatory

------------------------------------
* With other loans (excluding Underlying Loans, in the case of any Mezzanine Loan, Subsidiary Loan or Minority Loan).

                                   Schedule 14
                             Form of Servicer Notice

To:      [Name of Third Party Servicer]

From:    Blackrock Financial Management Inc. and AHR Capital Limited

Dated:   [date]

Dear Sirs,

                       Blackrock Financial Management Inc.
                               AHR Capital Limited

      $150,000,000 Facility Agreement dated 19 April 2007 (the "Agreement")

Defined terms used herein but not otherwise defined herein shall have the meanings given in the Agreement.

We understand that you are servicing [Name of Asset (or Underlying Loans backing Asset)] (the "Asset") for the benefit, inter alia, of AHR Capital Limited (the "Borrower"). We are writing to inform you that pursuant to the Borrower has changed its interest in the Asset to Lehman Commercial Paper Inc., UK Branch as lender under the Agreement (the "Lender").

By your acknowledgement of this letter, you agree that upon receipt of a notice to such effect from the Lender in which the Security shall identify the Assets over which it holds security pursuant to the Agreement, you shall segregate all amounts collected on account of such Assets, hold them in trust for the sole and exclusive benefit of the Lender, and remit such collections in accordance with the Lender's written instructions. Following such notice, you shall follow the instructions of the Lender with respect to the Assets, and shall deliver to the Lender any information with respect to the Assets reasonably requested by the Lender.

Notwithstanding any contrary information which may be delivered to you by the Borrower, you may conclusively rely on any information or notice delivered by the Lender, and the Borrower shall indemnify and hold you harmless for any and all claims asserted against you for any actions taken in good faith by you in


Please acknowledge receipt of this instruction letter by signing in the signature block below and forwarding an executed copy to the Lender promptly upon receipt. Any notices to the Lender should be delivered to the following addresses: 25 Bank Street, 11th Floor, London, E14 5LE Attention: Julian Wheeler; Telephone: +44 20 710 24756; Facsimile: +44 20 710 24756.

Signed:



By:
     -----------------------
     Authorised Signatory



By:
     -----------------------
     Authorised Signatory



Acknowledged



Signed:



By:
     -----------------------
     Authorised Signatory



By:
     -----------------------
     Authorised Signatory

                                   Schedule 15
                        Form of Investment Manager Report

      $150,000,000 Facility Agreement dated 19 April 2007 (the "Agreement")

Defined terms used herein but not otherwise defined herein shall have the meanings given in the Agreement.

1        Asset Number

2        Position

3        Borrower Name

4        UPB

5        Late Charge Balance

6        Next Payment Date

7        Current DSCR March 31, 2007

8        Identified Problems with Investment Manager's Inspections

9        Tenant Occupying > 25% has vacated

10       Borrower, or affiliate, subject to Insolvency

11       If Yes to Insolvency, provide details

12       Maturity Date

13       Asset subject to Litigation

14       Interest Reserves Balance

15       Subject to Significant Covenant Violation

16       Material Defaults

17       Material Damage to Property

18       Borrower is 30 days or more Delinquent on Payment

19       Minimum Escrow Pmts/Balances have not been remitted or maintained

20       Criteria Requiring creation of springing Lockbox has occurred

21       Comments

                                   SIGNATURES

BORROWER

AHR CAPITAL LIMITED


By:      /s/ Richard Shea                 By:
         ---------------------                 -------------------
         Name:   Richard Shea                  Name:
         Title:  Authorised Signatory          Title: Authorised Signatory



Notice Details:                           With a copy to:


Address:    Custom House Plaza            Address:   Anthracite Capital Inc.
            Block 6                                  40 East 52nd Street
            IFSC                                     New York
            Dublin 1                                 New York 10022
            Ireland                                  USA
Fax No:                                   Fax No:    +(212) 810-5579
Tel No.:                                  Tel No.:   +(212) 810-8758
Attention:  The Directors                 Attention: Mr Richard Shea

SPONSOR

ANTHRACITE CAPITAL INC.


By:      /s/ Richard Shea                 By:
         ---------------------                 -------------------
         Name:   Richard Shea                  Name:
         Title:  Authorised Signatory          Title: Authorised Signatory



Notice Details:


Address:    Anthracite Capital Inc.
            40 East 52nd Street
            New York
            New York 10022
            USA
Fax No:     +(212) 810-5579
Tel No.:    +(212) 810-8758
Attention:  Mr Richard Shea



LENDER

LEHMAN COMMERCIAL PAPER INC., UK BRANCH



By:      /s/ Julian Wheeler               By:
         ---------------------                 -------------------
         Name:   Julian Wheeler                Name:
         Title:  Authorised Signatory          Title: Authorised Signatory



Notice Details:                           With a copy to:


Address:    Lehman Commercial             Address:   Lehman Commercial
            Paper Inc, UK Branch                     Paper Inc
            25 Bank Street, 11th Floor               399 Park Avenue, 8th Floor
            London, E14 5LE                          New York, NY 10022
                                                     USA
Fax No:     + 44 20 710 24756             Fax No:    + 646-758-5331
Tel No.:    + 44 20 710 24756             Tel No.:   + 212-526-4625
Attention:  Julian Wheeler                Attention: Brian Gross